Principal Funds, Inc. 711 High Street, Des Moines, IA 50392 515 247 5111 tel
July 23, 2025
Dear Shareholder:
The Board of Directors of Principal Funds, Inc. ("PFI") have approved Plans of Acquisition (the "Plans") providing for the reorganization of the Edge MidCap Fund ('Edge MidCap"), MidCap Growth Fund ("MidCap Growth"), and MidCap Growth Fund III ("MidCap Growth III") (each, an "Acquired Fund" and, together, the "Acquired Funds") into the MidCap Fund (the "Acquiring Fund") (each, a "Fund" and, together, the "Funds"). Each of these Funds is a separate series of PFI.
Under the Plans: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of each Acquired Fund in exchange for newly issued shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of each Acquired Fund in complete liquidation and termination of the Acquired Funds (the "Reorganization"). As a result of the Reorganization, each shareholder of an Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Funds. The number of full and fractional shares of the Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder’s shares of an Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization.

ACQUIRED FUNDS	ACQUIRING FUND
Edge MidCap Fund	MidCap Fund
(Class A, Class R-6, and Institutional Class)	(Class A, Class C, Class J, Class R-3, Class R-5,
Class R-6, and Institutional Class)
MidCap Growth Fund
(Class J, Class R-3, Class R-5, and Institutional Class)

MidCap Growth Fund III
(Class J, Class R-3, Class R-5, and Institutional Class)
Each Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on September 19, 2025.
The Board of Directors believes that the Reorganization is in the best interests of shareholders of both Funds for reasons described in Information Statement/Prospectus. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.
The Funds will obtain an opinion of legal counsel to the effect that no gain or loss should be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. The direct expenses and out-of-pocket fees incurred in connection with the Reorganization will be borne by Principal Global Investors, LLC, the advisor to the Funds.
Please note that PFI is not required to obtain shareholder approval of the Reorganization. Consequently, we are not asking you for a proxy, and we are not requesting that you send us a proxy. The enclosed Information Statement/Prospectus, however, provides information about the Reorganization and the Plan.
If you have any questions regarding your Fund's Reorganization, please call our Shareholder Services Department toll-free at 1 (800) 222-5852.

Sincerely,

Kamal Bhatia
Director, Chair, President, and Chief Executive Officer

PRINCIPAL FUNDS, INC.
711 High Street, Des Moines, Iowa 50392
1 (800) 222-5852
---------------------------------
IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT/PROSPECTUS
This Information Statement/Prospectus is available at:
https://brandassets.principal.com/m/76c724eef1141c27/original/PFI-MidCap-Fund-Information-Statement.pdf.
---------------------------------
RELATING TO THE REORGANIZATION OF
THE EDGE MIDCAP FUND, MIDCAP GROWTH FUND, AND MIDCAP GROWTH FUND III
INTO THE MIDCAP FUND
This Information Statement/Prospectus is furnished in connection with Plans of Acquisition (the "Plans") providing for the reorganization of the Edge MidCap Fund, MidCap Growth Fund, and MidCap Growth Fund III (each, an "Acquired Fund" and, collectively, the “Acquired Funds”) into the MidCap Fund (the "Acquiring Fund") (together, the "Funds"). Each of these Funds is a separate series or fund of Principal Funds, Inc. ("PFI").
Under the Plans: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Funds in exchange for newly issued shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of each Acquired Fund in complete liquidation and termination of the Acquired Funds (the "Reorganization"). As a result of the Reorganization, each shareholder of each Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of each Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of each Acquired Fund will be equal in value to the value of that shareholder’s shares of each Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization.
I.Holders of Institutional Class and Classes A and R-6 shares of the Edge MidCap Fund (Acquired Fund) will receive, respectively, Institutional Class and Classes A and R-6 shares of the MidCap Fund (Acquiring Fund).
II.Holders of Institutional Class and Classes J, R-3, and R-5 shares of the MidCap Growth Fund (Acquired Fund) will receive, respectively, Institutional Class and Classes J, R-3, and R-5 shares of the MidCap Fund (Acquiring Fund).
III.Holders of Institutional Class and Classes J, R-3, and R-5 shares of the MidCap Growth Fund III (Acquired Fund) will receive, respectively, Institutional Class and Classes J, R-3, and R-5 shares of the MidCap Fund (Acquiring Fund).
The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on September 19, 2025. The terms and conditions of the Reorganization are more fully described below in this Information Statement/Prospectus and in the Forms of Plan of Acquisition, which are attached hereto as Appendix A.
Please note: PFI is not required to obtain shareholder approval of the Reorganization.
Consequently, we are not asking you for a proxy, and we are requesting that you not send us a proxy.

This Information Statement/Prospectus contains information shareholders should know about the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired Funds and the Acquiring Fund. The Annual Report contains discussions of the market conditions and investment strategies that significantly affected Edge MidCap, an Acquired Fund, during the fiscal year ended August 31, 2024, and MidCap Growth and MidCap Growth III, each an Acquired Fund, and the Acquiring Fund during the fiscal year ended October 31, 2024. Copies of these reports may be obtained at no charge by calling our Shareholder Services Department toll-free at 1 (800) 222-5852 or online at www.principalfunds.com/prospectuses.
The Statement of Additional Information dated July 23, 2025 (the "Statement of Additional Information" or "SAI") relating to this Information Statement/Prospectus has been filed with the SEC (File No. 333-288242) and is incorporated by reference into this Information Statement/Prospectus. PFI’s Prospectus for Edge MidCap, an Acquired Fund, dated December 31, 2024 and as supplemented, the Statement of Additional Information for Edge MidCap, an Acquired Fund, dated December 31, 2024, as supplemented, PFI’s Prospectus for MidCap Growth and MidCap Growth III, each an Acquired Fund, and the Acquiring Fund dated March 1, 2025 and as supplemented, and the Statement of Additional Information for MidCap Growth and MidCap Growth III, each an Acquired Fund, and the Acquiring Fund dated March 1, 2025, and as supplemented, have been filed with the SEC (File No. 033-59474). Copies of these documents may be obtained without charge by writing to Principal Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling our Shareholder Services Department toll-free at 1 (800) 222-5852. You may also call our Shareholder Services Department toll free at 1 (800) 222-5852 if you have any questions regarding your Fund's Reorganization.
PFI is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and files reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information are available on the SEC’s EDGAR Database on its Internet site at www.sec.gov.
The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Information Statement/Prospectus is July 23, 2025.

INTRODUCTION
This Information Statement/Prospectus is being furnished to shareholders of the Acquired Funds to provide information regarding the Plans and the Reorganization.
Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 75 separate series (the "PFI Funds"), including the Acquired Funds and the Acquiring Fund. The sponsor of PFI is Principal Life Insurance Company ("Principal Life"), and the investment advisor to the PFI Funds is Principal Global Investors, LLC ("PGI"). Principal Funds Distributor, Inc. (the "Distributor" or "PFD") is the distributor for all share classes. Principal Life is an insurance company organized in 1879 under the laws of the State of Iowa. Principal Life, PGI, and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"). Principal Life, PGI, and PFD’s address is the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392.
Investment Management. Pursuant to an investment advisory agreement with PFI, PGI provides investment advisory services to each PFI Fund and is also responsible for, among other things, administering the business and affairs of each PFI Fund. PGI is also responsible for selecting, contracting with, compensating, and monitoring the performance of any sub-advisors that manage the investment of the assets of the PFI Funds pursuant to sub-advisory agreements. PGI, with respect to the management of MidCap Growth III, an Acquired Fund, has entered into sub-advisory agreements with Eagle Asset Management, Inc. and Robert W. Baird & Co. Incorporated. Edge MidCap and MidCap Growth, each an Acquired Fund, and the Acquiring Fund have no sub-advisors.
PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an indirect, wholly owned subsidiary of PFG.
THE REORGANIZATION
At its meeting held on May 15, 2025, the PFI Board of Directors (the "Board"), including all the Directors who are not "interested persons" (as defined in the 1940 Act) of PFI (the "Independent Directors"), approved the Reorganization pursuant to the Plans providing for the reorganization of the Acquired Funds into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Funds and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed under "THE REORGANIZATION - Board Consideration of the Reorganization."
The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Funds to the Acquiring Fund in exchange for newly issued shares of each Acquiring Fund; and (ii) the distribution to Acquired Funds shareholders of the Acquiring Fund shares in complete liquidation and termination of each Acquired Fund. As a result of the Reorganization, each shareholder of an Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue to each Acquired Fund a number of shares with a total value equal to the total value of the net assets of each Acquired Fund, and each shareholder of an Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of each Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the "Effective Time"). The closing date of each Reorganization is expected to be on or about September 19, 2025.
Holders of Institutional Class and Classes A, J, R-3, R-5 and R-6 shares of an Acquired Fund will receive, respectively, Institutional Class and Classes A, J, R-3, R-5 and R-6 shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Information Statement/Prospectus and in the Forms of Plan of Acquisition, which are attached hereto as Appendix A.
Please see "THE REORGANIZATION - Board Consideration of the Reorganization" for additional information about the Board's consideration of the Reorganization.
Furthermore, the Funds will obtain an opinion of legal counsel to the effect that no gain or loss should be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. Please see "Information About the Reorganization - Federal Income Tax Consequences" for additional information about the federal income tax consequences of the Reorganization.

PGI serves as investment advisor to both the Acquired Funds and the Acquiring Fund. In addition, the MidCap Growth III is sub-advised by two different sub-advisory firms whereas the Edge MidCap and MidCap Growth Funds and MidCap Fund are not sub-advised by any sub-advisory firms. The portfolio managers of the MidCap Fund, which are different from the portfolio managers of the Acquired Funds, will remain the portfolio managers of the Acquiring Fund post-Reorganization. Please see "Plan of Acquisition Providing for the Reorganization of the Edge MidCap Fund, MidCap Growth Fund, and MidCap Growth Fund III into the MidCap Fund" below for additional comparison information between the Acquired Funds and Acquiring Fund, as well as information about the Acquiring Fund post-Reorganization.
The direct expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing and audit fees, will be paid by PGI as the advisor to the Acquired and Acquiring Funds. The Acquired Funds will pay the respective trading costs associated with disposing of portfolio securities of securities that would not be compatible with the investment strategy of the Acquiring Fund and reinvesting such proceeds in securities that would be compatible. The Edge MidCap Fund is expected to sell approximately of 90% of its portfolio with explicit trading costs of approximately $11,000. The MidCap Growth Fund is expected to sell approximately of 93% of its portfolio with explicit trading costs of approximately $29,000. The MidCap Growth Fund III is expected to sell approximately of 81% of its portfolio with explicit trading costs of approximately $33,000.
Each of the Acquired Funds and the Acquiring Fund qualifies, and following the Reorganization it is expected that the Acquiring Fund will continue to qualify, as a Regulated Investment Company for tax purposes.
I.Plan of Acquisition Providing for the Reorganization of the
Edge MidCap Fund into the MidCap Fund
At its meeting held on May 15, 2025, the Board of PFI, including the Independent Directors, approved the Plans, which provide for the reorganization of the Edge MidCap Fund (the "Acquired Fund") into the MidCap Fund (the "Acquiring Fund"). PFI is not required to obtain, and is not seeking, shareholder approval of the Reorganization.
Comparison of Acquired and Acquiring Funds
The following tables provide comparative information with respect to Edge MidCap, an Acquired Fund, and the Acquiring Fund. The Funds have the identical investment objectives. The Acquired Fund and Acquiring Fund both seek long-term growth of capital. In terms of principal investment strategies, both Funds invest in securities of companies with medium market capitalizations. They differ in that the Acquired Fund invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued, and equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Acquired Fund does not have a policy of preferring one of these categories over the other. The Acquired Fund also differs in that it may also purchase real estate investment trust (“REIT”) securities. The Acquiring Fund differs in that it invests in foreign securities.
PGI is the investment advisor for the Acquired Fund and the Acquiring Fund. PGI actively manages the Acquired Fund and the Acquiring Fund and does not employ sub-advisors to implement the Fund's investment strategies. Further, the Acquired Fund and the Acquiring Fund are each managed by a different team of portfolio managers. The portfolio managers listed below for the Acquiring Fund will remain the portfolio managers of the Acquiring Fund post-Reorganization.

EDGE MIDCAP FUND (Acquired Fund)	MIDCAP FUND (Acquiring Fund)

Approximate Net Assets as of May 31, 2025	Approximate Net Assets as of May 31, 2025
$57,150,000	$30,874,080,000

EDGE MIDCAP FUND (Acquired Fund)	MIDCAP FUND (Acquiring Fund)

Investment Advisor	Investment Advisor
PGI	PGI

PGI Portfolio Managers	PGI Portfolio Managers
Lauren Choi has been with Principal® since 2013. She earned a bachelor’s degree in Biomedical Engineering from Johns Hopkins University.
Daniel R. Coleman has been with Principal® since 2001. He earned a bachelor’s degree in Finance from the University of Washington and an M.B.A. from New York University.
Theodore Jayne has been with Principal® since 2015. He earned a bachelor’s degree in Anthropology from Harvard University. Mr. Jayne has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin has been with Principal® since 1993. He earned a bachelor’s degree in Finance from the University of Iowa and an M.B.A. from the Yale School of Management. Mr. Nolin has earned the right to use the Chartered Financial Analyst designation.
Tom Rozycki has been with Principal® since 2001. He earned a bachelor’s degree in Finance from Drake University. Mr. Rozycki has earned the right to use the Chartered Financial Analyst designation.

Comparison of Investment Objectives and Strategies

EDGE MIDCAP FUND (Acquired Fund)	MIDCAP FUND (Acquiring Fund)

Investment Objective	Investment Objective
The Fund seeks long-term growth of capital.	The Fund seeks long-term growth of capital.

Principal Investment Strategies	Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations (MidCap). For this Fund, companies with medium market capitalizations (MidCap) are those with market capitalizations within the range of companies in the Russell MidCap® Index (as of March 31, 2025, this was between approximately $270.1 million and $192.2 billion). The Fund invests in real estate investment trust (“REIT”) securities.
The Fund invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund does not have a policy of preferring one of these categories over the other.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations (MidCap). For this Fund, companies with medium market capitalizations (MidCap) are those with market capitalizations within the range of companies comprising the Russell MidCap® Index (as of March 31, 2025, this range was between approximately $270.1 million and $192.2 billion). The Fund also invests in foreign securities.

Comparison of Principal Investment Risks
Shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired Fund and the Acquiring Fund.
Principal Risks Applicable to Both Funds
The following principal risks are applicable to the Acquired Fund and the Acquiring Fund:
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Additional Principal Risks of Investing in the Acquired Fund
The following are additional principal risks of investing in the Acquired Fund that are not principal risks of the Acquiring Fund:
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and, therefore, would not be profitable for the fund.
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use, and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Additional Principal Risks of Investing in the Acquiring Fund
The following are additional principal risks of investing in the Acquiring Fund that are not principal risks of the Acquired Fund:

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Fundamental Investment Restrictions
The Funds are subject to identical fundamental investment restrictions, which may not be changed without a shareholder vote. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Fundamental Restrictions."
The Funds are subject to identical non-fundamental investment restrictions Non-fundamental investment restrictions may be changed without shareholder approval. The non-fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Non-Fundamental Restrictions."
Additional Information
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under "Additional Information About Investment Strategies and Risks," as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio managers for each Fund, including information about compensation, other accounts managed, and ownership of Fund shares.
Fees and Expenses of the Funds
Shareholder Fees (fees paid directly from your investment)
The following table describes the fees and expenses that you may pay if you buy and redeem Class A shares of the Acquired and Acquiring Funds. These fees and expenses are more fully described under "The Cost of Investing and Ongoing Fees". The Institutional Class and Class R-6 shares of the Acquired and Acquiring Funds are not subject to sales charges or redemption fees.
The "pro forma assuming Reorganization" shareholder fees are identical to the Acquiring Fund shareholder fees set forth below.

Edge MidCap Fund (Acquired Fund)
MidCap Fund (Acquiring Fund)
Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Edge MidCap Fund, an Acquired Fund, for the fiscal year ended August 31, 2024, and the MidCap Growth Fund and MidCap Growth Fund III, each an Acquired Fund, for the fiscal year ended October 31, 2024; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2024; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended October 31, 2024 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2024.
If you purchase Institutional Class shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Holders of Institutional Class shares of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund. Following the Reorganization, eligible shareholders who receive Institutional Class shares of the Acquiring Fund in the Reorganization will be able to exchange their Institutional Class shares of the Acquiring Fund for Class R-6 Class shares of the Acquiring Fund on a tax-free basis and without exchange fees. To determine if you are an eligible shareholder, see "Purchase of Fund Shares--Eligible Purchasers" below.
Holders of Class A and Class R-6 shares of the Edge MidCap Fund will receive Class A and Class R-6 shares of the MidCap Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

(a) EDGE MIDCAP FUND (Acquired Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Operating Expenses	Expense Reimbursement (1)	Net Expenses
A	0.65%	0.25%	0.37%	1.27%	(0.17)%	1.10%
Institutional	0.65%	N/A	0.21%	0.86%	(0.09)%	0.77%
R-6	0.65%	N/A	0.14%	0.79%	(0.12)%	0.67%
(b) MIDCAP GROWTH FUND (Acquired Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Operating Expenses	Expense Reimbursement (2)	Net Expenses
J	0.65%	0.15%	0.10%	0.90%	N/A	0.90%
Institutional	0.65%	N/A	0.13%	0.78%	(0.03)%	0.75%
R-3	0.65%	0.25%	0.34%	1.24%	N/A	1.24%
R-5	0.65%	N/A	0.28%	0.93%	N/A	0.93%
(c) MIDCAP GROWTH FUND III (Acquired Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Operating Expenses	Fee Waiver (3)	Net Expenses
J	0.81%	0.15%	0.13%	1.09%	(0.02)%	1.07%
Institutional	0.81%	N/A	0.01%	0.82%	(0.02)%	0.80%
R-3	0.81%	0.25%	0.33%	1.39%	(0.02)%	1.37%
R-5	0.81%	N/A	0.27%	1.08%	(0.02)%	1.06%
(d) MIDCAP FUND (Acquiring Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Operating Expenses	Expense Reimbursement	Net Expenses
A	0.57%	0.25%	0.09%	0.91%	N/A	0.91%
C	0.57%	1.00%	0.18%	1.75%	N/A	1.75%
J	0.57%	0.15%	0.06%	0.78%	N/A	0.78%
Institutional	0.57%	N/A	0.10%	0.67%	N/A	0.67%
R-3	0.57%	0.25%	0.32%	1.14%	N/A	1.14%
R-5	0.57%	N/A	0.26%	0.83%	N/A	0.83%
R-6	0.57%	N/A	0.02%	0.59%	N/A	0.59%
(e) MIDCAP FUND (Acquiring Fund)(Pro forma assuming Reorganization)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses (4)	Total Operating Expenses	Expense Reimbursement	Net Expenses
A	0.57%	0.25%	0.09%	0.91%	N/A	0.91%
C	0.57%	1.00%	0.18%	1.75%	N/A	1.75%
J	0.57%	0.15%	0.06%	0.78%	N/A	0.78%
Institutional	0.57%	N/A	0.09%	0.66%	N/A	0.66%
R-3	0.57%	0.25%	0.32%	1.14%	N/A	1.14%
R-5	0.57%	N/A	0.26%	0.83%	N/A	0.83%
R-6	0.57%	N/A	0.02%	0.59%	N/A	0.59%
(1)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund(excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.10% for Class A and 0.77% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.02% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2025; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
(2)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund(excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.75% for Institutional Class shares. It is expected that the expense limit will continue through the period ending February 28, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
(3)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to waive a portion of the Fund's management fees through the period ending February 28, 2026. The fee waiver will reduce the Fund's management fees by 0.02% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.
(4)Based on estimated amounts for the current fiscal year.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired Fund and the Acquiring Fund. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated, and that all dividends and distributions are reinvested. The example assumes conversion of the Class C shares to Class A shares after the eighth year. The examples also assume that your investment has a 5% return each year. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the periods noted in the table above. The examples should not be considered a representation of future expense of the Acquired Fund or the Acquiring Fund. Actual expense may be greater or less than those shown.

(a) EDGE MIDCAP FUND (Acquired Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
A	$656	$915	$1,193	$1,985
Institutional	79	265	468	1,052
R-6	68	240	427	967
(b) MIDCAP GROWTH FUND (Acquired Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
J	$192	$287	$498	$1,108
Institutional	77	246	430	963
R-3	126	393	681	1,500
R-5	95	296	515	1,143
Assumes you do not redeem:
J	$92	$287	$498	$1,108
(c) MIDCAP GROWTH FUND III (Acquired Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
J	$209	$345	$599	$1,327
Institutional	82	260	453	1,012
R-3	139	438	759	1,667
R-5	108	341	594	1,315
Assumes you do not redeem:
J	$109	$345	$599	$1,327
(d) MIDCAP FUND (Acquiring Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
A	$638	$824	$1,026	$1,608
C	278	551	949	1,840
J	180	249	433	966
Institutional	68	214	373	835
R-3	116	362	628	1,386
R-5	85	265	460	1,025
R-6	60	189	329	738
Assumes you do not redeem:
C	$178	$551	$949	$1,840
J	80	249	433	966
(e) MIDCAP FUND (Acquiring Fund) (Pro forma assuming Reorganization)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
A	$638	$824	$1,026	$1,608
C	278	551	949	1,840
J	180	249	433	966
Institutional	67	211	368	822
R-3	116	362	628	1,386
R-5	85	265	460	1,025
R-6	60	189	329	738
Assumes you do not redeem:
C	$178	$551	$949	$1,840
J	80	249	433	966

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction fees and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended August 31, 2024, the portfolio turnover rate for the Acquired Fund was 16.6% of the average value of its portfolio. During the fiscal year ended October 31, 2024, the portfolio turnover rate for the Acquiring Fund was 10.5% of the average value of its portfolio.
Investment Management Fees and Schedules
The management fee the Acquired Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended August 31, 2024:

Edge MidCap Fund (Acquired Fund)
0.65%

The management fee the Acquiring Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended October 31, 2024:

MidCap Fund (Acquired Fund)
0.57%

Availability of the discussions regarding the basis for the Board’s approval of various management and sub-advisory agreements are available for the Acquiring Fund for the period ending April 30, 2025, and are available for the Acquired Fund for the period ending February 28, 2025, in the Registrant's Form N-CSR filing on the SEC's website at www.sec.gov.
The management fee schedule (as of the date of this Information Statement/Prospectus) for the Acquired Fund and the Acquiring Fund is as follows (expressed as a percentage of average net assets):

EDGE MIDCAP FUND (Acquired Fund)	MIDCAP FUND (Acquiring Fund)
0.65% for first $500 million	0.65% for first $500 million
0.63% for next $500 million	0.63% for next $500 million
0.61% for next $500 million	0.61% for next $500 million
0.60% for over $1.5 billion	0.60% for next $500 million
0.59% for next $1 billion
0.58% for next $9.5 billion
0.57% for next $2.5 billion
0.56% for next $3 billion
0.55% for next $4 billion
0.53% for next $3 billion
0.51% for over $25 billion
The management fee schedule of the Acquiring Fund pre-Reorganization will be the management fee schedule of the Acquiring Fund post-Reorganization. The Acquiring Fund will be the accounting survivor post-Reorganization.
Performance
The following information provides some indication of the risks of investing in the Acquired and Acquiring Funds by showing their performance from year to year and by showing the Acquired and Acquiring Fund's average annual returns for one, five, and ten calendar year periods (or, if shorter, the life of the Fund) how each Fund's average annual total returns compare with those of one or more broad measures of market performance.
Past performance is not necessarily an indication of how the Funds will perform in the future. You may get updated performance information at www.PrincipalAM.com.
Life of Fund returns are measured from the date the Acquired Fund’s shares were first sold (September 28, 2015).

For periods prior to the inception date of the Acquired Fund's Class A shares (December 31, 2018) and Class R-6 shares (January 3, 2017), the performance shown in the bar chart and table for Class A and table for Class R-6 shares is that of the Acquired Fund’s Institutional Class shares, adjusted to reflect the fees and expenses of each class. However, where this adjustment for fees and expenses results in performance for a newer class that is higher than the historical performance of the Institutional Class shares, the historical performance of the Institutional Class shares is used. These adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold September 28, 2015.
Calendar Year Total Return (%) as of 12/31 Each Year
Edge MidCap Fund (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 2020	24.61%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(28.72)%
Year-to-date return Class A shares as of March 31, 2025:	Q1 2025	(2.61)%
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	Life of Fund
Class A Return Before Taxes	(0.30)%	5.56%	9.65%
Class A Return After Taxes on Distributions	(0.99)%	3.06%	7.72%
Class A Return After Taxes on Distributions and Sale of Fund Shares	0.32%	4.04%	7.50%
Institutional Class Return Before Taxes	5.84%	7.12%	10.69%
Class R-6 Return Before Taxes	5.97%	7.23%	10.85%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	14.53%
Russell MidCap Index (reflects no deduction for fees, expenses, or taxes)	15.34%	9.92%	11.36%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
The Russell 3000 Index is the Fund's primary broad-based index and is included to meet the recently revised definition of “broad-based securities market index.” The Russell MidCap Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.
The bar chart shows the investment returns of the Acquiring Fund’s Class A shares for each full calendar year of operations for 10 years. These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower.

For periods prior to the inception date of the Acquiring Fund's Class R-6 shares (November 22, 2016), the performance shown in the table for Class R-6 shares is that of the Acquiring Fund’s Class R-3 shares, adjusted to reflect the fees and expenses of Class R-6 shares. However, where the adjustment for fees and expenses results in performance for Class R-6 shares that is higher than the historical performance of the Class R-3 shares, the historical performance of the Class R-3 shares is used. These adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares.
Calendar Year Total Return (%) as of 12/31 Each Year
MidCap Fund (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 2020	24.72%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(23.89)%
Year-to-date return Class A shares as of March 31, 2025:	Q1 2025	(0.47)%
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Class A Return Before Taxes	13.09%	9.91%	11.44%
Class A Return After Taxes on Distributions	12.28%	8.99%	10.25%
Class A Return After Taxes on Distributions and Sale of Fund Shares	8.39%	7.74%	9.11%
Class C Return Before Taxes	17.73%	10.30%	11.42%
Institutional Class Return Before Taxes	19.98%	11.45%	12.38%
Class J Return Before Taxes	18.88%	11.33%	12.24%
Class R-3 Return Before Taxes	19.41%	10.92%	11.85%
Class R-5 Return Before Taxes	19.79%	11.27%	12.20%
Class R-6 Return Before Taxes	20.10%	11.54%	12.36%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell MidCap Index (reflects no deduction for fees, expenses, or taxes)	15.34%	9.92%	9.63%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
The Russell 3000 Index is the Fund's primary broad-based index and is included to meet the recently revised definition of “broad-based securities market index.” The Russell MidCap Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

Board Consideration of the Reorganization
At its May 15, 2025, meeting, the PFI Board of Directors considered information presented by PGI regarding the proposed Reorganization of the Acquired Fund into the Acquiring Fund, and the Board evaluated such information as it deemed necessary to consider the proposed Reorganization. At the meeting, the Board approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among other things, the following factors, in no order of priority:
•the prospects for growth of and for achieving economies of scale by the Acquired Fund as compared to those of the Acquiring Fund;
•the Funds’ identical investment objectives, similar principal investment strategies and principal risks, and identical fundamental investment restrictions;
•the Funds’ current management fee rates and expense ratios and the expected management fee rate and expense ratios of the Acquiring Fund following the Reorganization;
•the estimated direct costs of the Reorganization, including audit and registration statement-related costs, and that such costs will be borne by PGI;
•the estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
•the different portfolio management teams of the Acquired Fund and the Acquiring Fund;
•information regarding the Funds' investment performance and risk-return profiles;
•the direct or indirect federal income tax consequences of the Reorganization;
•any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;
•the absence of any material differences in the rights of shareholders of the Funds;
•the Reorganization will not result in the dilution of the interests of shareholders of the Acquired Fund or the Acquiring Fund;
•the terms and conditions of the Plan; and
•possible alternatives to the Reorganization, including maintaining the status quo or pursuing the liquidation of the Acquired Fund.
The Board believes that the Reorganization will serve the best interests of existing shareholders for the following reasons, among others:
•the Acquired Fund and the Acquiring Fund have identical investment objectives, similar principal investment strategies and principal risks, and identical fundamental investment restrictions;
•PGI has advised that the Acquired Fund has not been able to grow its assets and gain scale;
•based on information provided by PGI, the post-Reorganization management fee rate for the Acquiring Fund is expected to be lower than the pre-Reorganization management fee rate for the Acquired Fund, and the post-Reorganization expense ratios for all share classes of the Acquiring Fund are expected to be lower than the pre-Reorganization expense ratios of the corresponding classes of the Acquired Fund;
•based on information provided by PGI, the post-Reorganization management fee rate and expense ratios for all share classes of the Acquiring Fund are expected to be the same or lower than the pre-Reorganization management fee rate and expense ratios;
•based on information provided by PGI, the Institutional Class shares of the Acquiring Fund outperformed the Institutional Class shares of the Acquired Fund over the one-, three-, and five-year periods ended March 31, 2025;
•the Funds will obtain an opinion of legal counsel to the effect that the Reorganization should qualify as a tax-free reorganization for U.S. federal income tax purposes, and no gain or loss should be recognized as a result of the Reorganization by the Funds and their shareholders;

•PGI, as investment advisor to the Acquiring Fund, is expected to provide high quality investment advisory services and personnel;
•PGI, as investment advisor to the Acquired Fund, will pay all direct expenses and out-of-pocket fees, including audit and registration statement-related costs, incurred in connection with the Reorganization;
•liquidation of the Acquired Fund, as an alternative to the Reorganization, would cause a distribution to the Acquired Fund shareholders that is unanticipated and may be inconsistent with the shareholders’ investment plans or goals and a liquidation could have negative tax consequences for certain Acquired Fund shareholders; and
•for the reasons set forth above, the Reorganization is expected to be more beneficial to shareholders of the Acquired Fund than maintaining the status quo.
II.Plan of Acquisition Providing for the Reorganization of the
MidCap Growth Fund into the MidCap Fund
At its meeting held on May 15, 2025, the Board of PFI, including the Independent Directors, approved the Plans, which provide for the reorganization of the MidCap Growth Fund (the "Acquired Fund") into the MidCap Fund (the "Acquiring Fund"). PFI is not required to obtain, and is not seeking, shareholder approval of the Reorganization.
Comparison of Acquired and Acquiring Funds
The following tables provide comparative information with respect to MidCap Growth, an Acquired Fund, and the Acquiring Fund. The Funds have the identical investment objectives. The Acquired Fund and Acquiring Fund both seek long-term growth of capital. In terms of principal investment strategies, both Funds invest in securities of companies with medium market capitalizations. They differ in that the Acquired Fund invests in growth equity securities, an investment strategy that emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. In addition, the Acquired Fund’s strategies may result in the active and frequent trading of the Fund’s portfolio securities. The Acquiring Fund differs in that it invests in foreign securities.
PGI is the investment advisor for the Acquired Fund and the Acquiring Fund. PGI actively manages the Acquired Fund and the Acquiring Fund and does not employ sub-advisors to implement the Fund's investment strategies. Further, the Acquired Fund and the Acquiring Fund are each managed by a different team of portfolio managers. The portfolio managers listed below for the Acquiring Fund will remain the portfolio managers of the Acquiring Fund post-Reorganization.

MIDCAP GROWTH FUND (Acquired Fund)	MIDCAP FUND (Acquiring Fund)

Approximate Net Assets as of May 31, 2025	Approximate Net Assets as of May 31, 2025
$184,052,000	$30,874,080,000

MIDCAP GROWTH FUND (Acquired Fund)	MIDCAP FUND (Acquiring Fund)

Investment Advisor	Investment Advisor
PGI	PGI

PGI Portfolio Managers	PGI Portfolio Managers
Christopher T. Corbett has been with Principal® since 2006. He earned a B.B.A. in Accounting and an M.B.A. in Finance from the University of Notre Dame. Mr. Corbett has earned the right to use the Chartered Financial Analyst designation.
Marc R. Shapiro has been with Principal® since 2004. He earned a bachelor’s degree in Finance and Marketing from Emery University.

K. William Nolin has been with Principal® since 1993. He earned a bachelor’s degree in Finance from the University of Iowa and an M.B.A. from the Yale School of Management. Mr. Nolin has earned the right to use the Chartered Financial Analyst designation.
Tom Rozycki has been with Principal® since 2001. He earned a bachelor’s degree in Finance from Drake University. Mr. Rozycki has earned the right to use the Chartered Financial Analyst designation.

Comparison of Investment Objectives and Strategies

MIDCAP GROWTH FUND (Acquired Fund)	MIDCAP FUND (Acquiring Fund)

Investment Objective	Investment Objective
The Fund seeks long-term growth of capital.	The Fund seeks long-term growth of capital.

Principal Investment Strategies	Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations. For this Fund, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell MidCap® Growth Index (as of March 31, 2025, this range was between approximately $674.8 million and $192.2 billion). The Fund invests in growth equity securities, an investment strategy that emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund’s strategies may result in the active and frequent trading of the Fund’s portfolio securities.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations (MidCap). For this Fund, companies with medium market capitalizations (MidCap) are those with market capitalizations within the range of companies comprising the Russell MidCap® Index (as of March 31, 2025, this range was between approximately $270.1 million and $192.2 billion). The Fund also invests in foreign securities.

Comparison of Principal Investment Risks
Shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired Fund and the Acquiring Fund.
Principal Risks Applicable to Both Funds
The following principal risks are applicable to the Acquired Fund and the Acquiring Fund:
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.

Additional Principal Risks of Investing in the Acquired Fund
The following are additional principal risks of investing in the Acquired Fund that are not principal risks of the Acquiring Fund:
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
High Portfolio Turnover Risk. High portfolio turnover (more than 100%) caused by active and frequent trading of portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance, and increased brokerage costs.
Additional Principal Risks of Investing in the Acquiring Fund
The following are additional principal risks of investing in the Acquiring Fund that are not principal risks of the Acquired Fund:
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Fundamental Investment Restrictions
The Funds are subject to identical fundamental investment restrictions, which may not be changed without a shareholder vote. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Fundamental Restrictions."
The Funds are subject to identical non-fundamental investment restrictions. Non-fundamental investment restrictions may be changed without shareholder approval. The non-fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Non-Fundamental Restrictions."
Additional Information
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under "Additional Information About Investment Strategies and Risks," as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio managers for each Fund, including information about compensation, other accounts managed, and ownership of Fund shares.

Fees and Expenses of the Funds
Shareholder Fees (fees paid directly from your investment)
The following table describes the fees and expenses that you may pay if you buy and redeem Class J shares of the Acquired or Acquiring Funds. These fees and expenses are more fully described under "The Cost of Investing and Ongoing Fees". The Institutional Class and Classes R-3 and R-5 shares of the Acquired and Acquiring Funds are not subject to sales charges or redemption fees.
The "pro forma assuming Reorganization" shareholder fees are identical to the Acquiring Fund shareholder fees set forth below.

MidCap Growth Fund (Acquired Fund)
MidCap Fund (Acquiring Fund)
Class J
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Edge MidCap Fund, an Acquired Fund, for the fiscal year ended August 31, 2024, and the MidCap Growth Fund and MidCap Growth Fund III, each an Acquired Fund, for the fiscal year ended October 31, 2024; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2024; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended October 31, 2024 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2024.
If you purchase Institutional Class shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Holders of Institutional Class shares of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund. Following the Reorganization, eligible shareholders who receive Institutional Class shares of the Acquiring Fund in the Reorganization will be able to exchange their Institutional Class shares of the Acquiring Fund for Class R-6 Class shares of the Acquiring Fund on a tax-free basis and without exchange fees. To determine if you are an eligible shareholder, see "Purchase of Fund Shares--Eligible Purchasers" below.
Holders of Class J, Class R-3, and Class R-5 shares of the MidCap Growth Fund will receive Class J, Class R-3, and Class R-5 shares of the MidCap Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

(a) MIDCAP GROWTH FUND (Acquired Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Operating Expenses	Expense Reimbursement (1)	Net Expenses
J	0.65%	0.15%	0.10%	0.90%	N/A	0.90%
Institutional	0.65%	N/A	0.13%	0.78%	(0.03)%	0.75%
R-3	0.65%	0.25%	0.34%	1.24%	N/A	1.24%
R-5	0.65%	N/A	0.28%	0.93%	N/A	0.93%
(b) EDGE MIDCAP FUND (Acquired Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Operating Expenses	Expense Reimbursement (2)	Net Expenses
A	0.65%	0.25%	0.37%	1.27%	(0.17)%	1.10%
Institutional	0.65%	N/A	0.21%	0.86%	(0.09)%	0.77%
R-6	0.65%	N/A	0.14%	0.79%	(0.12)%	0.67%
(c) MIDCAP GROWTH FUND III (Acquired Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Operating Expenses	Fee Waiver (3)	Net Expenses
J	0.81%	0.15%	0.13%	1.09%	(0.02)%	1.07%
Institutional	0.81%	N/A	0.01%	0.82%	(0.02)%	0.80%
R-3	0.81%	0.25%	0.33%	1.39%	(0.02)%	1.37%
R-5	0.81%	N/A	0.27%	1.08%	(0.02)%	1.06%
(d) MIDCAP FUND (Acquiring Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Operating Expenses	Expense Reimbursement	Net Expenses
A	0.57%	0.25%	0.09%	0.91%	N/A	0.91%
C	0.57%	1.00%	0.18%	1.75%	N/A	1.75%
J	0.57%	0.15%	0.06%	0.78%	N/A	0.78%
Institutional	0.57%	N/A	0.10%	0.67%	N/A	0.67%
R-3	0.57%	0.25%	0.32%	1.14%	N/A	1.14%
R-5	0.57%	N/A	0.26%	0.83%	N/A	0.83%
R-6	0.57%	N/A	0.02%	0.59%	N/A	0.59%
(e) MIDCAP FUND (Acquiring Fund)(Pro forma assuming Reorganization)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses (4)	Total Operating Expenses	Expense Reimbursement	Net Expenses
A	0.57%	0.25%	0.09%	0.91%	N/A	0.91%
C	0.57%	1.00%	0.18%	1.75%	N/A	1.75%
J	0.57%	0.15%	0.06%	0.78%	N/A	0.78%
Institutional	0.57%	N/A	0.09%	0.66%	N/A	0.66%
R-3	0.57%	0.25%	0.32%	1.14%	N/A	1.14%
R-5	0.57%	N/A	0.26%	0.83%	N/A	0.83%
R-6	0.57%	N/A	0.02%	0.59%	N/A	0.59%
(1)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund(excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.75% for Institutional Class shares. It is expected that the expense limit will continue through the period ending February 28, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
(2)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund(excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.10% for Class A and 0.77% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.02% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2025; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
(3)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to waive a portion of the Fund's management fees through the period ending February 28, 2026. The fee waiver will reduce the Fund's management fees by 0.02% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.
(4)Based on estimated amounts for the current fiscal year.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired Fund and the Acquiring Fund. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated, and that all dividends and distributions are reinvested. The example assumes conversion of the Class C shares to Class A shares after the eighth year. The examples also assume that your investment has a 5% return each year. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the periods noted in the table above. The examples should not be considered a representation of future expense of the Acquired Fund or the Acquiring Fund. Actual expense may be greater or less than those shown.

(a) MIDCAP GROWTH FUND (Acquired Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
J	$192	$287	$498	$1,108
Institutional	77	246	430	963
R-3	126	393	681	1,500
R-5	95	296	515	1,143
Assumes you do not redeem:
J	$92	$287	$498	$1,108
(b) EDGE MIDCAP FUND (Acquired Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
A	$656	$915	$1,193	$1,985
Institutional	79	265	468	1,052
R-6	68	240	427	967
(c) MIDCAP GROWTH FUND III (Acquired Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
J	$209	$345	$599	$1,327
Institutional	82	260	453	1,012
R-3	139	438	759	1,667
R-5	108	341	594	1,315
Assumes you do not redeem:
J	$109	$345	$599	$1,327
(d) MIDCAP FUND (Acquiring Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
A	$638	$824	$1,026	$1,608
C	278	551	949	1,840
J	180	249	433	966
Institutional	68	214	373	835
R-3	116	362	628	1,386
R-5	85	265	460	1,025
R-6	60	189	329	738
Assumes you do not redeem:
C	$178	$551	$949	$1,840
J	80	249	433	966
(e) MIDCAP FUND (Acquiring Fund) (Pro forma assuming Reorganization)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
A	$638	$824	$1,026	$1,608
C	278	551	949	1,840
J	180	249	433	966
Institutional	67	211	368	822
R-3	116	362	628	1,386
R-5	85	265	460	1,025
R-6	60	189	329	738
Assumes you do not redeem:
C	$178	$551	$949	$1,840
J	80	249	433	966

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction fees and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the portfolio turnover rate for the Acquired Fund was 149.5% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 10.5%.
Investment Management Fees and Schedules
The management fee each Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended October 31, 2024:

MIDCAP GROWTH FUND (Acquired Fund)	MIDCAP FUND (Acquiring Fund)
0.65%	0.57%
Availability of the discussions regarding the basis for the Board’s approval of various management and sub-advisory agreements are available for the Acquired Fund and Acquiring Fund for the period ending April 30, 2025 in the Registrant's Form N-CSR filing on the SEC's website at www.sec.gov.
The management fee schedule (as of the date of this Information Statement/Prospectus) for each of the Acquired Fund and the Acquiring Fund is as follows (expressed as a percentage of average net assets):

MIDCAP GROWTH FUND (Acquired Fund)	MIDCAP FUND (Acquiring Fund)
0.65% for first $500 million	0.65% for first $500 million
0.63% for next $500 million	0.63% for next $500 million
0.61% for next $500 million	0.61% for next $500 million
0.60% for over $1.5 billion	0.60% for next $500 million
0.59% for next $1 billion
0.58% for next $9.5 billion
0.57% for next $2.5 billion
0.56% for next $3 billion
0.55% for next $4 billion
0.53% for next $3 billion
0.51% for over $25 billion
The management fee schedule of the Acquiring Fund pre-Reorganization will be the be the management fee schedule of the Acquiring Fund post-Reorganization. The Acquiring Fund will be the accounting survivor post-Reorganization.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.principalfunds.com.
The bar chart shows the investment returns of the Acquired Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Acquired Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Acquired Fund), how the Acquired Fund’s average annual total returns compare with those of one or more broad measures of market performance.

Calendar Year Total Return (%) as of 12/31 Each Year
MidCap Growth Fund (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 2020	38.05%
Lowest return for a quarter during the period of the bar chart above:	Q4 2018	(22.62)%
Year-to-date return Institutional Class shares as of March 31, 2025:	Q1 2025	(12.14)%
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	22.51%	11.79%	11.01%
Institutional Class Return After Taxes on Distributions	22.51%	10.26%	9.60%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	13.33%	9.17%	8.71%
Class J Return Before Taxes	21.27%	11.62%	10.78%
Class R-3 Return Before Taxes	21.98%	11.24%	10.47%
Class R-5 Return Before Taxes	22.35%	11.58%	10.81%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell MidCap Growth Index (reflects no deduction for fees, expenses, or taxes)	22.10%	11.47%	11.54%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
The Russell 3000 Index is the Fund's primary broad-based index and is included to meet the recently revised definition of “broad-based securities market index.” The Russell MidCap Growth Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.
The bar chart shows the investment returns of the Acquiring Fund’s Class A shares for each full calendar year of operations for 10 years. These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower.
For periods prior to the inception date of the Acquiring Fund's Class R-6 shares (November 22, 2016), the performance shown in the table for Class R-6 shares is that of the Acquiring Fund’s Class R-3 shares, adjusted to reflect the fees and expenses of Class R-6 shares. However, where the adjustment for fees and expenses results in performance for Class R-6 shares that is higher than the historical performance of the Class R-3 shares, the historical performance of the Class R-3 shares is used. These adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares.

Calendar Year Total Return (%) as of 12/31 Each Year
MidCap Fund (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 2020	24.72%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(23.89)%
Year-to-date return Class A shares as of March 31, 2025:	Q1 2025	(0.47)%
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Class A Return Before Taxes	13.09%	9.91%	11.44%
Class A Return After Taxes on Distributions	12.28%	8.99%	10.25%
Class A Return After Taxes on Distributions and Sale of Fund Shares	8.39%	7.74%	9.11%
Class C Return Before Taxes	17.73%	10.30%	11.42%
Institutional Class Return Before Taxes	19.98%	11.45%	12.38%
Class J Return Before Taxes	18.88%	11.33%	12.24%
Class R-3 Return Before Taxes	19.41%	10.92%	11.85%
Class R-5 Return Before Taxes	19.79%	11.27%	12.20%
Class R-6 Return Before Taxes	20.10%	11.54%	12.36%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell MidCap Index (reflects no deduction for fees, expenses, or taxes)	15.34%	9.92%	9.63%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
The Russell 3000 Index is the Fund's primary broad-based index and is included to meet the recently revised definition of “broad-based securities market index.” The Russell MidCap Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

Board Consideration of the Reorganization
At its May 15, 2025, meeting, the PFI Board of Directors considered information presented by PGI regarding the proposed Reorganization of the Acquired Fund into the Acquiring Fund, and the Board evaluated such information as it deemed necessary to consider the proposed Reorganization. At the meeting, the Board approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among other things, the following factors, in no order of priority:
•the prospects for growth of and for achieving economies of scale by the Acquired Fund as compared to those of the Acquiring Fund;
•the Funds’ identical investment objectives, similar principal investment strategies and principal risks, and identical fundamental investment restrictions;
•the Funds’ current management fee rates and expense ratios and the expected management fee rate and expense ratios of the Acquiring Fund following the Reorganization;
•the estimated direct costs of the Reorganization, including audit and registration statement-related costs, and that such costs will be borne by PGI;
•the estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
•the different portfolio management teams of the Acquired Fund and the Acquiring Fund;
•information regarding the Funds' investment performance and risk-return profiles;
•the direct or indirect federal income tax consequences of the Reorganization;
•any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;
•the absence of any material differences in the rights of shareholders of the Funds;
•the Reorganization will not result in the dilution of the interests of shareholders of the Acquired Fund or the Acquiring Fund;
•the terms and conditions of the Plan; and
•possible alternatives to the Reorganization, including maintaining the status quo or pursuing the liquidation of the Acquired Fund.
The Board believes that the Reorganization will serve the best interests of existing shareholders for the following reasons, among others:
•the Acquired Fund and the Acquiring Fund have identical investment objectives, similar principal investment strategies and principal risks, and identical fundamental investment restrictions;
•PGI has advised that the Acquired Fund has not been able to grow its assets and gain scale;
•based on information provided by PGI, the post-Reorganization management fee rate for the Acquiring Fund is expected to be lower than the pre-Reorganization management fee rate for the Acquired Fund, and the post-Reorganization expense ratios for all share classes of the Acquiring Fund are expected to be lower than the pre-Reorganization expense ratios of the corresponding classes of the Acquired Fund;
•based on information provided by PGI, the post-Reorganization management fee rate and expense ratios for all share classes of the Acquiring Fund are expected to be the same or lower than the pre-Reorganization management fee rate and expense ratios;
•based on information provided by PGI, the Institutional Class shares of the Acquiring Fund outperformed the Institutional Class shares of the Acquired Fund over the one-, three-, and five-year periods ended March 31, 2025;
•the Funds will obtain an opinion of legal counsel to the effect that the Reorganization should qualify as a tax-free reorganization for U.S. federal income tax purposes, and no gain or loss should be recognized as a result of the Reorganization by the Funds and their shareholders;

•PGI, as investment advisor to the Acquiring Fund, is expected to provide high quality investment advisory services and personnel;
•PGI, as investment advisor to the Acquired Fund, will pay all direct expenses and out-of-pocket fees, including audit and registration statement-related costs, incurred in connection with the Reorganization;
•liquidation of the Acquired Fund, as an alternative to the Reorganization, would cause a distribution to the Acquired Fund shareholders that is unanticipated and may be inconsistent with the shareholders’ investment plans or goals and a liquidation could have negative tax consequences for certain Acquired Fund shareholders; and
•for the reasons set forth above, the Reorganization is expected to be more beneficial to shareholders of the Acquired Fund than maintaining the status quo.
III.Plan of Acquisition Providing for the Reorganization of the
MidCap Growth Fund III into the MidCap Fund
At its meeting held on May 15, 2025, the Board of PFI, including the Independent Directors, approved the Plans, which provide for the reorganization of the MidCap Growth Fund III (the "Acquired Fund") into the MidCap Fund (the "Acquiring Fund"). PFI is not required to obtain, and is not seeking, shareholder approval of the Reorganization.
Comparison of Acquired and Acquiring Funds
The following tables provide comparative information with respect to MidCap Growth III, an Acquired Fund, and the Acquiring Fund. The Funds have the identical investment objectives. The Acquired Fund and Acquiring Fund both seek long-term growth of capital. In terms of principal investment strategies, both Funds invest in securities of companies with medium market capitalizations. The Acquired Fund differs in that it invests in growth equity securities, an investment strategy that emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. .The Acquired Fund may also invest up to 30% of its assets using a sampling index sampling strategy designed to match the performance of the Russell MidCap Growth Index. The Acquiring Fund differs in that it invests in foreign securities.
PGI is the investment advisor for the Acquired Fund and the Acquiring Fund. In managing MidCap Growth III, an Acquired Fund, PGI allocates the Fund's assets among two different sub-advisors (listed below) that use differing approaches in making their investment decisions. In addition, up to 30% of the Acquired Fund may be passively managed by PGI. The Acquiring Fund is actively managed by PGI and does not employ sub-advisors to implement the Fund's investment strategies. Further, the Acquired Fund and the Acquiring Fund are each managed by a different team of portfolio managers. The portfolio managers listed below for the Acquiring Fund will remain the portfolio managers of the Acquiring Fund post-Reorganization.

MIDCAP GROWTH FUND III (Acquired Fund)	MIDCAP FUND (Acquiring Fund)

Approximate Net Assets as of May 31, 2025	Approximate Net Assets as of May 31, 2025
$241,136,000	$30,874,080,000

MIDCAP GROWTH FUND III (Acquired Fund)	MIDCAP FUND (Acquiring Fund)

Investment Advisor	Investment Advisor
PGI	PGI

PGI Portfolio Managers	PGI Portfolio Managers
James W. Fennessey has been with Principal® since 2000. Mr. Fennessey earned a bachelor’s degree in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.
Michael Messina has been with Principal® since 2022. Prior to that, Mr. Messina was a Lead Analyst for Franklin Templeton Multi-Asset Solutions since 2018. He earned a bachelor’s degree in MIS from the University of Central Florida and an M.B.A. from Nova Southeastern University.
May Tong has been with Principal® since 2021. Prior to that, Ms. Tong was a Senior Vice President, Portfolio Manager for Franklin Templeton Multi-Asset Solutions since 2018. She earned a bachelor’s degree in Accounting and Finance from Boston College and an M.B.A. from Columbia University. Ms. Tong has earned the right to use the Chartered Financial Analyst designation.
On December 31, 2025, remove Randy L. Welch as Portfolio Manager for MidCap Growth Fund III.
Randy L. Welch has been with Principal® since 1989. He earned a bachelor’s degree in Business/Finance from Grand View College and an M.B.A. from Drake University. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute.

K. William Nolin has been with Principal® since 1993. He earned a bachelor’s degree in Finance from the University of Iowa and an M.B.A. from the Yale School of Management. Mr. Nolin has earned the right to use the Chartered Financial Analyst designation.
Tom Rozycki has been with Principal® since 2001. He earned a bachelor’s degree in Finance from Drake University. Mr. Rozycki has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisors	Sub-Advisors
Eagle Asset Management, Inc.	None
Robert W. Baird & Co. Incorporated

Comparison of Investment Objectives and Strategies

MIDCAP GROWTH FUND III (Acquired Fund)	MIDCAP FUND (Acquiring Fund)

Investment Objective	Investment Objective
The Fund seeks long-term growth of capital.	The Fund seeks long-term growth of capital.

Principal Investment Strategies	Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations. For this Fund, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell MidCap® Growth Index (as of March 31, 2025, this range was between approximately $674.8 million and $192.2 billion). The Fund invests in growth equity securities, an investment strategy that emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
The Fund is primarily actively managed by the sub-advisors. In addition, Principal Global Investors, LLC may invest up to 30% of the Fund’s assets using an index sampling strategy designed to match the performance of the Russell MidCap® Growth Index.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations (MidCap). For this Fund, companies with medium market capitalizations (MidCap) are those with market capitalizations within the range of companies comprising the Russell MidCap® Index (as of March 31, 2025, this range was between approximately $270.1 million and $192.2 billion). The Fund also invests in foreign securities.

Comparison of Principal Investment Risks
Shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired Fund and the Acquiring Fund.
Principal Risks Applicable to Both Funds:
The following principal risks are applicable to the Acquired Fund and the Acquiring Fund:
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.

Additional Principal Risks of Investing in the Acquired Fund
The following are additional principal risks of investing in the Acquired Fund that are not principal risks of the Acquiring Fund:
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Passive Strategy Risk. A portion of the Fund seeks to match the performance of a specified index. However, the correlation between the performance of this portion of the Fund and index performance may be affected by many factors, such as Fund expenses, the timing of cash flows into and out of the Fund, changes in securities markets, and changes in the composition of the index.
Additional Principal Risks of Investing in the Acquiring Fund
The following are additional principal risks of investing in the Acquiring Fund that are not principal risks of the Acquired Fund:
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Fundamental Investment Restrictions
The Funds are subject to identical fundamental investment restrictions, which may not be changed without a shareholder vote. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Fundamental Restrictions."
The Funds are subject to identical non-fundamental investment restrictions Non-fundamental investment restrictions may be changed without shareholder approval. The non-fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Non-Fundamental Restrictions."
Additional Information
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under "Additional Information About Investment Strategies and Risks," as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio managers for each Fund, including information about compensation, other accounts managed, and ownership of Fund shares.

Fees and Expenses of the Funds
Shareholder Fees (fees paid directly from your investment)
The following table describes the fees and expenses that you may pay if you buy and redeem Class J shares of the Acquired or Acquiring Funds. These fees and expenses are more fully described under "The Cost of Investing and Ongoing Fees". The Institutional Class and Classes R-3 and R-5 shares of the Acquired and Acquiring Funds are not subject to sales charges or redemption fees.
The "pro forma assuming Reorganization" shareholder fees are identical to the Acquiring Fund shareholder fees set forth below.

MidCap Growth Fund III (Acquired Fund)
MidCap Fund (Acquiring Fund)
Class J
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Edge MidCap Fund, an Acquired Fund, for the fiscal year ended August 31, 2024, and the MidCap Growth Fund and MidCap Growth Fund III, each an Acquired Fund, for the fiscal year ended October 31, 2024; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2024; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended October 31, 2024 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2024.
If you purchase Institutional Class shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Holders of Institutional Class shares of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund. Following the Reorganization, eligible shareholders who receive Institutional Class shares of the Acquiring Fund in the Reorganization will be able to exchange their Institutional Class shares of the Acquiring Fund for Class R-6 Class shares of the Acquiring Fund on a tax-free basis and without exchange fees. To determine if you are an eligible shareholder, see "Purchase of Fund Shares--Eligible Purchasers" below.
Holders of Class J, Class R-3, and Class R-5 shares of the MidCap Growth Fund III will receive Class J, Class R-3, and Class R-5 shares of the MidCap Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

(a) MIDCAP GROWTH FUND III (Acquired Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Operating Expenses	Fee Waiver (1)	Net Expenses
J	0.81%	0.15%	0.13%	1.09%	(0.02)%	1.07%
Institutional	0.81%	N/A	0.01%	0.82%	(0.02)%	0.80%
R-3	0.81%	0.25%	0.33%	1.39%	(0.02)%	1.37%
R-5	0.81%	N/A	0.27%	1.08%	(0.02)%	1.06%
(b) EDGE MIDCAP FUND (Acquired Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Operating Expenses	Expense Reimbursement (2)	Net Expenses
A	0.65%	0.25%	0.37%	1.27%	(0.17)%	1.10%
Institutional	0.65%	N/A	0.21%	0.86%	(0.09)%	0.77%
R-6	0.65%	N/A	0.14%	0.79%	(0.12)%	0.67%
(c) MIDCAP GROWTH FUND (Acquired Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Operating Expenses	Expense Reimbursement (3)	Net Expenses
J	0.65%	0.15%	0.10%	0.90%	N/A	0.90%
Institutional	0.65%	N/A	0.13%	0.78%	(0.03)%	0.75%
R-3	0.65%	0.25%	0.34%	1.24%	N/A	1.24%
R-5	0.65%	N/A	0.28%	0.93%	N/A	0.93%
(d) MIDCAP FUND (Acquiring Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Operating Expenses	Expense Reimbursement	Net Expenses
A	0.57%	0.25%	0.09%	0.91%	N/A	0.91%
C	0.57%	1.00%	0.18%	1.75%	N/A	1.75%
J	0.57%	0.15%	0.06%	0.78%	N/A	0.78%
Institutional	0.57%	N/A	0.10%	0.67%	N/A	0.67%
R-3	0.57%	0.25%	0.32%	1.14%	N/A	1.14%
R-5	0.57%	N/A	0.26%	0.83%	N/A	0.83%
R-6	0.57%	N/A	0.02%	0.59%	N/A	0.59%
(e) MIDCAP FUND (Acquiring Fund)(Pro forma assuming Reorganization)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses (4)	Total Operating Expenses	Expense Reimbursement	Net Expenses
A	0.57%	0.25%	0.09%	0.91%	N/A	0.91%
C	0.57%	1.00%	0.18%	1.75%	N/A	1.75%
J	0.57%	0.15%	0.06%	0.78%	N/A	0.78%
Institutional	0.57%	N/A	0.09%	0.66%	N/A	0.66%
R-3	0.57%	0.25%	0.32%	1.14%	N/A	1.14%
R-5	0.57%	N/A	0.26%	0.83%	N/A	0.83%
R-6	0.57%	N/A	0.02%	0.59%	N/A	0.59%
(1)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to waive a portion of the Fund's management fees through the period ending February 28, 2026. The fee waiver will reduce the Fund's management fees by 0.02% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.
(2)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund(excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.10% for Class A and 0.77% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.02% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2025; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
(3)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund(excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.75% for Institutional Class shares. It is expected that the expense limit will continue through the period ending February 28, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
(4)Based on estimated amounts for the current fiscal year.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired Fund and the Acquiring Fund. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated, and that all dividends and distributions are reinvested. The example assumes conversion of the Class C shares to Class A shares after the eighth year. The examples also assume that your investment has a 5% return each year. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the periods noted in the table above. The examples should not be considered a representation of future expense of the Acquired Fund or the Acquiring Fund. Actual expense may be greater or less than those shown.

(a) MIDCAP GROWTH FUND III (Acquired Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
J	$209	$345	$599	$1,327
Institutional	82	260	453	1,012
R-3	139	438	759	1,667
R-5	108	341	594	1,315
Assumes you do not redeem:
J	$109	$345	$599	$1,327
(b) EDGE MIDCAP FUND (Acquired Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
A	$656	$915	$1,193	$1,985
Institutional	79	265	468	1,052
R-6	68	240	427	967
(c) MIDCAP GROWTH FUND (Acquired Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
J	$192	$287	$498	$1,108
Institutional	77	246	430	963
R-3	126	393	681	1,500
R-5	95	296	515	1,143
Assumes you do not redeem:
J	$92	$287	$498	$1,108
(d) MIDCAP FUND (Acquiring Fund)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
A	$638	$824	$1,026	$1,608
C	278	551	949	1,840
J	180	249	433	966
Institutional	68	214	373	835
R-3	116	362	628	1,386
R-5	85	265	460	1,025
R-6	60	189	329	738
Assumes you do not redeem:
C	$178	$551	$949	$1,840
J	80	249	433	966
(e) MIDCAP FUND (Acquiring Fund) (Pro forma assuming Reorganization)
Class	1 year	3 years	5 years	10 years
Assumes redemption at the end of the periods listed:
A	$638	$824	$1,026	$1,608
C	278	551	949	1,840
J	180	249	433	966
Institutional	67	211	368	822
R-3	116	362	628	1,386
R-5	85	265	460	1,025
R-6	60	189	329	738
Assumes you do not redeem:
C	$178	$551	$949	$1,840
J	80	249	433	966

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction fees and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the portfolio turnover rate for the Acquired Fund was 54.7% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 10.5%.
Investment Management Fees and Schedules
The management fee each Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended October 31, 2024:

MIDCAP GROWTH FUND III (Acquired Fund)	MIDCAP FUND (Acquiring Fund)
0.81%	0.57%
Availability of the discussions regarding the basis for the Board’s approval of various management and sub-advisory agreements are available for the Acquired Fund and Acquiring Fund for the period ending April 30, 2025 in the Registrant's Form N-CSR filing on the SEC's website at www.sec.gov.
The management fee schedule (as of the date of this Information Statement/Prospectus) for each of the Acquired Fund and the Acquiring Fund is as follows (expressed as a percentage of average net assets):

MIDCAP GROWTH FUND III (Acquired Fund)	MIDCAP FUND (Acquiring Fund)
0.82% for first $500 million	0.65% for first $500 million
0.80% for next $500 million	0.63% for next $500 million
0.78% for next $500 million	0.61% for next $500 million
0.77% for over $1.5 billion	0.60% for next $500 million
0.59% for next $1 billion
0.58% for next $9.5 billion
0.57% for next $2.5 billion
0.56% for next $3 billion
0.55% for next $4 billion
0.53% for next $3 billion
0.51% for over $25 billion
The management fee schedule of the Acquiring Fund pre-Reorganization will be the be the management fee schedule of the Acquiring Fund post-Reorganization. The Acquiring Fund will be the accounting survivor post-Reorganization.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.principalfunds.com.
The bar chart shows the investment returns of the Acquired Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Acquired Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Acquired Fund), how the Acquired Fund’s average annual total returns compare with those of one or more broad measures of market performance.

Calendar Year Total Return (%) as of 12/31 Each Year
MidCap Growth Fund III (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 2020	30.62%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(20.02)%
Year-to-date return Institutional Class shares as of March 31, 2025:	Q1 2025	(8.74)%
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	7.39%	8.49%	9.54%
Institutional Class Return After Taxes on Distributions	(3.19)%	4.41%	6.46%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	10.06%	6.31%	7.19%
Class J Return Before Taxes	6.87%	8.21%	9.20%
Class R-3 Return Before Taxes	6.83%	7.90%	8.92%
Class R-5 Return Before Taxes	7.24%	8.24%	9.27%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell MidCap Growth Index (reflects no deduction for fees, expenses, or taxes)	22.10%	11.47%	11.54%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
The Russell 3000 Index is the Fund's primary broad-based index and is included to meet the recently revised definition of “broad-based securities market index.” The Russell MidCap Growth Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.
The bar chart shows the investment returns of the Acquiring Fund’s Class A shares for each full calendar year of operations for 10 years. These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower.
For periods prior to the inception date of the Acquiring Fund's Class R-6 shares (November 22, 2016), the performance shown in the table for Class R-6 shares is that of the Acquiring Fund’s Class R-3 shares, adjusted to reflect the fees and expenses of Class R-6 shares. However, where the adjustment for fees and expenses results in performance for Class R-6 shares that is higher than the historical performance of the Class R-3 shares, the historical performance of the Class R-3 shares is used. These adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares.

Calendar Year Total Return (%) as of 12/31 Each Year
MidCap Fund (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 2020	24.72%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(23.89)%
Year-to-date return Class A shares as of March 31, 2025:	Q1 2025	(0.47)%
Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Class A Return Before Taxes	13.09%	9.91%	11.44%
Class A Return After Taxes on Distributions	12.28%	8.99%	10.25%
Class A Return After Taxes on Distributions and Sale of Fund Shares	8.39%	7.74%	9.11%
Class C Return Before Taxes	17.73%	10.30%	11.42%
Institutional Class Return Before Taxes	19.98%	11.45%	12.38%
Class J Return Before Taxes	18.88%	11.33%	12.24%
Class R-3 Return Before Taxes	19.41%	10.92%	11.85%
Class R-5 Return Before Taxes	19.79%	11.27%	12.20%
Class R-6 Return Before Taxes	20.10%	11.54%	12.36%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell MidCap Index (reflects no deduction for fees, expenses, or taxes)	15.34%	9.92%	9.63%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
The Russell 3000 Index is the Fund's primary broad-based index and is included to meet the recently revised definition of “broad-based securities market index.” The Russell MidCap Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

Board Consideration of the Reorganization
At its May 15, 2025, meeting, the PFI Board of Directors considered information presented by PGI regarding the proposed Reorganization of the Acquired Fund into the Acquiring Fund, and the Board evaluated such information as it deemed necessary to consider the proposed Reorganization. At the meeting, the Board approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among other things, the following factors, in no order of priority:
•the prospects for growth of and for achieving economies of scale by the Acquired Fund as compared to those of the Acquiring Fund;
•the Funds’ identical investment objectives, similar principal investment strategies and principal risks, and identical fundamental investment restrictions;
•the Funds’ current management fee rates and expense ratios and the expected management fee rate and expense ratios of the Acquiring Fund following the Reorganization;
•the estimated direct costs of the Reorganization, including audit and registration statement-related costs, and that such costs will be borne by PGI;
•the estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization or post-Reorganization;
•the multi-manager structure of the Acquired Fund versus the single-advisor structure of the Acquiring Fund and the different portfolio management teams of the Acquired Fund and the Acquiring Fund;
•information regarding the Funds' investment performance and risk-return profiles;
•the direct or indirect federal income tax consequences of the Reorganization;
•any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;
•the absence of any material differences in the rights of shareholders of the Funds;
•the Reorganization will not result in the dilution of the interests of shareholders of the Acquired Fund or the Acquiring Fund;
•the terms and conditions of the Plan; and
•possible alternatives to the Reorganization, including maintaining the status quo or pursuing the liquidation of the Acquired Fund.
The Board believes that the Reorganization will serve the best interests of existing shareholders for the following reasons, among others:
•the Acquired Fund and the Acquiring Fund have identical investment objectives, similar principal investment strategies and principal risks, and identical fundamental investment restrictions;
•PGI has advised that the Acquired Fund has struggled to grow and maintain assets under management;
•based on information provided by PGI, the post-Reorganization management fee rate for the Acquiring Fund is expected to be lower than the pre-Reorganization management fee rate for the Acquired Fund, and the post-Reorganization expense ratios for all share classes of the Acquiring Fund are expected to be lower than the pre-Reorganization expense ratios of the corresponding classes of the Acquired Fund;
•based on information provided by PGI, the post-Reorganization management fee rate and expense ratios for all share classes of the Acquiring Fund are expected to be the same or lower than the pre-Reorganization management fee rate and expense ratios;
•based on information provided by PGI, the Institutional Class shares of the Acquiring Fund outperformed the Institutional Class shares of the Acquired Fund over the one-, three-, and five-year periods ended March 31, 2025;
•the Funds will obtain an opinion of legal counsel to the effect that the Reorganization should qualify as a tax-free reorganization for U.S. federal income tax purposes, and no gain or loss should be recognized as a result of the Reorganization by the Funds and their shareholders;

•PGI, as investment advisor to the Acquiring Fund, is expected to provide high quality investment advisory services and personnel;
•PGI, as investment advisor to the Acquired Fund, will pay all direct expenses and out-of-pocket fees, including audit and registration statement-related costs, incurred in connection with the Reorganization;
•liquidation of the Acquired Fund, as an alternative to the Reorganization, would cause a distribution to the Acquired Fund shareholders that is unanticipated and may be inconsistent with the shareholders’ investment plans or goals and a liquidation could have negative tax consequences for certain Acquired Fund shareholders; and
•for the reasons set forth above, the Reorganization is expected to be more beneficial to shareholders of the Acquired Fund than maintaining the status quo.

INFORMATION ABOUT THE REORGANIZATION
Plans of Acquisition
The terms of the Plans are summarized below. The summary is qualified in its entirety by reference to the Forms of the Plan, which are attached as Appendix A to this Information Statement/Prospectus.
Under the Plans, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Funds. We expect that the closing date will be September 19, 2025, or such earlier or later date as Fund management may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then-current prospectus (the procedures applicable to the Acquired Funds and the Acquiring Fund are identical). The Acquiring Fund will issue to each Acquired Fund a number of shares with a total value equal to the total value of the net assets of the corresponding share class of each Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, each Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of each Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Funds will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, each Acquired Fund will be terminated in accordance with applicable law.
The Plans may be amended by the Board, except that after notification to the shareholders of each Acquired Fund, no amendment may be made that, in the opinion of the Board, would materially adversely affect the interests of the shareholders of the Acquired Funds. The Board may abandon and terminate the Plans at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plans would not be in the best interests of the shareholders of either of the Funds.
If the Reorganization is not completed for any reason, the Acquired Funds will continue to operate as a series of PFI, and PFI's Board may take any further action as it deems to be in the best interests of each Acquired Fund and its shareholders.
Description of the Securities to Be Issued
PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquired Funds and the Acquiring Fund are each a separate series of PFI, and the Institutional Class and Classes A, J, R-3, R-5, and R-6 shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation, and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in services as described below under "The Cost of Investing and Ongoing Fees." Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders that the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Funds have the same rights with respect to the Acquired Funds that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.
Shares of the Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights, and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences
To be considered a tax-free "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will or could use a significant portion of each Acquired Fund’s assets in its business and will continue the Acquired Funds' historic business, the combination of the Acquired Funds into the Acquiring Fund should exhibit a continuity of business enterprise. Therefore, it is expected that the combination should be considered a tax-free "reorganization" under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss should be recognized by the Acquired Funds or its shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of each Acquired Fund should equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares should include their holding periods for the Acquired Fund shares.
Capital Loss Carryforward. Capital loss carryforwards are unused capital losses that are carried forward from prior tax years to be claimed in current or future tax years. Several tax rules limit the ability of an acquiring fund to utilize the capital losses of an acquired fund after a reorganization. As of May 31, 2025, Edge MidCap Fund, MidCap Growth Fund, and MidCap Growth Fund III, each an Acquired Fund, had no capital loss carryforwards. To the extent applicable any loss limitation may limit how soon the Acquiring Fund can apply an Acquired Fund's capital loss carryforwards to reduce the Acquiring Fund's capital gains.
Capital Gains from Disposition of Portfolio Securities. The disposition of portfolio securities by any Acquired Fund prior to and in connection with its Reorganization could result in such Acquired Fund incurring long-term and short-term capital gains. Any such net capital gains will be passed through to the shareholders of the Acquired Fund and will be subject to taxation as described below.
Distribution of Income and Gains. Prior to the Reorganization, the Acquired Funds, whose taxable year will end as a result of the Reorganization, may declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains or losses on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.
The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.
CAPITALIZATION
The following tables show as of May 31, 2025: (i) the capitalization of the Acquired Funds; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of May 31, 2025, the Acquired Funds had six outstanding classes of shares; Class A, Class J, Institutional, R-3, R-5, and R-6.
As of May 31, 2025, the Acquiring Fund had seven outstanding classes of shares; Class A, Class C, Class J, Institutional, R-3, R-5, and R-6.
The Acquired Funds shareholders will pay any explicit fees or expenses associated with the sale and purchases of any portfolio securities. These costs are estimated to be $11,000, $29,000, and $33,000 for Edge MidCap Fund, MidCap Growth Fund, and MidCap Growth Fund III, respectively.
The estimated gain (net explicit costs) would be approximately $4,519,000 ($1.00 per share) on a U.S. GAAP basis for Edge MidCap Fund.
The estimated gain (net explicit costs) would be approximately $3,282,000 ($0.17 per share) on a U.S. GAAP basis for MidCap Growth Fund.
The estimated loss (net explicit costs) would be approximately $2,809,000 ($0.07 per share) on a U.S. GAAP basis for MidCap Growth Fund III.

(1) EDGE MIDCAP FUND (Acquired Fund)
Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
A	$13,948	$12.48	1,117
Institutional	29,958	12.60	2,378
R-6	13,244	12.67	1,045
	$57,150		4,540
(2) MIDCAP GROWTH FUND (Acquired Fund)
Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
J	$78,212	$7.62	10,269
Institutional	80,191	11.52	6,962
R-3	15,742	10.03	1,570
R-5	9,907	11.91	832
	$184,052		19,633
(3) MIDCAP GROWTH FUND III (Acquired Fund)
Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
J	$41,125	$3.50	11,751
Institutional	192,909	7.73	24,952
R-3	3,738	5.79	646
R-5	3,364	7.60	443
	$241,136		37,792
(4) MIDCAP FUND (Acquiring Fund)
Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
A	$1,979,433	$43.79	45,199
C	32,370	35.94	901
J	381,053	41.95	9,083
Institutional	15,472,577	45.84	337,512
R-3	155,515	41.93	3,709
R-5	335,454	44.67	7,510
R-6	12,517,678	45.91	272,636
	$30,874,080		676,550
Reduction in net assets and decrease in net asset values per share of the Acquiring Fund to reflect the estimated expenses of the Reorganization (assuming the combination of (1) and (4))
A	(1)		—	** Less than 500 shares
C	—	* Less than $500	—	** Less than 500 shares
J	—	* Less than $500	—	** Less than 500 shares
Institutional	(6)		—	** Less than 500 shares
R-3	—	* Less than $500	—	** Less than 500 shares
R-5	—	* Less than $500	—	** Less than 500 shares
R-6	(4)		—	** Less than 500 shares
Decrease in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund (assuming the combination of (1) and (4))
A			(798)
C			—
J			—
Institutional			(1,724)
R-3			—
R-5			—
R-6			(757)

(4) MIDCAP FUND (Acquiring Fund) (assuming the combination of (1) and (4))
Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
A	$1,993,380	43.79	45,518
C	32,370	35.94	901
J	381,053	41.95	9,083
Institutional	15,502,529	45.84	338,166
R-3	155,515	41.93	3,709
R-5	335,454	44.67	7,510
R-6	12,530,918	45.91	272,924
	$30,931,219		677,811
Reduction in net assets and decrease in net asset values per share of the Acquiring Fund to reflect the estimated expenses of the Reorganization (assuming the combination of (2) and (4))
A	(2)		—	** Less than 500 shares
C	—	* Less than $500	—	** Less than 500 shares
J	—	* Less than $500	—	** Less than 500 shares
Institutional	(15)		—	** Less than 500 shares
R-3	—	* Less than $500	—	** Less than 500 shares
R-5	—	* Less than $500	—	** Less than 500 shares
R-6	(12)		—	** Less than 500 shares
Decrease in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund (assuming the combination of (2) and (4))
A			—
C			—
J			(8,405)
Institutional			(5,213)
R-3			(1,195)
R-5			(610)
R-6			—
(4) MIDCAP FUND (Acquiring Fund) (assuming the combination of (2) and (4))
Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
A	$1,979,431	43.79	45,199
C	32,370	35.94	901
J	459,265	41.95	10,947
Institutional	15,552,753	45.84	339,261
R-3	171,257	41.93	4,084
R-5	345,361	44.67	7,732
R-6	12,517,666	45.91	272,636
	$31,058,103		680,760
Reduction in net assets and decrease in net asset values per share of the Acquiring Fund to reflect the estimated expenses of the Reorganization (assuming the combination of (3) and (4))
A	(2)		—	** Less than 500 shares
C	—	* Less than $500	—	** Less than 500 shares
J	—	* Less than $500	—	** Less than 500 shares
Institutional	(18)		—	** Less than 500 shares
R-3	—	* Less than $500	—	** Less than 500 shares
R-5	—	* Less than $500	—	** Less than 500 shares
R-6	(13)		—	** Less than 500 shares
Decrease in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund (assuming the combination of (3) and (4))
A			—
C			—
J			(10,771)
Institutional			(20,744)
R-3			(557)
R-5			(368)
R-6			—

(4) MIDCAP FUND (Acquiring Fund) (assuming the combination of (3) and (4))
Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
A	$1,979,431	43.79	45,199
C	32,370	35.94	901
J	422,178	41.95	10,063
Institutional	15,665,468	45.84	341,720
R-3	159,253	41.93	3,798
R-5	338,818	44.67	7,585
R-6	12,517,665	45.91	272,636
	$31,115,183		681,902
Reduction in net assets and decrease in net asset values per share of the Acquiring Fund to reflect the estimated expenses of the Reorganization (assuming the combination of (1), (2), (3), and (4))
A	(5)		—	** Less than 500 shares
C	—	* Less than $500	—	** Less than 500 shares
J	—	* Less than $500	—	** Less than 500 shares
Institutional	(39)		—	** Less than 500 shares
R-3	—	* Less than $500	—	** Less than 500 shares
R-5	—	* Less than $500	—	** Less than 500 shares
R-6	(29)		—	** Less than 500 shares
Decrease in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund (assuming the combination of (1), (2), (3), and (4))
A			(798)
C			—	** Less than 500 shares
J			(19,176)
Institutional			(27,681)
R-3			(1,752)
R-5			(978)
R-6			(757)
(4) MIDCAP FUND (Acquiring Fund) (assuming the combination of (1), (2), (3), and (4))
Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
A	$1,993,376	43.79	45,518
C	32,370	35.94	901
J	500,390	41.95	11,927
Institutional	15,775,596	45.84	344,123
R-3	174,995	41.93	4,173
R-5	348,725	44.67	7,807
R-6	12,530,893	45.91	272,924
	$31,356,345		687,373

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Each Fund’s investment objective is described in the summary section for each Fund. The summary section also describes each Fund’s principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.
Except for Fundamental Restrictions described in PFI’s Statement of Additional Information, the Board may change any Fund’s objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that each Fund will meet its objective.
Each Fund is designed to be a portion of an investor’s portfolio. No Fund is intended to be a complete investment program. Investors should consider the risks of a Fund before making an investment; it is possible to lose money by investing in a Fund.
The following investment strategies and risks (before the “Strategy and Risk Table” below) apply to the Funds and, depending on market conditions, can materially impact the management of the Funds.
Active Management
The performance of a fund that is actively managed (including hybrid funds or passively managed funds that use a sampling approach that includes some actively managed components) will reflect, in part, the ability of those managing the investments of the fund to make investment decisions that are suited to achieving the fund’s investment objective. Actively managed funds may invest differently from the benchmark against which the Fund’s performance is compared. When making decisions about whether to buy or sell equity securities, considerations may include, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, considerations may include, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates; a range of economic, political, and financial factors; the balance between supply and demand for certain asset classes; the credit quality of individual issuers; the fundamental strengths of corporate and municipal issuers; and other general market conditions.
Models, which may assist portfolio managers and analysts in formulating their securities trading and allocation decisions by providing investment and risk management insights, may also expose a fund to risks. Models may be predictive in nature, which models depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the fund to achieve its investment objective. In addition, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
An active fund’s investment performance depends upon the successful allocation of the fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that these allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a fund as a result of these allocation decisions. If a fund’s investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money. Moreover, buying and selling securities to adjust the fund’s asset allocation may increase portfolio turnover and generate transaction costs.
Investment advisors with large assets under management in a Fund, or in other funds that have the same strategy as a Fund, may have difficulty fully investing such Fund’s assets according to its investment objective due to potential liquidity constraints and high transaction costs. Typically, small-cap, mid-cap, and emerging market equity funds are more susceptible to such a risk. A Fund may add additional investment advisors or close the Fund to new investors to address such risks.

Cash Management
A Fund may have uninvested cash balances pending investment in other securities, pending payment of redemptions, or in other circumstances where liquidity is necessary or desirable. A Fund may hold uninvested cash; invest it in cash equivalents such as money market funds, including the Principal Funds, Inc. - Government Money Market Fund; lend it to other Funds pursuant to the Funds' interfund lending facility; and/or invest in other instruments that those managing the Fund’s assets deem appropriate for cash management purposes. Generally, these types of investments offer less potential for gains than other types of securities. For example, to attempt to provide returns similar to its benchmark, a Fund (regardless of how it designates usage of derivatives and investment companies) may invest uninvested cash in derivatives, such as stock index futures contracts, or exchange-traded funds (“ETFs”), including Principal Exchange-Traded Funds ETFs. In selecting such investments, PGI may have conflicts of interest due to economic or other incentives to make or retain an investment in certain affiliated funds instead of in other investments that may be appropriate for a Fund.
Liquidity
The Funds have established a liquidity risk management program as required by the U.S. Securities and Exchange Commission’s (the “SEC”) Liquidity Rule. Under the program, PGI assesses, manages, and periodically reviews each Fund’s liquidity risk, which is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. As part of the program, PGI classifies each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment,” or “illiquid investment.” The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading, and investment-specific considerations under the program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.
Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds, and bank loans, or securities with substantial market and/or credit risk, tend to have the greatest exposure to liquidity risk.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the fund.
Market Volatility and Securities Issuers
The value of a fund’s portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. As a result, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Additionally, U.S. and world economies, as well as markets (or certain market sectors), may experience greater volatility in response to the occurrence of natural or man-made disasters and geopolitical events, such as war, acts of terrorism, pandemics, military actions, trade disputes, or political instability. Moreover, if a fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market.
Global events can impact the securities markets. Russia's invasion of Ukraine in 2022 has resulted in sanctions being levied by the United States, European Union, and other countries against Russia. Russia's military actions and the resulting sanctions could adversely affect global energy and financial markets and, thus, could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions could be substantial.

Other market disruption events include the pandemic spread of the novel coronavirus designated as COVID-19. The transmission of COVID-19 and efforts to contain its spread resulted in border closings and other travel restrictions and disruptions; disruptions to business operations, supply chains, and customer activity; event cancellations and restrictions; service cancellations and reductions; significant challenges in the healthcare industry; and quarantines. Health crises may exacerbate other pre-existing political, social, economic, market, and financial risks and negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant ways.
Market disruption events could also impair the information technology and other operational systems upon which a fund’s investment advisor or sub-advisor rely, and could otherwise disrupt the ability of the fund’s service providers to perform essential tasks. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatic changes to interest rates. Certain of those policy changes were implemented or considered in response to the COVID-19 outbreak and inflationary pressures. Such policy changes may adversely affect the value, volatility, and liquidity of dividend and interest-paying securities.
The impact of current and future market disruption events may last for an extended period of time and could result in a substantial economic downturn or recession. Such events could have significant adverse direct or indirect effects on the funds and their investments, and may result in a fund’s inability to achieve its investment objective, cause funds to experience significant redemptions, cause the postponement of reconstitution/rebalance dates of passive funds’ underlying indices, adversely affect the prices and liquidity of the securities and other instruments in which a fund invests, negatively impact the fund’s performance, and cause losses on your investment in the fund. You should also review this Prospectus and the SAI to understand each Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a Fund may satisfy redemption requests in-kind.
Securities Lending
To generate additional income, a Fund may lend its portfolio securities to broker-dealers and other institutional borrowers to the extent permitted under the 1940 Act or the rules, regulations, or interpretations thereunder. A Fund that lends its securities will continue to receive amounts equal to the interest or dividend payments generated by the loaned securities. In addition to receiving these amounts, the Fund generates income on the loaned securities by receiving a fee from the borrower, and by earning interest on the collateral received from the borrower. A negotiated portion of the income is paid to a securities lending agent (e.g., a bank or trust company) that arranged the loan. During the term of the loan, the Fund’s investment performance will reflect changes in the value of the loaned securities.
A borrower’s obligations under a securities loan is secured continuously by collateral posted by the borrower and held by the custodian in an amount at least equal to the market value of the loaned securities. Generally, cash collateral that a Fund receives from securities lending activities will be invested in the Principal Funds, Inc. - Government Money Market Fund, which is managed by PGI and for which PGI receives a management fee. The collateral may also be invested in unaffiliated money market funds.
Securities lending involves exposure to certain risks, including the risk of losses resulting from problems in the settlement and accounting process; the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower; and credit, legal, counterparty, and market risk. A Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. Qualified dividend income does not include “payments in lieu of dividends,” which the Funds anticipate they will receive in securities lending transactions.

Temporary Defensive Measures
From time to time, as part of its investment strategy, a Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may lose the benefit of upswings and may limit its ability to meet, or fail to achieve, its investment objective.
Strategy and Risk Table
The following table lists each Fund and identifies whether the strategies and risks discussed in this section (listed in alphabetical order and not in order of significance) are principal for a Fund. The SAI contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	EDGE MIDCAP	MIDCAP	MIDCAP GROWTH	MIDCAP GROWTH III
Equity Securities	X	X	X	X
• Growth Style	X		X	X
• Smaller Companies	X	X	X	X
• Value Style	X
Foreign Securities		X
High Portfolio Turnover			X
Real Estate Investment Trusts ("REITs”)	X
Real Estate Securities	X
Redemption and Large Transaction Risk	X	X	X	X
Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (an offering of common stock to investors who currently own shares, which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company’s outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related indexes will change over time, and, except to the extent consistent with its principal investment strategies (for example, for an index fund that uses a replication strategy), a fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es).
Growth Style
The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in growth stocks may underperform other funds that invest more broadly or favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.

Smaller Companies
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. The net asset value of a fund that invests a substantial portion of its assets in small company stocks may be more volatile than the net asset value of a fund that invests solely in larger company stocks. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Value Style
Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock’s intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in value stocks may underperform other funds that invest more broadly or favor different investment styles.
Foreign Securities
The Funds consider a security to be tied economically to countries outside the U.S. (a “foreign security”) if the issuer or guarantor of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S. The Funds also consider a security to be a foreign security if the settlement currency for the security is currency of a country outside of the U.S.
There may be less publicly available information about foreign companies than U.S. companies, and information about foreign securities in which the Funds invest may be less reliable or complete. Foreign companies, including those listed on U.S. securities exchanges, may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies with respect to such matters as insider trading rules, tender offer regulation, accounting standards or auditor oversight, stockholder proxy requirements, and the requirements mandating timely and accurate disclosure of information. For example, the Chinese government has taken positions that prevent the Public Company Accounting Oversight Board from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. In addition, securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund’s investments in those countries. In addition, a fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a fund.

Foreign securities are often traded with less frequency and volume and, therefore, may have greater price volatility than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though a fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund’s portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
A fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when a fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where a fund expects to recover withholding taxes, the net asset value of a fund generally includes accruals for such tax refunds. If the likelihood of recovery materially decreases, accruals in the fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the fund’s net asset value. Shareholders in the fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if a fund receives a tax refund that has not been previously accrued, shareholders in the fund at the time of the successful recovery will benefit from the resulting increase in the fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the fund’s net asset value.
If a fund’s portfolio invests significantly in a certain geographic region, any negative development affecting that region will have a greater impact on the fund than a fund that is not as heavily invested in that region. For example, with respect to funds that invest significantly in China:
•Investing in China involves certain heightened risks and considerations, including, among others: frequent trading suspensions and government interventions (including by nationalizing assets); currency exchange rate fluctuations or blockages; limits on using brokers and on foreign ownership; different financial reporting standards, as described above; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes, and other trade limitations; custody and other risks associated with programs used to access Chinese securities; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities. Moreover, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the funds.
High Portfolio Turnover
“Portfolio turnover” is the term used in the industry for measuring the amount of trading that occurs in a fund’s portfolio during the year. For example, a 100% turnover rate means that, on average, every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund), may result in higher taxes when fund shares are held in a taxable account, and may lower the fund’s performance. High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets. Both events reduce fund performance.
Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the “total return” line in the Financial Highlights section reflects portfolio turnover costs.

Real Estate Investment Trusts ("REITs")
REITs involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. A fund that invests in a REIT is subject to the REIT’s expenses, including management fees, and will remain subject to the fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.
Regular REIT dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income for U.S. income tax purposes. Any distribution of income attributable to regular REIT dividends from a Fund’s investment in a REIT will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.
Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management, or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber, and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Redemption and Large Transaction Risk
Ownership of a fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause a fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Multiple Classes of Shares
The PFI Board has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquired Funds offer Class A, Class J, Class R-3, Class R-5, Class R-6, and Institutional Class and the Acquiring Fund offers Class A, Class C, Class J, Class R-3, Class R-5, Class R-6, and Institutional Class. The shares are the same except for differences in purchaser eligibility, class expenses, excessive trading, and other fees, as described elsewhere in this Information Statement/Prospectus. Additional share classes may be offered in the future by the Acquiring Fund.
Contingent Deferred Sales Charges (“CDSC”)
Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase, as described in the Prospectus. Certain redemptions of Class A shares within 12 months of purchase may be subject to a CDSC, as described in the Prospectus.
Class J shares are sold without any front-end sales charge. A CDSC of 1% is imposed if Class J shares are redeemed within 18 months of purchase, as described in the Prospectus.
Sales charge waivers and reductions may be available depending on whether shares are purchased directly from the Fund or through a financial intermediary, as described in the Prospectus and Appendix B to the Prospectus, titled “Intermediary-Specific Sales Charge Waivers and Reductions.”
For Classes A and J shares purchased from the Fund or through an intermediary not identified on Appendix B to the Prospectus, the CDSC is waived on shares:
•redeemed within 90 days after an account is re-registered due to a shareholder's death;
•redeemed to pay surrender fees;
•redeemed to pay retirement plan fees;
•redeemed involuntarily from accounts with small balances;
•redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased prior to the disability;
•redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
•redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;
•redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;
•redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or
•redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)
For Class J shares purchased from the Fund or through an intermediary not identified on Appendix B to the Prospectus, the CDSC also is waived on shares:
•redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO); or
•of the Money Market Fund redeemed within 30 days of the initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Principal Securities, Inc. (PSI).
Institutional Class and Classes R-3, R-5, and R-6 shares are available without any front-end sales charge or CDSC. Classes R-3 and R-5 shares are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds. Classes R-3 and R-5 shares are subject to asset-based charges (described above). Class R-6 shares are generally available through the defined contribution investment only channel.
Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment advisor, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

Dividends and Distributions
Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. Each Fund pays its net investment income to record date shareholders. The payment schedule is as follows: the Acquired Funds and the Acquiring Fund declare its net investment income yearly (in December).
For more details on the payment schedule, go to: www.principal.com/tax-center.
Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day before the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets. If deemed necessary by the Board and management to comply with regulatory requirements or if in the best interest of shareholders, dividend and capital distributions may be paid at other times during the year.
Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid; however, you may authorize (on your application or at a later time) the distribution to be:
•invested in shares of another of the Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
•paid in cash, if the amount is $10 or more.
Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such, regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.
To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), you will receive a notice disclosing the source of such distributions. Furthermore, such notice will be posted monthly on our website at www.principal.com/tax-center. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment. Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.
Pricing of Fund Shares
Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open. Share prices are not calculated on the days on which the NYSE is closed for trading, generally: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday/ Presidents’ Day; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas. The share price of each Fund is determined as of the close of business of the NYSE (normally, 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received (in proper form) at the transaction processing center in Kansas City, Missouri. To process your transaction (purchase, redemption, or exchange) on the day it is received, it must be received (with complete information):
•on a day that the NYSE is open; and
•for each Fund, before the close of trading on the NYSE (normally, 3:00 p.m. Central Time); or
Orders received after 3:00 p.m. Central Time on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading. The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, we will return the application and check to you.
For all Funds, the share price is calculated by:
•taking the current market value of the total assets of the Fund,
•subtracting liabilities of the Fund,
•dividing the remainder proportionately into the classes of the Fund,
•subtracting the liability of each class, and
•dividing the remainder by the total number of shares outstanding for that class.
With respect to any portion of a Fund’s assets invested in other registered investment companies, that portion of the Fund's NAV is calculated based on the price (NAV or market, as applicable) of such other registered investment companies.
Notes:
•If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Board. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Registrant. These fair valuation procedures are intended to discourage shareholders from investing in the Funds for the purpose of engaging in market timing or arbitrage transactions.
•The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by a Fund may change on days when shareholders are unable to purchase or redeem shares.
•Certain securities issued by companies in emerging markets may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Registrant has a policy to value such securities at a price at which PGI expects the securities may be sold.
TAX INFORMATION
It is a policy of each Fund to make distributions of substantially all of its respective investment income and any net realized capital gains. Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or are reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.
Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate for individuals and taxable trusts, some individuals and taxable trusts will be subject to a 20% tax rate), regardless of how long you have held your shares. Distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains. Some high-income individuals and taxable trusts will be subject to a Medicare 3.8% tax on unearned net investment income.
A return of capital is a non-dividend distribution that is not paid out of the earnings and profits of the Fund. A return of capital distribution is generally not taxed until your investment in the Fund has been recovered. A return of capital reduces your cost basis in the Fund, which may increase your tax liability upon the sale of your Fund shares or upon subsequent distributions in respect of your investment in the Fund.

Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is imposed at a rate of 24%. The Fund is required, in certain cases, to withhold and remit to the U.S. Treasury 24% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who has provided either an incorrect tax identification number or no number at all, who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”
A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income under current rules.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of such shares less than 91 days after they are acquired, and subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.
Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Funds' default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.
Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.
Under U.S. Treasury Regulations, non-corporate Fund shareholders meeting certain holding period requirements may be able to deduct up to 20% of qualified REIT dividends passed through and reported to them by the Fund. The 20% deduction applies to qualified REIT dividends distributed during 2018-2025 tax years.
Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.
A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.
In addition, the Funds have elected and intend to qualify and be eligible to be treated each year as regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). The Funds must satisfy certain diversification and qualifying income tests under the Code in order to qualify as RICs. If a Fund were to fail to qualify and be eligible to be treated as a RIC, the Fund would be subject to corporate-level taxation, thereby reducing the return on a shareholder's investment. In addition, a Fund could be required to recognize unrealized gains, pay taxes, and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
The information contained in this Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Funds. You should consult your tax advisor before investing in the Funds.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees
Principal Funds Distributor, Inc. (“PFD” or the “Distributor”) is the distributor for the shares of Principal Funds, Inc. PFD is an affiliate of Principal Life Insurance Company, a subsidiary of Principal Financial Group, Inc., and a member of Principal®.
The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) for each of the Classes A, J, and R-3 shares of the Funds. Under the 12b-1 Plan, except as noted below, each Fund makes payments from its assets attributable to the particular share class to the Funds’ Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 Plan are made by the Funds to the Distributor pursuant to the 12b-1 Plan regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers are shareholders of the Funds for sales support services and for providing services to shareholders of that share class. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. These financial intermediaries include Principal Securities, Inc., a broker-dealer affiliated with PGI. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.
The maximum annual Rule 12b-1 fee for distribution-related expenses and/or for providing services to shareholders under each 12b-1 Plan (as a percentage of average daily net assets) is:

Share Class	Maximum Annualized Rate 12b-1 Fee
A	0.25%
J	0.15%
R-3	0.25%
The Distributor generally uses Rule 12b-1 fees to finance any activity that is primarily intended to result in the sale of shares and for providing services to shareholders of the share class, and the activities vary depending on the share class. In addition to shareholder services, examples of such sales or distribution-related expenses include, but are not limited to:
•Compensation to salespeople and selected dealers, including ongoing commission payments.
•Printing of prospectuses and statements of additional information and reports for other-than-existing shareholders, and preparing and conducting sales seminars.
Examples of services to shareholders include furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.
Payments under the 12b-1 Plans will not automatically terminate for Funds that are closed to new investors or to additional purchases by existing shareholders. The Board will determine whether to terminate, modify, or leave unchanged the 12b-1 Plans when the Board directs the implementation of the closure of a Fund.
Class A Shares
Generally, to receive 12b-1 fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid.
Class J Shares
Effective December 31, 2015, the Distributor has contractually agreed to limit the distribution fees attributable to Class J normally payable by the Money Market Fund. This waiver is in place through February 28, 2026 and will reduce the Money Market Fund’s distribution fees by 0.15%. It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Commissions, Finder’s Fees, and Ongoing Payments
See “Choosing a Share Class and The Costs of Investing” for more details.
Class A Shares
All or a portion of the initial sales charge that you pay may be paid by the Distributor to intermediaries selling Class A shares. The Distributor may pay these intermediaries a commission of up to 1.00% on purchases of $1,000,000 or more (or $250,000 or $500,000 or more depending on the Fund purchased), which are not subject to initial sales charges.
Classes A, J, and R-3 Shares
Additionally, the Distributor generally makes ongoing 12b-1 fee payments to your intermediary at a rate that varies by class, as noted above under “Distribution and/or Service (12b-1) Fees.”
Additional Payments to Intermediaries
Shares of the Funds are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
Classes A and J Shares
In addition to payments pursuant to 12b-1 plans, sales charges, commissions, and finder’s fees, including compensation for referrals, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency, and shareholder services. In some situations, the Fund will reimburse PGI or its affiliates for making such payments; in others, the Fund may make such additional payments directly to intermediaries.
PGI or its affiliates also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
Such additional payments vary, but generally do not exceed: (a) 0.25% of the current year’s sales of Fund shares by that intermediary and/or (b) 0.25% of average net asset value of Fund shares held by clients of such intermediary.
Institutional Class and Classes R-3, R-5, and R-6 Shares
In addition to payments pursuant to applicable 12b-1 plans, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency, and/or shareholder services. For Classes R-3 and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Services Fees that are disclosed in this Prospectus as Other Expenses. For Institutional Class shares, in some situations the Fund will reimburse PGI or its affiliates for making such payments; in others, the Fund may make such payments directly to the intermediaries.
PGI or its affiliates also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
For Institutional Class shares, such payments vary, but generally do not exceed: (a) 0.10% of the current year’s sales of Fund shares by that intermediary or (b) 0.10% of the average net asset value of Fund shares held by clients of such intermediary.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in employee benefit plans, and it is typically paid all of the Service Fees and Administrative Services Fees pertaining to such plans, and it also is paid other compensation described in this section as payable to intermediaries.
The Distributor and its affiliates do not pay compensation to intermediaries (other than to affiliates of the Distributor) for distribution services or other services to Fund shareholders for Class R-6 shares. For more information, see the SAI.
Institutional Class and Classes A, J, R-3, R-5, and R-6 Shares
The intermediary may pay to its Financial Professionals some or all of the amounts the Distributor and its affiliates pay to the intermediary. The amounts paid to intermediaries vary by share class and by Fund.
In some cases, the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training, and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases, the Distributor will also provide payment or reimbursement for expenses associated with transactions (“ticket”) charges and general marketing expenses.
For more information, see the SAI.

The payments described in this Prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary’s website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in this Prospectus. Ask your Financial Professional about any fees and commissions they charge.
THE COST OF INVESTING AND ONGOING FEES
Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you. Fund and share class selections must be made at the time of purchase.
Classes differ regarding the costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:
•the dollar amount you are investing,
•the amount of time you plan to hold the investment,
•any plans to make additional investments in the Principal Funds, and
•eligibility to purchase the class.
The following sections describe the fees and expenses you may pay if you invest in a Fund. You may pay both one-time fees and ongoing fees. Fees and expenses are important because they lower your earnings. Before investing, you should be sure you understand the nature of different costs. Your Financial Professional can help you with this process and can help you choose the share class and Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance, and other factors. Financial Professionals may receive different compensation depending upon which class of shares you purchase.
Fees and Expenses of the Funds
Classes A and J Shares
These share classes may include a front-end sales charge and/or contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. You may obtain more information about sales charge reductions and waivers from your Financial Professional.
In some cases, the initial sales charge or contingent deferred sales charge may be waived or reduced. Appendix B to this Prospectus, titled “Intermediary-Specific Sales Charge Waivers and Reductions,” contains information about intermediary-specific sales charge waivers and reductions that will be available if you purchase Fund shares through those intermediaries. The Prospectus discusses the initial sales charge or contingent deferred sales charge waivers or reductions that will be available if you purchase Fund shares directly from the Fund or through another intermediary not listed on Appendix B.
In all instances, to receive a waiver or reduction in the initial sales charge or contingent deferred sales charge, you or your Financial Professional must let the Fund know at the time you purchase or redeem shares that you qualify for such a waiver or reduction. It may be necessary for you to provide information and records, such as account statements, to determine your eligibility. If you or your Financial Professional do not let the Fund know that you are eligible for a waiver or reduction, you may not receive a sales charge discount to which you are otherwise entitled.
Institutional Class and Classes R-3, R-5, and R-6 Shares
Fund shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Fund shares purchased with reinvested dividends or other distributions.
However, if you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary. Shares of each Fund are usually available in other share classes that have different fees and expenses.

One-Time Fee - Initial Sales Charge
Class A Shares
The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge as shown in the table below. The right-hand column in the table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms (“dealers”) for selling Class A shares.
Note:    Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted.
For more information regarding compensation paid to dealers, see “Distribution Plans and Intermediary Compensation.”

All Funds (for which there is no Class A sales charge)
		Class A Sales Charge as % of:		Dealer Allowance as %
	Amount of Purchase	Offering Price	Amount Invested	of Offering Price
	Less than $50,000	5.50%	5.82%	4.75%
	$50,000 but less than $100,000	4.75%	4.99%	4.00%
	$100,000 but less than $250,000	3.75%	3.90%	3.00%
	$250,000 but less than $500,000	3.00%	3.09%	2.50%
	$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%*
*
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1,000,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A and J shares.

Initial Sales Charge Waiver or Reduction
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of initial (front-end) sales charge waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix B to this prospectus, titled “Intermediary-Specific Sales Charge Waivers and Reductions.” If you purchase Fund shares through an intermediary listed on Appendix B, you will be eligible to the receive only the intermediary’s applicable waivers and reductions described on Appendix B. If you purchase Fund shares directly from the Fund or through an intermediary not listed on Appendix B, you will be eligible to receive only the following initial sales charge waivers and reductions. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions.
Initial Sales Charge Waiver - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B
•No initial sales charge will apply to purchases of Fund shares if the purchase is of sufficient size as disclosed in the preceding “Class A Sales Charges” table.
•You may reinvest the Funds’ Class A share redemption proceeds without a sales charge within 90 days of the redemption, if you previously paid a sales charge. Shares invested directly within the Class A Money Market Fund are not eligible for this waiver; however, shares in the Money Market Fund that were obtained by exchange of another Fund that imposed an initial sales charge are eligible.
•A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:
•current and former Directors of Principal Funds, member companies of Principal®, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age and including in-laws), and parents, including in-laws) and trusts created by or primarily for the benefit of these individuals;
•any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that makes available shares of a Fund;
•clients investing in Class A shares through a “wrap account” or investment product offered through broker-dealers, registered investment advisors, and other financial institutions under which clients may pay a fee to the broker-dealer, registered investment advisor, or financial institution;

•any investor who buys Class A shares through an omnibus account held by financial intermediaries, such as a bank, broker-dealer, or other financial institution, and that does not accept or charge the initial sales charge;
•financial intermediaries who offer shares to self-directed investment brokerage accounts;
•retirement plans or benefit plans, or participants in such plans, where the plan’s investments in the Fund are part of an omnibus account. For clarification, such plans do not include individual retirement arrangements under IRC Section 408, such as Simplified Employee Pensions (SEP), SIMPLE IRAs or other IRAs; and
•The following two bullet points are only applicable to intermediaries that are affiliated with Principal Financial Group, Inc. A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:
•Premier Credit Union when the shares are owned directly with Principal Funds; and
•non-ERISA clients of Principal Global Investors LLC.
Initial Sales Charge Reduction - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B
(1)Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by (i) you, your spouse or domestic partner, your children (including children of your spouse or domestic partner) age 25 or under, and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Classes A and J shares of Principal Funds owned by such persons, plus (ii) the value of holdings by you or an immediate family member which includes your spouse, domestic partner, parent, legal guardian, child, sibling, stepchild, and father- or mother-in law of Classes A and R Units of the Scholar’s Edge 529 Plan, to determine the applicable sales charge. Class A shares of the Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Fund shares. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.
(2)Statement of Intent (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Classes A and J shares of Principal Funds owned by such persons. Purchases of Class A shares of Money Market Fund are not included. The sales charge is based on the total amount to be invested in a 13-month period. If the intended investment is not made (or shares are sold during the 13-month period), sufficient shares will be sold to pay the additional sales charge due. If a shareholder who signs an SOI dies within the 13-month period, no additional front-end sales charge will be required and the SOI will be considered met. An SOI is not available for 401(a) plan purchases.
(3)The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables; the regular sales charge applies to purchases of $500,000 or more in such accounts.
(4)The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation, or payroll deduction plan established before March 1, 2002 with Principal Management Corporation as the Funds' transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables; the regular sales charge applies to purchases of $250,000 or more in such accounts. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who became participants on or before July 28, 2007.
Institutional Class and Classes J, R-3, R-5, and R-6 Shares
Purchases of these classes of shares are not subject to a front-end sales load. The offering price for such shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.
One-Time Fee - Contingent Deferred Sales Charge ("CDSC")
If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.
Class A Shares
Class A shares purchased in amounts that are of sufficient size to qualify for a 0.00% sales charge, as disclosed in the “Class A Sales Charges” table, are generally subject to a CDSC of 1.00% (0.25% for the LargeCap S&P 500 Index Fund) if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases.
There is no CDSC on Class A shares of the Money Market Fund that are directly purchased by the shareholder. However, for Class A Money Market Fund shares that are obtained through an exchange of shares from another Fund, the CDSC originally applicable to the purchase of such Fund’s shares will continue to apply.
The CDSC generally will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.
Class J Shares
If you sell your Class J shares within 18 months of purchase, a CDSC may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. Within 90 days after the sale of Class J shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class J shares Fund; shares purchased by redemption proceeds are not subject to the eighteen-month CDSC.
Institutional Class and Classes R-3, R-5, and R-6 Shares
These share classes are not subject to a CDSC.
CDSC Waiver
The CDSC may be waived on Classes A and J shares of the Funds; waivers vary depending on how shares are purchased. Certain waivers and reductions apply when shares are purchased directly from the Fund; others apply when shares are purchased through an intermediary. Intermediaries may have different policies and procedures regarding the availability of waivers or reductions of the CDSC. Such intermediary-specific sales charge variations are described in Appendix B to this Prospectus, titled “Intermediary-Specific Sales Charge Waivers and Reductions.” If you purchase Fund shares through an intermediary listed on Appendix B, you will be eligible to the receive only the intermediary’s applicable waivers and reductions described on Appendix B. If you purchase Fund shares directly from the Fund or through an intermediary not listed on Appendix B, you will be eligible to receive only the following CDSC waivers and reductions. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of redemption of any facts qualifying you for sales charge waivers or reductions.
CDSC Waiver - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B
For Classes A and J shares, the CDSC is waived on shares:
•redeemed within 90 days after an account is re-registered due to a shareholder's death;
•redeemed to pay surrender fees;
•redeemed to pay retirement plan fees;
•redeemed involuntarily from accounts with small balances;
•redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased before the disability;
•redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
•redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;
•redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;
•redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or
•redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)

For Class J shares, the CDSC also is waived on shares:
•redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO); or
•of the Money Market Fund redeemed within 30 days of the initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Principal Securities, Inc.
Ongoing Fees
The ongoing fees are the operating expenses of a Fund, which are described in the “Annual Fund Operating Expenses” table included in the Summary for each Fund. These expenses reduce the value of each share you own. Because they are ongoing, they increase the cost of investing in the Funds.
Each fund of funds, as a shareholder in the underlying funds, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each fund of funds is net of the underlying funds’ operating expenses.
Each Fund pays ongoing fees to PGI and others who provide services to the Fund. These fees include:
•Management Fee (all Classes) - Through the Management Agreement with the Registrant, PGI has agreed to provide investment advisory services and corporate administrative services to the Funds.
•Distribution Fee (Classes A, J, and R-3) - Each Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for the foregoing classes, with the exception of the Money Market Fund, Class A. Under the plan, these classes of each Fund pay a distribution fee based on the average daily NAV of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time, these fees may exceed other types of sales charges.
•Other Expenses (all Classes) - A portion of certain expenses are allocated to all classes of the Funds, unless an expense is specific to a particular share class. Other expenses include, for example, interest expense, expenses related to fund investments, certain expenses related to regulatory requirements, and index licensing fees. Additional examples of other expenses include:
◦Transfer Agent Fee (all Classes) - Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Registrant under which PSS provides transfer agent services to these classes. For Class J shares, these services are currently provided at a rate that includes a profit; for Classes A, Institutional, and R-6 shares, these services are currently provided at cost. The Fund does not pay for these services for Classes R-3 and R-5 shares.
◦Certain Operating Expenses (Institutional Class and Classes A, J, and R-6) — Expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders of these classes, the cost of shareholder meetings held solely for shareholders of these classes, and other operating expenses of the Fund.
◦Service Fee (Classes R-3 and R-5) — PGI has entered into a Service Agreement with the Registrant under which PGI is required to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members), such as responding to plan sponsor and plan member inquiries.
◦Administrative Services Fee (Classes R-3 and R-5) — PGI has entered into an Administrative Services Agreement with the Registrant under which PGI is required to provide shareholder and administrative services for retirement plans and other beneficial owners of Fund shares.
•Acquired Fund Fees and Expenses (all Classes) - Fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

FREQUENT PURCHASES AND REDEMPTIONS
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of Fund shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:
•    Disrupt the management of the Funds by:
◦forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds; and
◦causing unplanned portfolio turnover;
•Hurt the portfolio performance of the Funds; and
•Increase expenses of the Funds due to:
•    increased broker-dealer commissions and
•    increased recordkeeping and related costs.
Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted procedures to “fair value” foreign securities owned by the Funds each day to discourage these market timing transactions in shares of the Funds.
The Board has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds in which the funds of funds invest could flow through to the funds of funds as they would for any fund shareholder. If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
•Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
•Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
•Limiting the number of exchanges during a year; and
•Taking such other action as directed by the Fund.
We expect the Government Money Market Fund to be used by shareholders for short-term investing and by certain selected accounts utilizing the Fund as a sweep vehicle. Therefore, reasonably frequent purchases and redemptions of Fund shares by shareholders do not present risks for other shareholders of the Fund, and the policies and procedures adopted by the Board of the Fund as applicable to other Funds are generally not applicable with respect to frequent purchases and redemptions of Fund shares.
The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed before a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held before the exchange. We will give the shareholder written notice in this instance.
Institutional Class and Classes R-3, R-5, and R-6 Shares
In addition to taking any of the foregoing actions, if we, or a Fund, deem abusive trading practices to be occurring, we may require a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption).
The Funds have adopted an exchange frequency restriction for these classes, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.

SHAREHOLDER RIGHTS
Each shareholder of a Fund is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of a Fund are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of PFI may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.
The bylaws of PFI also provide that PFI does not need to hold an annual meeting of shareholders except as required by law or as determined by the Board. Accordingly, PFI intends to hold shareholder meetings only when required by law and at such other times when the Board deems it to be appropriate.
Shareholder inquiries should be directed to: Principal Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling our Shareholder Services Department toll-free at 1 (800) 222-5852.
PURCHASE OF FUND SHARES
Principal Funds, Inc. offers funds in multiple share classes: A, C, J, Institutional, R-3, R-5, R-6, and S. Funds available in multiple share classes have the same investments, but differing expenses. Class A, Class J, Class R-3, Class R-5, Class R-6, and Institutional Class shares are offered by the Acquired Funds, and Classes A, C, J, R-3, R-5, R-6, and Institutional Class shares are offered by the Acquiring Fund.
The Funds reserve the right to refuse or cancel any purchase orders, including those by exchange, for any reason. For example, the Funds do not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in PGI’s opinion, may be disruptive to the Funds. For these purposes, PGI may consider an investor’s trading history in the Funds or other funds advised by PGI and accounts under common ownership or control.
PGI may recommend to the Board, and the Board may elect, to close certain Funds or share classes to new investors or to close certain Funds or share classes to new and existing investors.
The Registrant will not issue certificates for shares.
No salesperson, broker-dealer, or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been provided or made by the Registrant, a Fund, PGI, any sub-advisor, or Principal Funds Distributor, Inc. ("PFD" or the "Distributor").
Procedures for Opening an Account
Class A Shares
Shares of the Funds are generally purchased through Financial Professionals. Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Funds by visiting our website to obtain the appropriate forms.
Your Financial Professional can help you buy shares of the Funds by mail, through bank wire, direct deposit, or Automatic Investment Plan (“AIP”). No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). An investment in a Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. The Funds also offer a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Financial Professional before making decisions about the account and type of investment that are appropriate for them.
Class J Shares
Class J shares are currently available through registered representatives of:
•Principal Securities, Inc. (“PSI”) who are also employees of Principal Life distribution channels used to directly market certain products and services of subsidiaries of Principal Financial Group, Inc. as well as provide retirement plan services and education on topics such as investing and retirement. These PSI-registered representatives are with Principal Connection (part of Principal Bank), and
•Selected broker-dealers that have entered into a selling agreement to offer Class J shares.

Class J shares are also available through an online IRA rollover tool on www.principal.com.
For more information about Class J shares of the Funds, please call Principal Connection at 1-800-247-8000.
Institutional Class and Classes R-3, R-5, and R-6 Shares
Shares of the Funds are generally purchased through Financial Professionals. There are no sales charges on Institutional Class and Classes R-3, R-5, and R-6 shares of the Funds.
Shareholder accounts in these share classes are generally maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally within an omnibus account, plan level account, or institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Funds as evidence of ownership of Fund shares. Contact your Financial Professional for additional information on how to buy shares.
Verification of Identity
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we (or your Financial Professional) may ask for your name, address, date of birth, and other information that will allow us (or your Financial Professional) to verify your identity. We (or your Financial Professional) may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identity, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.
The Funds will not establish accounts with foreign addresses. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account. The Funds will not establish accounts that are for the benefit of a business/organization that is illegal under federal and/or state law (such as a marijuana clinic) or a person who owns or receives income from such an entity or whose source of funds is illegal.
Eligible Purchasers
You must be an eligible purchaser for a particular share class to buy shares of a Fund available in that share class. At the sole discretion of the Distributor, the Fund may broaden or limit the designation of eligible purchasers, permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice. The Funds' shares may not be offered in every state. Please check with your Financial Professional or our home office for state availability.
Institutional Class and Classes R-3, R-5, and R-6 Shares
Some eligible purchasers (as listed below) purchase shares through plans or other intermediaries; such plans or intermediaries may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each investor’s financial considerations are different. You should speak with your Financial Professional to help you decide which share class is best for you.

Eligible purchasers currently include, but are not limited to:	Inst.	R-3	R-5	R-6
retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services	X	X	X	X
separate accounts of Principal Life	X	X	X	X
Principal Life or any of its subsidiaries or affiliates	X	X	X	X
any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds	X	X	X	X
clients of Principal Global Investors, LLC	X	X	X	X
certain employer-sponsored retirement plans with plan level omnibus accounts	X	X	X	X
certain pension plans and employee benefit plans	X	X	X	X
certain retirement account investment vehicles administered by foreign or domestic pension plans	X	X	X	X
an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement between the intermediary and PFD or its affiliate	X	X	X	X
certain retirement plan clients that have an organization, approved by Principal Life, for purposes of providing plan recordkeeping services	X	X	X	X
investors investing at least $1,000,000 per fund	X			X
sponsors, recordkeepers, or administrators of wrap account, mutual fund asset allocation, or fee-based programs or participants in those programs	X			X
certain institutional investors that provide recordkeeping for retirement plans or other employee benefit plans	X			X
institutional clients that Principal Life has approved for purposes of providing plan recordkeeping	X			X
institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments, and foundations	X			X
collective trust funds, fund of funds, or other pooled investment vehicles, and entities acting for the account of a public entity	X			X
certain clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate	X			X
the portfolio manager of any advisor to the fund	X
certain institutional investors with special arrangements (for example, insurance companies, employee benefit plans, retirement plans, and Section 529 Plans, among others)	X			X
retirement plans and IRAs investing through a retirement marketplace enabled by state legislation	X
MidCap Fund
For retail investors (i.e., non-employer sponsored retirement plan investors), effective as of the close of the NYSE on June 14, 2013, and for employer-sponsored retirement plan investors, effective as of the close of the NYSE on August 15, 2013, the MidCap Fund is no longer available for purchases from new investors except in limited circumstances, such as the following:
•Shareholders, including those in omnibus accounts, who owned shares of the MidCap Fund as of June 14, 2013 (for retail investors, i.e., non-employer sponsored retirement plan investors) or August 15, 2013 (for employer-sponsored retirement plan investors), may continue to make purchases, exchanges, and dividend or capital gains reinvestment in existing accounts.
•Registered Investment Advisor (RIA) and bank trust firms that have an investment allocation to the MidCap Strategy (i.e., investments in the same strategy used in collective investment trust, separately managed accounts, individually managed accounts, or insurance separate accounts) in a fee-based, wrap, or advisory account, may continue to add new clients, purchase shares, and exchange into the MidCap Fund. The MidCap Fund will not be available to new RIA and bank trust firms.
•Shareholders through accounts at private banks may continue to purchase shares and exchange into the MidCap Fund. Private banks that have an investment allocation to the MidCap Strategy may add new clients to the MidCap Fund. The MidCap Fund will not be available to private bank or private bank platforms not already investing in the MidCap Strategy.
•Shareholders in broker/dealer wrap or fee-based programs that have an investment allocation to the MidCap Fund may continue to purchase shares and exchange into the MidCap Fund. Existing broker/dealer wrap or fee-based programs may add new participants.
•Shareholders in certain types of retirement plans (including 401(k)s, SEPs, SIMPLEs, 403(b)s, etc.) may continue to purchase shares and exchange into the MidCap Fund. New participants in these plans may elect to purchase shares of the MidCap Fund.
•Shareholders within brokerage accounts may continue to purchase shares of the MidCap Fund; however, new brokerage accounts will not be permitted to begin investing in the MidCap Fund after June 14, 2013.
•529 plans that include the MidCap Fund within their investment options may continue to purchase shares and exchange into the MidCap Fund.

•Investors who have a direct investment in the MidCap Strategy may, subject to the approval of the Distributor, purchase shares in the MidCap Fund.
•Shareholders that invest through accounts with Principal Securities, Inc.
At the sole discretion of the Distributor, the MidCap Fund may permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice.
Investment Company Purchasers
Each Fund is an investment company registered with the SEC under the 1940 Act. If a purchaser of Fund shares is also a registered investment company or a private fund relying on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, it may be limited by the 1940 Act in the amount of Fund shares it can purchase (i.e., Section 12(d)(1)(A)). Such purchaser must comply with such limitations or avail itself, if possible, of any applicable exemptions from such limitations (e.g., a registered investment company may rely on Rule 12d1-4 of the 1940 Act).
Minimum Investments
Classes A and J Shares
Principal Funds has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-Fund basis for each Fund in which a shareholder invests.
Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan (“AIP”) is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually.
Minimum initial and subsequent investments may be waived or reduced on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution. Your financial intermediary may impose different investment minimums.
Institutional Class and Classes R-3, R-5, and R-6 Shares
There are no minimum initial or subsequent investment requirements for an investor who otherwise qualifies as an eligible purchaser.
Payment
Classes A and J Shares
Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check), bank wire, direct deposit, or Automatic Investment Plan (“AIP”). No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers’ checks, credit card checks, and foreign checks.
The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value (“‘NAV”). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Registrant uses to value its portfolio securities as described in this Prospectus.
You may reinvest your redemption proceeds, dividend payment, or capital gain distribution without an initial sales charge or contingent deferred sales charge, in the same share class of any other Fund of Principal Funds within 90 days of the date of the redemption. To purchase the shares without a sales charge (initial or contingent deferred) as described in this section, the shareholder must notify Principal Funds at the time of reinvestment that the shareholder is reinvesting proceeds within 90 days of the date of redemption. The original redemption will be considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested within 90 days. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

Your Financial Professional can help you make a direct deposit from your paycheck (if your employer approves) or from a government allotment. Direct deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.
Your Financial Professional can help you establish an Automatic Investment Plan (“AIP”). You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made (if none is selected, the investment will be made on the 15th of the month). If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day before your selected day.
Institutional Class and Classes R-3, R-5, and R-6 Shares
Payments are generally to be made through your plan or intermediary. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers’ checks, credit card checks, and foreign checks.
For Institutional Class shareholders investing through a retirement marketplace enabled by state legislation, please contact Principal Funds by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time on any day that the NYSE is open.
REDEMPTION OF FUND SHARES
Under normal circumstances, you may redeem shares of any class of the Funds at any time. There is no fee for any redemption. The Board has determined that it is not necessary to impose a fee upon the redemption of Fund shares because the Fund has adopted transfer restrictions as described in Exchange of Fund Shares.
The shares you redeem will have the NAV per share that is next computed after the Fund receives and accepts your redemption order in proper and complete form. The amount you receive will be reduced by any applicable CDSC, except as noted below; see Choosing a Share Class and the Costs of Investing - One-Time Fee - Contingent Deferred Sales Charge (“CDSC”) - CDSC Waiver. Your redemption proceeds will generally be sent on the next business day (a day when the NYSE is open for normal business) following the date on which your request is received and accepted in proper and complete form. Although you can redeem your shares at any time, if you purchased shares by check or ACH and subsequently request a redemption of those shares, your redemption proceeds will generally be delayed for seven calendar days after the purchase to allow a sufficient period of time to ensure your recent payment has been cleared by the relevant bank. To redeem shares purchased by check or ACH within the previous seven days, the Funds require redemption requests with respect to those shares to be submitted in writing or by telephone, unless you contact the Fund and make an alternate arrangement.
Under unusual circumstances, a Fund may suspend redemptions, or postpone payments for more than seven days, as permitted by federal securities law.
Under normal circumstances, the Funds expect to meet redemption requests through holdings of cash, the sale of investments held in cash equivalents, and/or by selling liquid index futures or other instruments used for cash management purposes. In situations in which such holdings are not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund’s interfund lending facility or through a bank line-of-credit. No Fund can borrow under the bank line-of-credit while also a lender under the interfund lending facility. Funds may also choose to sell portfolio assets for the purpose of meeting such requests. Each Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.
The agreement for the above-mentioned line of credit is with The Bank of New York Mellon.
Classes A and J Shares
You will be charged a $10 wire fee if you have the sale proceeds wired to your bank. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made).

Distributions from IRA, SEP, SIMPLE, 403(b), and SAR-SEP accounts may be taken as:
•lump sum of the entire interest in the account,
•partial interest in the account, or
•periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59½.
Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.
Generally, sales proceeds are:
•payable to all owners on the account (as shown in the account registration) and
•mailed to the address on the account (if not changed within the last 15 days) or sent by wire or ACH to previously authorized U.S. bank account (if not added or changed within the last 15 days).
For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:
•when an owner has died;
•for certain employee benefit plans; or
•owned by corporations, partnerships, agents, or fiduciaries.
Except as described above, you may redeem shares of the Funds in any of the following ways:
By Mail
To sell shares by mail, you must:
•Send a letter or our distribution form, which is signed by an owner of the account,
•Specify the account number, and
•Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.
By Telephone or Website, in amounts of $100,000 or less
To sell shares by telephone:
•The request may be made by a shareholder or by the shareholder’s Financial Professional.
•The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
•The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
•Wire or ACH to a previously authorized U.S. bank account that must not have been added or changed within the last 15 days.
•If our phone lines are busy or our website is unavailable, you may need to send in a written sell order.
Telephone and/or website redemption privileges are NOT available for all account types.
Classes A, J, and Institutional Shares - Systematic Withdrawal Plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code).
You can set up a systematic withdrawal plan by:
•completing the applicable section of the application,
•sending us your written instructions,
•completing a Systematic Withdrawal Plan Request form, or
•calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).
Your systematic withdrawal plan continues until:
•you instruct us to stop or
•your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.
Institutional Class and Classes R-3, R-5, and R-6 Shares
You may redeem shares of the Funds in any of the following ways:
Through an Employer Sponsored Retirement Plan Administrator or Record-Keeper
If you own Fund shares in an eligible retirement or employee benefit plan, you must sell your shares through the plan’s administrator or record-keeper.
Through your Financial Professional
If your Fund shares are held for you in nominee form, you must sell those shares through your intermediary or dealer.
By Mail
To sell shares by mail, you must:
•Send a letter or our distribution form, which is signed by an owner of the account,
•Specify the account number, and
•Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.
By Telephone
To sell shares by telephone:
•Telephone privileges must apply to the account from which the shares are sold.
•A shareholder or the shareholder’s Financial Professional may request to sell shares by telephone.
•A maximum amount (listed below) of redemption requests will be permitted per day per account, as the combined amount from all funds, provided the proceeds are to be sent to a previously authorized U.S. bank account that must not have been added or changed within the last 15 days:
◦$10,000,000 for Institutional Class.
◦$500,000 for Classes R-3, R-5, and R-6.
•A maximum of $500,000 of redemption requests will be permitted per day, as the combined amount from all funds, provided the proceeds are to be sent by check through the mail to the address on the account and such address must not have changed within the last 15 days.
•If our telephone lines are busy, you may need to send in a written sell order.
Distributions in Kind
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution of “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. In addition, the securities received will be subject to market risk until sold. Typically, such in kind redemptions would be distributed pro rata. Each Fund will value securities used to pay redemptions in kind using the same method the Registrant uses to value its portfolio securities as described in this Prospectus.

EXCHANGE OF FUND SHARES
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. All exchanges completed on the same day are considered a single exchange for purposes of the exchange limitations described below. To prevent excessive exchanges, and under other circumstances where the Board or PGI believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange, or close an account.
Classes A and J Shares
Your shares in the Funds (except Money Market) may be exchanged without a sales charge or CDSC for the same class of any other Principal Funds. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to a CDSC when they are sold. The Fund reserves the right to revise or terminate the exchange privilege at any time.
You may exchange shares by:
•sending a written request to Principal Funds,
•using our website, or
•calling us, if you have telephone privileges on the account.
Exchanges from Money Market Fund
Class A shares of Money Market Fund may be exchanged into:
•Class A shares of other Funds.
•If Money Market Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
•If Money Market Fund shares were acquired by (1) exchange from other Funds, (2) conversion of Class B shares, or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.
An exchange from the Money Market Fund will be subject to a discretionary liquidity fee to the extent that a liquidity fee is in place at the time of the exchange.
Automatic Exchange Election
This election authorizes an exchange from one Fund of Principal Funds to another Fund of Principal Funds on a monthly, quarterly, semi-annual, or annual basis. You can set up an automatic exchange by:
•completing the Automatic Exchange Election section of the application,
•calling us if telephone privileges apply to the account from which the exchange is to be made,
•sending us your written instructions, or
•completing an Automatic Exchange Election form.
Your automatic exchange continues until:
•you instruct us to stop (by calling us if telephone privileges apply to the account or sending us your written instructions) or
•your Fund account balance of the account from which shares are redeemed is zero.
You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.
General
•An exchange by any joint owner is binding on all joint owners.
•If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options, and dealer of record as the account from which the shares are being exchanged.
•All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
•You may acquire shares of a Fund only if its shares are legally offered in your state of residence.

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore, exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
•accounts with identical ownership,
•an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
•a single owner to a Uniform Transfers to Minors Act (“UTMA”) account if the owner of the single owner account is also the custodian on the UTMA account, or
•a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).
The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss.
Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to the employee benefit plan. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.
Institutional Class and Classes R-3, R-5, and R-6 Shares
A shareholder, which may include a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary (which may include, without limitation, an employee retirement plan or other employee benefit plan, plan administrator, plan record keeper, or managed account provider) imposes, Fund shares may be exchanged, without charge, for shares of the same share class of any other Fund of the Principal Funds, provided that:
•the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
•the share class of such other Fund is available through the intermediary,
•the share class of such other Fund is available in the shareholder’s state of residence, and
•with respect to shares purchased through an intermediary that is willing and able to impose the 30-day exchange or repurchase restriction described below, the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund.
With respect to shares purchased through an intermediary that is willing and able to impose a 30-day exchange or repurchase restriction, an order to purchase shares of any Fund, except shares of the Money Market Fund, will be rejected if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions or to transactions by managers of funds of funds in shares of the underlying Funds.
If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange or repurchase restriction described above, Fund management may waive this restriction based on:
•exchange and repurchase limitations that the intermediary is able to impose if, in management’s judgment, such limitations are reasonably likely to prevent excessive trading in Fund shares; or
•the implementation of other transaction monitoring management believes is reasonably likely to identify and prevent excessive trading in Fund shares.
The Funds' transfer agent employs transaction monitoring that management believes is reasonably likely to identify and prevent excessive trading in Fund shares. The 30-day exchange or repurchase restriction described above is not imposed with respect to shares held directly with the Funds' transfer agent. However, such shares may be purchased through an intermediary that imposes such an exchange or repurchase restriction.
PORTFOLIO HOLDINGS INFORMATION
A description of PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in PFI's Statement of Additional Information.

OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of June 24, 2025, the Record Date, the number of shares outstanding for each class of the Acquired Fund and the Acquiring Fund:

Edge MidCap Fund		MidCap Fund
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
A	1,113,547	A	44,957,020
Institutional	2,334,943	C	882,775
R-6	1,032,493	Institutional	339,263,586
		J	9,025,294
MidCap Growth Fund		R-3	3,667,128
(Acquired Fund)		R-5	7,230,924
Share Class	Shares Outstanding	R-6	267,868,653
Institutional	6,964,493
J	10,209,988
R-3	1,581,078
R-5	851,475

MidCap Growth Fund III
(Acquired Fund)
Share Class	Shares Outstanding
Institutional	24,287,947
J	11,639,733
R-3	652,839
R-5	369,002
As of the June 24, 2025 Record Date, the Directors and Officers of PFI together owned less than 1% percent of the outstanding shares of any class of shares of the Acquired Funds or the Acquiring Fund.

As of the June 24, 2025 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the Edge MidCap Fund, an Acquired Fund:

EDGE MIDCAP FUND
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership
NATIONAL FINANCIAL SERVICES LLC	A	250,039	22.45%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

AMERICAN ENTERPRISE INVESTMENT SVC	A	145,175	13.04%
FBO #XXXXXXX0
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

MATRIX TRUST COMPANY CUST	A	58,448	5.25%
FBO GEBHARDT & SMITH LLP
717 17TH STREET
SUITE 1300
DENVER CO 80202-3304

AMERICAN ENTERPRISE INVESTMENT SVC	Institutional	1,599,903	68.52%
FBO #XXXXXXX0
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

ATTN MUTUAL FUND ADMINISTRATOR	Institutional	146,432	6.27%
C/O PRINCIPAL FINANCIAL ID XXX
SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989

CHARLES SCHWAB & CO INC	Institutional	143,616	6.15%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901

NATIONAL FINANCIAL SERVICES LLC	Institutional	129,059	5.53%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

TIAA TRUST, N.A.	R-6	617,345	59.79%
AS CUST/TTEE OF RETIREMENT PLANS
RECORD KEPT BY TIAA
ATTN: FUND OPERATIONS
8500 ANDREW CARNEGIE BLVD
CHARLOTTE NC 28262-8500

SEI PRIVATE TRUST COMPANY	R-6	229,456	22.22%
C/O S&T BANK
1 FREEDOM VALLEY DRIVE
OAKS PA 19456-9989

As of the June 24, 2025 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the MidCap Growth Fund, an Acquired Fund:

MIDCAP GROWTH FUND
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership
LPL FINANCIAL	Institutional	1,453,659	20.87%
OMNIBUS CUSTOMER ACCOUNT
ATTN MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

DCGT AS TTEE AND/OR CUST	Institutional	1,061,943	15.25%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

NATIONAL FINANCIAL SERVICES LLC	Institutional	630,288	9.05%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

NATIONWIDE TRUST COMPANY FSB	Institutional	535,513	7.69%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

SEI PRIVATE TRUST COMPANY C/O ID XXX	Institutional	405,000	5.82%
ATTN MUTUAL FUNDS
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989

RAYMOND JAMES	Institutional	377,824	5.43%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM XXXXXXX5
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

SAMMONS INSTITUTIONAL GROUP	R-3	624,880	39.52%
8300 MILLS CIVIC PKWY
WDM IA 50266-3833

DCGT AS TTEE AND/OR CUST	R-3	388,949	24.60%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

FIIOC	R-3	146,271	9.25%
FBO DEFOE CORP 401K EMPLOYEE SAVINGS PLAN
100 MAGELLAN WAY (KW1C)
COVINGTON KY 41015-1987

DCGT AS TTEE AND/OR CUST	R-5	476,705	55.99%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

MIDCAP GROWTH FUND
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership
PRINCIPAL TRUST COMPANY	R-5	49,899	5.86%
FBO FIRST COUNTY BANK NQ DEF COMP AND SERP
ATTN PLAN TRUSTEE
1013 CENTRE RD
WILMINGTON DE 19805-1265

PRINCIPAL TRUST COMPANY	R-5	49,832	5.85%
FBO EDINA REALTY WEALTH ENHANCEMENT PLAN
ATTN PLAN TRUSTEE
1013 CENTRE RD
WILMINGTON DE 19805-1265

PROVIA DOOR INC	R-5	48,115	5.65%
FBO NQ DEF COMP OF PROVIA DOOR
ATTN PLAN TRUSTEE
2150 SR 39 WEST
SUGARCREEK OH 44681-9201

As of the June 24, 2025 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the MidCap Growth Fund III, an Acquired Fund:

MIDCAP GROWTH FUND III
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership
PRINCIPAL LIFE INS COMPANY CUST	Institutional	22,968,147	94.57%
FBO PFG OMNIBUS WRAPPED AND CUSTOM
ATTN PLIC PROXY COORDINATOR FUNDS
711 HIGH STREET
DES MOINES IA 50392-0001

DCGT AS TTEE AND/OR CUST	R-3	491,330	75.26%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL TRUST COMPANY	R-3	59,971	9.19%
FBO HEALTH MGMT SERVICES 457B PROGRAM
ATTN PLAN TRUSTEE
1013 CENTRE RD
WILMINGTON DE 19805-1265

DCGT AS TTEE AND/OR CUST	R-5	302,509	81.98%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

As of the June 24, 2025 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the Acquiring Fund:

MIDCAP FUND
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership
NATIONAL FINANCIAL SERVICES LLC	A	7,250,984	16.13%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

CHARLES SCHWAB & CO INC	A	3,091,374	6.88%
SPECIAL CUSTODY ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4141

MLPF&S	A	2,355,875	5.24%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SERVICES LLC	C	404,094	45.78%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

CHARLES SCHWAB & CO INC	C	52,695	5.97%
FBO SPECIAL CUSTODY ACCOUNTS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1901

WELLS FARGO CLEARING SERVICES LLC	C	49,676	5.63%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

WELLS FARGO CLEARING SERVICES LLC	Institutional	56,976,614	16.79%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

NATIONAL FINANCIAL SERVICES LLC	Institutional	42,570,753	12.55%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

MORGAN STANLEY SMITH BARNEY LLC	Institutional	42,559,787	12.54%
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965

MIDCAP FUND
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership
RAYMOND JAMES	Institutional	31,623,443	9.32%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM XXXXXXX5
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

CHARLES SCHWAB & CO INC	Institutional	29,042,845	8.56%
SPECIAL CUSTODY A/C FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4141

AMERICAN ENTERPRISE INVESTMENT SVC	Institutional	22,678,673	6.68%
FBO #XXXXXXX0
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

LPL FINANCIAL	Institutional	22,438,756	6.61%
OMNIBUS CUSTOMER ACCOUNT
ATTN MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

MLPF&S	Institutional	21,085,479	6.22%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

VOYA INSTITUTIONAL TRUST COMPANY	R-3	2,470,621	67.37%
1 ORANGE WAY
WINDSOR CT 06095-4773

STATE STREET BANK AND TRUST COMPANY	R-3	493,611	13.46%
TRUSTEE AND/OR CUSTODIAN
FBO ADP ACCESS PRODUCT
1 LINCOLN ST
BOSTON MA 02111-2901

DCGT AS TTEE AND/OR CUST	R-3	205,286	5.60%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

CHARLES SCHWAB & CO INC	R-5	1,760,393	24.35%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4141

DCGT AS TTEE AND/OR CUST	R-5	1,306,791	18.07%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

MIDCAP FUND
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership
TIAA TRUST, N.A.	R-5	578,628	8.00%
AS CUST/TTEE OF RETIREMENT PLANS
RECORD KEPT BY TIAA
ATTN: FUND OPERATIONS
8500 ANDREW CARNEGIE BLVD
CHARLOTTE NC 28262-8500

JOHN HANCOCK TRUST COMPANY LLC	R-5	369,249	5.11%
200 BERKELEY ST STE 7
BOSTON MA 02116-5038

EDWARD D JONES & CO	R-6	93,901,242	35.05%
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

CHARLES SCHWAB & CO INC	R-6	38,864,105	14.51%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901

MLPF&S	R-6	28,777,615	10.74%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

WELLS FARGO BANK NA	R-6	17,581,500	6.56%
FBO OMNIBUS CASH CASH
XXXX0
PO BOX 1533
MINNEAPOLIS MN 55480-1533

FINANCIAL STATEMENTS
The financial statements of the Edge MidCap Fund, an Acquired Fund, are on PFI's website at www.PrincipalAM.com/prospectuses and in the Fund's Form N-CSR filed with the SEC. The Funds' financial statements for fiscal year ended August 31, 2024 in Form N-CSR are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Edge MidCap Fund, an Acquired Fund, included in PFI's Semi‑Annual Report to Shareholders for the six-month period ended February 28, 2025, have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available upon request as described above.
The financial statements of the MidCap Growth Fund and MidCap Growth Fund III, each an Acquired Fund, and the Acquiring Fund are on PFI's website at www.PrincipalAM.com/prospectuses and in each Fund's Form N-CSR (Part 1) (Part 2) filed with the SEC. The Funds' financial statements for fiscal year ended October 31, 2024 in Form N-CSR are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the MidCap Growth Fund and MidCap Growth Fund III, each an Acquired Fund, and the Acquiring Fund included in PFI's Semi‑Annual Report to Shareholders for the six-month period ended April 30, 2025, have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available upon request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Adam U. Shaikh, Esq., Vice President, Assistant General Counsel, and Assistant Secretary to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Jared A. Yepsen, Esq., Assistant Tax Counsel to PFI, and for the Acquired Funds by Calvin Eib, Esq., Assistant Tax Counsel to PFI.
OTHER INFORMATION
PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF DIRECTORS
July 23, 2025
Des Moines, Iowa

APPENDIX A
FORMS OF
PLANS OF ACQUISITION

FORM OF
PLAN OF ACQUISITION
Edge MidCap Fund and MidCap Fund
The Board of Directors (the “Board”) of Principal Funds, Inc., a Maryland corporation (“PFI”), deems it advisable that the MidCap Fund, a series of PFI (“MidCap”), acquire all of the assets of the Edge MidCap Fund, a series of PFI (“Edge MidCap”), in exchange for the assumption by MidCap of all of the liabilities of Edge MidCap and for shares issued by MidCap, which are thereafter to be distributed by Edge MidCap pro rata to its shareholders in complete liquidation and termination of Edge MidCap and in exchange for all of Edge MidCap’s outstanding shares.
Edge MidCap will transfer to MidCap, and MidCap will acquire from Edge MidCap, all of the assets of Edge MidCap on the Closing Date, as defined below, and will assume from Edge MidCap all of the liabilities of Edge MidCap in exchange for the issuance of the number and class of shares of MidCap determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of Edge MidCap of the corresponding class in complete liquidation and termination of Edge MidCap and in exchange for all of Edge MidCap's outstanding Class A, Institutional Class, and Class R-6 shares. Edge MidCap will not issue, sell, or transfer any of its shares after the Closing Date, and only redemption requests received by Edge MidCap in proper form prior to the Closing Date shall be fulfilled by Edge MidCap. Redemption requests received by Edge MidCap thereafter will be treated as requests for redemption of those shares of MidCap allocable to the shareholder in question.
Edge MidCap will declare, and MidCap may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, MidCap will issue to Edge MidCap a number of full and fractional Class A, Institutional Class, and Class R-6 shares of MidCap, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding share class of Edge MidCap. The aggregate value of the net assets of Edge MidCap and MidCap shall be determined in accordance with the then-current Prospectus of PFI as of close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date.
The closing of the transactions contemplated in this Plan of Acquisition (the “Plan”) shall be held at the offices of Principal Global Investors, LLC (“PGI”), 711 High Street, Des Moines, Iowa 50392 on or about the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on ______________, 2025, or on such other date as PFI management may determine (the “Closing”). The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the NYSE is closed for other than customary weekend and holiday closings or (b) trading on the NYSE is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for MidCap or Edge MidCap to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, Edge MidCap shall (a) distribute on a pro rata basis to the Class A, Institutional Class, and Class R-6 shareholders of record of Edge MidCap at the close of business on the Closing Date the shares of MidCap of the corresponding class received by Edge MidCap at the Closing in exchange for all of Edge MidCap's outstanding shares, and (b) be liquidated in accordance with applicable law and PFI’s Articles of Incorporation.
For purposes of the distribution of shares of MidCap to shareholders of Edge MidCap, MidCap shall credit its books an appropriate number and class of its shares to the account of each shareholder of Edge MidCap. No certificates will be issued for shares of MidCap. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of Edge MidCap, shall be deemed for all purposes of PFI’s Articles of Incorporation and Bylaws to evidence the appropriate number and class of shares of MidCap to be credited on the books of MidCap in respect of such shares of Edge MidCap as provided above.

Edge MidCap will, within a reasonable period of time before the Closing Date, furnish MidCap with a list of Edge MidCap’s portfolio securities and other investments. MidCap will, within a reasonable period of time before the Closing Date, identify the securities, if any, on Edge MidCap's list referred to in the foregoing sentence that MidCap wishes to receive from Edge MidCap and otherwise how MidCap wishes Edge MidCap’s portfolio to be repositioned prior to the Closing in accordance with MidCap’s investment objective, policies, and strategies. Edge MidCap, if requested by MidCap, will reposition its portfolio as directed by MidCap prior to the Closing. In addition, if it is determined that the portfolios of Edge MidCap and MidCap, when aggregated, would contain investments exceeding certain percentage limitations applicable to MidCap with respect to such investments, Edge MidCap, if requested by MidCap, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require Edge MidCap to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board or PGI, the investment advisor to Edge MidCap and MidCap, such disposition would adversely affect the status of the transactions contemplated in this Plan as a “reorganization,” as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended, or would otherwise not be in the best interests of Edge MidCap.
Prior to the Closing Date, Edge MidCap shall deliver to MidCap a list setting forth the assets to be assigned, delivered, and transferred to MidCap, including the securities then owned by Edge MidCap and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by MidCap pursuant to this Plan.
All of Edge MidCap’s portfolio securities shall be delivered by Edge MidCap’s custodian on the Closing Date to MidCap or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, as amended, transferred to an account in the name of MidCap or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from Edge MidCap’s account at its custodian to MidCap’s account at its custodian. If on the Closing Date Edge MidCap is unable to make good delivery to MidCap’s custodian of any of Edge MidCap’s portfolio securities because such securities have not yet been delivered to Edge MidCap’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and Edge MidCap shall deliver to MidCap’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to MidCap, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by MidCap.
This Plan may be abandoned and terminated, whether before or after notification to the shareholders of Edge MidCap, if the Board believes that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board at any time, except that after notification to the shareholders of Edge MidCap, no amendment may be made with respect to the Plan that in the opinion of the Board materially adversely affects the interests of the shareholders of Edge MidCap.
Except as expressly provided otherwise in this Plan, PGI will pay or cause to be paid all out-of-pocket fees and direct expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Plan are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.
Remainder of Page Intentionally Blank

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the _____ day of ____________, 2025.

PRINCIPAL FUNDS, INC. on behalf of the following Acquired Fund: Edge MidCap Fund

By:
Name:	George Djurasovic
Title:	Vice President and General Counsel

PRINCIPAL FUNDS, INC. on behalf of the following Acquiring Fund: MidCap Fund

By:
Name:	Adam U. Shaikh
Title:	Vice President, Assistant General Counsel, and Assistant Secretary

PRINCIPAL GLOBAL INVESTORS, LLC
(solely in connection with the payment of expenses)

By:
Name:	Adam U. Shaikh
Title:	Associate General Counsel

FORM OF
PLAN OF ACQUISITION
MidCap Growth Fund and MidCap Fund
The Board of Directors (the “Board”) of Principal Funds, Inc., a Maryland corporation (“PFI”), deems it advisable that the MidCap Fund, a series of PFI (“MidCap”), acquire all of the assets of the MidCap Growth Fund, a series of PFI (“MCG”), in exchange for the assumption by MidCap of all of the liabilities of MCG and for shares issued by MidCap, which are thereafter to be distributed by MCG pro rata to its shareholders in complete liquidation and termination of MCG and in exchange for all of MCG’s outstanding shares.
MCG will transfer to MidCap, and MidCap will acquire from MCG, all of the assets of MCG on the Closing Date, as defined below, and will assume from MCG all of the liabilities of MCG in exchange for the issuance of the number and class of shares of MidCap determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of MCG of the corresponding class in complete liquidation and termination of MCG and in exchange for all of MCG's outstanding Class J, Institutional Class, Class R-3, and Class R-6 shares. MCG will not issue, sell, or transfer any of its shares after the Closing Date, and only redemption requests received by MCG in proper form prior to the Closing Date shall be fulfilled by MCG. Redemption requests received by MCG thereafter will be treated as requests for redemption of those shares of MidCap allocable to the shareholder in question.
MCG will declare, and MidCap may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, MidCap will issue to MCG a number of full and fractional Class J, Institutional Class, Class R-3, and Class R-6 shares of MidCap, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding share class of MCG. The aggregate value of the net assets of MCG and MidCap shall be determined in accordance with the then-current Prospectus of PFI as of close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date.
The closing of the transactions contemplated in this Plan of Acquisition (the “Plan”) shall be held at the offices of Principal Global Investors, LLC (“PGI”), 711 High Street, Des Moines, Iowa 50392 on or about the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on ______________, 2025, or on such other date as PFI management may determine (the “Closing”). The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the NYSE is closed for other than customary weekend and holiday closings or (b) trading on the NYSE is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for MidCap or MCG to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, MCG shall (a) distribute on a pro rata basis to the Class J, Institutional Class, Class R-3, and Class R-6 shareholders of record of MCG at the close of business on the Closing Date the shares of MidCap of the corresponding class received by MCG at the Closing in exchange for all of MCG's outstanding shares, and (b) be liquidated in accordance with applicable law and PFI’s Articles of Incorporation.
For purposes of the distribution of shares of MidCap to shareholders of MCG, MidCap shall credit its books an appropriate number and class of its shares to the account of each shareholder of MCG. No certificates will be issued for shares of MidCap. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of MCG, shall be deemed for all purposes of PFI’s Articles of Incorporation and Bylaws to evidence the appropriate number and class of shares of MidCap to be credited on the books of MidCap in respect of such shares of MCG as provided above.

MCG will, within a reasonable period of time before the Closing Date, furnish MidCap with a list of MCG’s portfolio securities and other investments. MidCap will, within a reasonable period of time before the Closing Date, identify the securities, if any, on MCG's list referred to in the foregoing sentence that MidCap wishes to receive from MCG and otherwise how MidCap wishes MCG’s portfolio to be repositioned prior to the Closing in accordance with MidCap’s investment objective, policies, and strategies. MCG, if requested by MidCap, will reposition its portfolio as directed by MidCap prior to the Closing. In addition, if it is determined that the portfolios of MCG and MidCap, when aggregated, would contain investments exceeding certain percentage limitations applicable to MidCap with respect to such investments, MCG, if requested by MidCap, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require MCG to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board or PGI, the investment advisor to MCG and MidCap, such disposition would adversely affect the status of the transactions contemplated in this Plan as a “reorganization,” as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended, or would otherwise not be in the best interests of MCG.
Prior to the Closing Date, MCG shall deliver to MidCap a list setting forth the assets to be assigned, delivered, and transferred to MidCap, including the securities then owned by MCG and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by MidCap pursuant to this Plan.
All of MCG’s portfolio securities shall be delivered by MCG’s custodian on the Closing Date to MidCap or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, as amended, transferred to an account in the name of MidCap or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from MCG’s account at its custodian to MidCap’s account at its custodian. If on the Closing Date MCG is unable to make good delivery to MidCap’s custodian of any of MCG’s portfolio securities because such securities have not yet been delivered to MCG’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and MCG shall deliver to MidCap’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to MidCap, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by MidCap.
This Plan may be abandoned and terminated, whether before or after notification to the shareholders of MCG, if the Board believes that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board at any time, except that after notification to the shareholders of MCG, no amendment may be made with respect to the Plan that in the opinion of the Board materially adversely affects the interests of the shareholders of MCG.
Except as expressly provided otherwise in this Plan, PGI will pay or cause to be paid all out-of-pocket fees and direct expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Plan are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.
Remainder of Page Intentionally Blank

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the _____ day of ____________, 2025.

PRINCIPAL FUNDS, INC. on behalf of the following Acquired Fund: MidCap Growth Fund

By:
Name:	George Djurasovic
Title:	Vice President and General Counsel

PRINCIPAL FUNDS, INC. on behalf of the following Acquiring Fund: MidCap Fund

By:
Name:	Adam U. Shaikh
Title:	Vice President, Assistant General Counsel, and Assistant Secretary

PRINCIPAL GLOBAL INVESTORS, LLC
(solely in connection with the payment of expenses)

By:
Name:	Adam U. Shaikh
Title:	Associate General Counsel

FORM OF
PLAN OF ACQUISITION
MidCap Growth Fund III and MidCap Fund
The Board of Directors (the “Board”) of Principal Funds, Inc., a Maryland corporation (“PFI”), deems it advisable that the MidCap Fund, a series of PFI (“MidCap”), acquire all of the assets of the MidCap Growth Fund III, a series of PFI (“MCGIII”), in exchange for the assumption by MidCap of all of the liabilities of MCGIII and for shares issued by MidCap, which are thereafter to be distributed by MCGIII pro rata to its shareholders in complete liquidation and termination of MCGIII and in exchange for all of MCGIII’s outstanding shares.
MCGIII will transfer to MidCap, and MidCap will acquire from MCGIII, all of the assets of MCGIII on the Closing Date, as defined below, and will assume from MCGIII all of the liabilities of MCGIII in exchange for the issuance of the number and class of shares of MidCap determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of MCGIII of the corresponding class in complete liquidation and termination of MCGIII and in exchange for all of MCGIII's outstanding Class J, Institutional Class, Class R-3, and Class R-6 shares. MCGIII will not issue, sell, or transfer any of its shares after the Closing Date, and only redemption requests received by MCGIII in proper form prior to the Closing Date shall be fulfilled by MCGIII. Redemption requests received by MCGIII thereafter will be treated as requests for redemption of those shares of MidCap allocable to the shareholder in question.
MCGIII will declare, and MidCap may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, MidCap will issue to MCGIII a number of full and fractional Class J, Institutional Class, Class R-3, and Class R-6 shares of MidCap, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding share class of MCGIII. The aggregate value of the net assets of MCGIII and MidCap shall be determined in accordance with the then-current Prospectus of PFI as of close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date.
The closing of the transactions contemplated in this Plan of Acquisition (the “Plan”) shall be held at the offices of Principal Global Investors, LLC (“PGI”), 711 High Street, Des Moines, Iowa 50392 on or about the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on ______________, 2025, or on such other date as PFI management may determine (the “Closing”). The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the NYSE is closed for other than customary weekend and holiday closings or (b) trading on the NYSE is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for MidCap or MCGIII to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, MCGIII shall (a) distribute on a pro rata basis to the Class J, Institutional Class, Class R-3, and Class R-6 shareholders of record of MCGIII at the close of business on the Closing Date the shares of MidCap of the corresponding class received by MCGIII at the Closing in exchange for all of MCGIII's outstanding shares, and (b) be liquidated in accordance with applicable law and PFI’s Articles of Incorporation.
For purposes of the distribution of shares of MidCap to shareholders of MCGIII, MidCap shall credit its books an appropriate number and class of its shares to the account of each shareholder of MCGIII. No certificates will be issued for shares of MidCap. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of MCGIII, shall be deemed for all purposes of PFI’s Articles of Incorporation and Bylaws to evidence the appropriate number and class of shares of MidCap to be credited on the books of MidCap in respect of such shares of MCGIII as provided above.

MCGIII will, within a reasonable period of time before the Closing Date, furnish MidCap with a list of MCGIII’s portfolio securities and other investments. MidCap will, within a reasonable period of time before the Closing Date, identify the securities, if any, on MCGIII's list referred to in the foregoing sentence that MidCap wishes to receive from MCGIII and otherwise how MidCap wishes MCGIII’s portfolio to be repositioned prior to the Closing in accordance with MidCap’s investment objective, policies, and strategies. MCGIII, if requested by MidCap, will reposition its portfolio as directed by MidCap prior to the Closing. In addition, if it is determined that the portfolios of MCGIII and MidCap, when aggregated, would contain investments exceeding certain percentage limitations applicable to MidCap with respect to such investments, MCGIII, if requested by MidCap, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require MCGIII to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board or PGI, the investment advisor to MCGIII and MidCap, such disposition would adversely affect the status of the transactions contemplated in this Plan as a “reorganization,” as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended, or would otherwise not be in the best interests of MCGIII.
Prior to the Closing Date, MCGIII shall deliver to MidCap a list setting forth the assets to be assigned, delivered, and transferred to MidCap, including the securities then owned by MCGIII and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by MidCap pursuant to this Plan.
All of MCGIII’s portfolio securities shall be delivered by MCGIII’s custodian on the Closing Date to MidCap or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, as amended, transferred to an account in the name of MidCap or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from MCGIII’s account at its custodian to MidCap’s account at its custodian. If on the Closing Date MCGIII is unable to make good delivery to MidCap’s custodian of any of MCGIII’s portfolio securities because such securities have not yet been delivered to MCGIII’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and MCGIII shall deliver to MidCap’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to MidCap, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by MidCap.
This Plan may be abandoned and terminated, whether before or after notification to the shareholders of MCGIII, if the Board believes that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board at any time, except that after notification to the shareholders of MCGIII, no amendment may be made with respect to the Plan that in the opinion of the Board materially adversely affects the interests of the shareholders of MCGIII.
Except as expressly provided otherwise in this Plan, PGI will pay or cause to be paid all out-of-pocket fees and direct expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Plan are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.
Remainder of Page Intentionally Blank

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the _____ day of ____________, 2025.

PRINCIPAL FUNDS, INC. on behalf of the following Acquired Fund: MidCap Growth Fund III

By:
Name:	George Djurasovic
Title:	Vice President and General Counsel

PRINCIPAL FUNDS, INC. on behalf of the following Acquiring Fund: MidCap Fund

By:
Name:	Adam U. Shaikh
Title:	Vice President, Assistant General Counsel, and Assistant Secretary

PRINCIPAL GLOBAL INVESTORS, LLC
(solely in connection with the payment of expenses)

By:
Name:	Adam U. Shaikh
Title:	Associate General Counsel

APPENDIX B
INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND REDUCTIONS
Certain intermediaries have different policies and procedures regarding the availability of sales charge waivers and reductions, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or reductions. In order to receive a waiver or reduction offered by one intermediary or the Fund, the purchaser must purchase Fund shares from the Fund or intermediary offering the waiver or reduction. Please see the section of the prospectus entitled “CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING” for more information on sales charges and waivers available for different classes.
Currently, the following intermediaries have implemented a schedule of sales charge waivers and reductions described below:
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
•Transaction size breakpoints, as described in this prospectus or the SAI.
•Rights of accumulation (ROA), as described in this prospectus or the SAI.
•Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
•Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
•Redemptions due to death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in this prospectus.
•Redemptions made in connection with a return of excess contributions from an IRA account.
•Shares purchased through a Right of Reinstatement (as defined above).
•Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
Edward D. Jones & Co., L.P. ("Edward Jones")
Policies Regarding Transactions Through Edward Jones
Effective on or after August 28, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Principal Funds, Inc., or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints at Edward Jones
•Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation ("ROA") at Edward Jones
•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Principal Funds, Inc. held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent ("LOI") at Edward Jones
•Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:
•Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•Shares purchased in an Edward Jones fee-based program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following ("Right of Reinstatement"):
◦The redemption and repurchase occur in the same account.
◦The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge ("CDSC") Waivers at Edward Jones
•If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•The death or disability of the shareholder.
•Systematic withdrawals with up to 10% per year of the account value.
•Return of excess contributions from an Individual Retirement Account (IRA).
•Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•Shares exchanged in an Edward Jones fee-based program.
•Shares acquired through NAV reinstatement.
•Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•Initial purchase minimum: $250
•Subsequent purchase minimum: none
Minimum Balances
•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◦A fee-based account held on an Edward Jones platform
◦A 529 account held on an Edward Jones platform
◦An account with an active systematic investment plan or LOI

Exchanging Share Classes
•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Janney Montgomery Scott
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Charge* Waivers on Class A Shares Available at Janney
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.
•Shares acquired through a right of reinstatement.
•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
•Shares sold upon the death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•Shares sold in connection with a return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches their qualified age based on applicable IRS regulations.
•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•Shares acquired through a right of reinstatement.
•Shares exchanged into the same share class of a different fund.
Front-end Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
•Breakpoints as described in the fund’s Prospectus.
•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent ("LOI") which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an "initial sales charge."
J.P. Morgan Securities LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares Available at J.P. Morgan Securities LLC
•Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•Shares purchased through rights of reinstatement.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A Share Conversion
•A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at J.P. Morgan Securities LLC
•Shares sold upon the death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Shares purchased in connection with a return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•Shares acquired through a right of reinstatement.
Front-end Load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent
•Breakpoints as described in the prospectus.
•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund's prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill
•Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•Shares purchased through a Merrill investment advisory program.
•Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account.
•Shares purchased through the Merrill Edge Self-Directed platform.
•Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account.
•Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement.
•Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement).
•Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund's officers or trustees).
•Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level-Load Shares Available at Merrill
•Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3)).
•Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement.
•Shares sold due to return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation.
•Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
•Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.
•Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.
•Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.
Morgan Stanley Wealth Management
Initial Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
Effective July 1, 2018, if you purchase Class A Fund shares through a Morgan Stanley Wealth Management transactional brokerage account you will be eligible only for the following initial sales charge waivers, which differ from those disclosed elsewhere in this prospectus or the SAI.

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•Shares purchased through a Morgan Stanley self-directed brokerage account.
•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Oppenheimer & Co. Inc.
Effective June 12, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at OPCO
•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
•Shares purchased by or through a 529 Plan.
•Shares purchased through a OPCO affiliated investment advisory program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.
•Employees and registered representatives of OPCO or its affiliates and their family members.
•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.
CDSC Waivers on A, B and C Shares Available at OPCO
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.
•Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.
•Shares acquired through a right of reinstatement.
Front-end Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•Breakpoints as described in this prospectus.
•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. or each entity’s affiliates (“Raymond James”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C Shares Available at Raymond James
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching their qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a right of reinstatement.
Front-end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
•Breakpoints as described in this prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co. Incorporated
Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. Incorporated (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-end Sales Charge Waivers on Investors A-shares Available at Baird
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.
•Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.
•Shares purchase from the proceeds of redemptions from another Principal Funds, Inc. Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

•A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Investor A and C shares Available at Baird
•Shares sold due to death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
•Shares bought due to returns of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
•Shares acquired through a right of reinstatement.
Front-end Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•Breakpoints as described in this prospectus.
•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Principal Funds, Inc.’s assets held by accounts within the purchaser’s household at Baird. Eligible Principal Funds, Inc.’s assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Principal Funds, Inc.’s funds through Baird, over a 13-month period of time.
Stifel, Nicolaus & Company, Incorporated
Effective March 17, 2025, shareholders purchasing or holding Principal Funds, Inc’s shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Class A Shares
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Principal Funds, Inc. held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
•Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
•Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Principal Funds, Inc.
•Shares purchased from the proceeds of redeemed shares of Principal Funds, Inc. so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
•Shares from rollovers into Stifel from retirement plans to IRAs.
•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
•Purchases of Class 529-A shares through a rollover from another 529 plan.
•Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
•Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•Shares acquired through a right of reinstatement.
•Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
•Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
US Bancorp Investments, Inc. (“USBI”)
Effective February 2021, Shareholders who purchase fund shares through a USBI platform or account or who own shares for which USBI or an affiliate is the broker-dealer of record, where the shares are held in an omnibus account at the fund, and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of USBI.
(updated March 17, 2025)

APPENDIX C
FINANCIAL HIGHLIGHTS
The financial highlights tables for the Acquired Funds and the Acquiring Fund are set forth below and are intended to help investors understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended August 31, 2020 through August 31, 2024 and for fiscal years ended October 31, 2020 through October 31, 2024 has been derived from the financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in each Fund's Form N-CSR filed with the SEC for the fiscal years ended August 31, 2024 and October 31, 2024. The unaudited financial statements of the Edge MidCap Fund, an Acquired Fund, are included in PFI's Semi-Annual Report to Shareholders for the six-month period ended February 28, 2025. The unaudited financial statements of the MidCap Growth Fund and MidCap Growth Fund III, each an Acquired Fund, and the Acquiring Fund are included in PFI's Semi‑Annual Report to Shareholders for the six-month period ended April 30, 2025. Copies of these reports are available upon request as described above.
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Financial Highlights Principal Funds, Inc. (unaudited) Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate EDGE MIDCAP FUND Class A shares 2025(b) $13.15 $0.03 $0.11 $0.14 ($0.07 ) ($0.31 ) ($0.38 ) $12.91 1.14%(c),(d) $16,196 1.10%(e),(f) 0.42%(e) 29.0%(e) 2024 11.65 0.08 1.61 1.69 (0.13) (0.06) (0.19) 13.15 14.58 (d) 17,524 1.10 (f) 0.68 16.6 2023 11.95 0.09 1.19 1.28 (0.31) (1.27) (1.58) 11.65 12.20 (d) 17,724 1.10 (f) 0.84 11.3 2022 18.61 0.05 (1.99) (1.94) (0.04) (4.68) (4.72) 11.95 (13.95) (d) 16,564 1.10 (f) 0.38 16.1 2021 14.76 0.02 4.61 4.63 (0.05) (0.73) (0.78) 18.61 32.16 (d) 21,225 1.10 (f) 0.13 14.4 2020 14.39 0.06 0.92 0.98 (0.11) (0.50) (0.61) 14.76 6.54 (d),(g) 12,547 1.10 (f) 0.46 27.9 Institutional shares 2025(b) 13.29 0.05 0.11 0.16 (0.12) (0.31) (0.43) 13.02 1.24 (c) 33,952 0.77 (e),(f) 0.74 (e) 29.0 (e) 2024 11.76 0.12 1.64 1.76 (0.17) (0.06) (0.23) 13.29 15.04 37,068 0.77 (f) 1.01 16.6 2023 12.05 0.13 1.20 1.33 (0.35) (1.27) (1.62) 11.76 12.51 30,598 0.77 (f) 1.15 11.3 2022 18.71 0.10 (2.00) (1.90) (0.08) (4.68) (4.76) 12.05 (13.65) 61,125 0.77 (f) 0.70 16.1 2021 14.83 0.08 4.62 4.70 (0.09) (0.73) (0.82) 18.71 32.55 112,703 0.77 (f) 0.46 14.4 2020 14.42 0.11 0.92 1.03 (0.12) (0.50) (0.62) 14.83 6.97 82,198 0.77 (f) 0.79 27.9 R-6 shares 2025(b) 13.36 0.06 0.11 0.17 (0.13) (0.31) (0.44) 13.09 1.31 (c) 19,962 0.67 (e),(f) 0.85 (e) 29.0 (e) 2024 11.83 0.14 1.63 1.77 (0.18) (0.06) (0.24) 13.36 15.06 22,758 0.67 (f) 1.12 16.6 2023 12.11 0.15 1.20 1.35 (0.36) (1.27) (1.63) 11.83 12.66 28,053 0.67 (f) 1.26 11.3 2022 18.78 0.11 (2.00) (1.89) (0.10) (4.68) (4.78) 12.11 (13.54) 33,326 0.66 (f) 0.79 16.1 2021 14.88 0.09 4.65 4.74 (0.11) (0.73) (0.84) 18.78 32.68 451,070 0.65 (f) 0.57 14.4 2020 14.46 0.13 0.92 1.05 (0.13) (0.50) (0.63) 14.88 7.11 758,215 0.66 (f) 0.90 27.9 (a) Calculated based on average shares outstanding during the period. (b) Six months ended February 28, 2025. (c) Total return amounts have not been annualized. (d) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (e) Computed on an annualized basis. (f) Subject to Manager's contractual expense limit. (g) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption. C-3 Financial Highlights (Continued) Principal Funds, Inc. (unaudited) Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate EDGE MIDCAP FUND Class A shares 2025(b) $13.15 $0.03 $0.11 $0.14 ($0.07) ($0.31) ($0.38) $12.91 1.14%(c),(d) $16,196 1.10%(e),(f) 0.42%(e) 29.0%(e) 2024 11.65 0.08 1.61 1.69 (0.13) (0.06) (0.19) 13.15 14.58 (d) 17,524 1.10 (f) 0.68 16.6 2023 11.95 0.09 1.19 1.28 (0.31) (1.27) (1.58) 11.65 12.20 (d) 17,724 1.10 (f) 0.84 11.3 2022 18.61 0.05 (1.99) (1.94) (0.04) (4.68) (4.72) 11.95 (13.95) (d) 16,564 1.10 (f) 0.38 16.1 2021 14.76 0.02 4.61 4.63 (0.05) (0.73) (0.78) 18.61 32.16 (d) 21,225 1.10 (f) 0.13 14.4 2020 14.39 0.06 0.92 0.98 (0.11) (0.50) (0.61) 14.76 6.54 (d),(g) 12,547 1.10 (f) 0.46 27.9 Institutional shares 2025(b) 13.29 0.05 0.11 0.16 (0.12) (0.31) (0.43) 13.02 1.24 (c) 33,952 0.77 (e),(f) 0.74 (e) 29.0 (e) 2024 11.76 0.12 1.64 1.76 (0.17) (0.06) (0.23) 13.29 15.04 37,068 0.77 (f) 1.01 16.6 2023 12.05 0.13 1.20 1.33 (0.35) (1.27) (1.62) 11.76 12.51 30,598 0.77 (f) 1.15 11.3 2022 18.71 0.10 (2.00) (1.90) (0.08) (4.68) (4.76) 12.05 (13.65) 61,125 0.77 (f) 0.70 16.1 2021 14.83 0.08 4.62 4.70 (0.09) (0.73) (0.82) 18.71 32.55 112,703 0.77 (f) 0.46 14.4 2020 14.42 0.11 0.92 1.03 (0.12) (0.50) (0.62) 14.83 6.97 82,198 0.77 (f) 0.79 27.9 R-6 shares 2025(b) 13.36 0.06 0.11 0.17 (0.13) (0.31) (0.44) 13.09 1.31 (c) 19,962 0.67 (e),(f) 0.85 (e) 29.0 (e) 2024 11.83 0.14 1.63 1.77 (0.18) (0.06) (0.24) 13.36 15.06 22,758 0.67 (f) 1.12 16.6 2023 12.11 0.15 1.20 1.35 (0.36) (1.27) (1.63) 11.83 12.66 28,053 0.67 (f) 1.26 11.3 2022 18.78 0.11 (2.00) (1.89) (0.10) (4.68) (4.78) 12.11 (13.54) 33,326 0.66 (f) 0.79 16.1 2021 14.88 0.09 4.65 4.74 (0.11) (0.73) (0.84) 18.78 32.68 451,070 0.65 (f) 0.57 14.4 2020 14.46 0.13 0.92 1.05 (0.13) (0.50) (0.63) 14.88 7.11 758,215 0.66 (f) 0.90 27.9 (a) Calculated based on average shares outstanding during the period. (b) Six months ended February 28, 2025. (c) Total return amounts have not been annualized. (d) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (e) Computed on an annualized basis. (f) Subject to Manager's contractual expense limit. (g) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption. C-4 Financial Highlights Principal Funds, Inc. (unaudited) Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate MIDCAP FUND Class A shares 2025(b) $43.52 $0.01 $0.06 $0.07 $– ($1.40 ) ($1.40 ) $42.19 (0.04)%(c),(d) $1,912,740 0.90%(e) –% 0.03%(e) 14.3%(e) 2024 31.74 0.07 12.66 12.73 – (0.95) (0.95) 43.52 40.69 (d) 1,994,144 0.91 – 0.18 10.5 2023 30.71 (0.10) 2.12 2.02 – (0.99) (0.99) 31.74 6.62 (d) 1,590,186 0.95 – (0.30) 10.1 2022 42.87 (0.09) (8.74) (8.83) – (3.33) (3.33) 30.71 (22.25) (d) 1,591,916 0.94 – (0.27) 14.1 2021 30.19 (0.19) 13.26 13.07 – (0.39) (0.39) 42.87 43.63 (d) 2,198,683 0.93 – (0.50) 12.4 2020 30.15 (0.01) 1.44 1.43 (0.07) (1.32) (1.39) 30.19 4.83 (d) 1,607,917 0.95 – (0.04) 13.9 Class C shares 2025(b) 36.12 (0.14) 0.07 (0.07) – (1.40) (1.40) 34.65 (0.45) (c),(d) 31,557 1.72 (e) – (0.78) (e) 14.3 (e) 2024 26.69 (0.21) 10.59 10.38 – (0.95) (0.95) 36.12 39.55 (d) 34,593 1.72 – (0.64) 10.5 2023 26.19 (0.31) 1.80 1.49 – (0.99) (0.99) 26.69 5.71 (d) 29,926 1.78 – (1.13) 10.1 2022 37.32 (0.31) (7.49) (7.80) – (3.33) (3.33) 26.19 (22.84) (d) 40,097 1.72 – (1.06) 14.1 2021 26.51 (0.39) 11.59 11.20 – (0.39) (0.39) 37.32 42.62 (d) 72,682 1.67 – (1.21) 12.4 2020 26.77 (0.19) 1.25 1.06 – (1.32) (1.32) 26.51 4.02 (d) 158,906 1.69 – (0.74) 13.9 Class J shares 2025(b) 41.73 0.03 0.08 0.11 (0.03) (1.40) (1.43) 40.41 0.04 (c),(d) 368,899 0.76 (e),(f) 0.77 (e),(g) 0.17 (e) 14.3 (e) 2024 30.43 0.12 12.13 12.25 – (0.95) (0.95) 41.73 40.87 (d) 385,523 0.76 (f) 0.78 (g) 0.32 10.5 2023 29.44 (0.05) 2.03 1.98 – (0.99) (0.99) 30.43 6.78 (d) 293,360 0.80 (f) 0.82 (g) (0.16) 10.1 2022 41.18 (0.04) (8.37) (8.41) – (3.33) (3.33) 29.44 (22.13) (d) 292,151 0.79 (f) 0.81 (g) (0.12) 14.1 2021 28.96 (0.12) 12.73 12.61 – (0.39) (0.39) 41.18 43.85 (d),(h) 407,907 0.78 (f) 0.80 (g) (0.34) 12.4 2020 28.99 0.03 1.38 1.41 (0.12) (1.32) (1.44) 28.96 4.98 (d),(h) 310,404 0.79 (f) 0.82 (g) 0.12 13.9 Institutional shares 2025(b) 45.49 0.06 0.06 0.12 (0.06) (1.40) (1.46) 44.15 0.07 (c) 14,748,277 0.66 (e) – 0.26 (e) 14.3 (e) 2024 33.08 0.17 13.20 13.37 (0.01) (0.95) (0.96) 45.49 41.00 13,863,432 0.67 – 0.41 10.5 2023 31.88 (0.01) 2.20 2.19 – (0.99) (0.99) 33.08 6.92 9,079,129 0.68 – (0.04) 10.1 2022 44.26 – (9.05) (9.05) – (3.33) (3.33) 31.88 (22.05) (h) 10,110,818 0.67 (i) – 0.00 14.1 2021 31.08 (0.09) 13.66 13.57 – (0.39) (0.39) 44.26 44.03 (h) 15,790,247 0.67 (i) – (0.24) 12.4 2020 31.00 0.06 1.49 1.55 (0.15) (1.32) (1.47) 31.08 5.08 12,106,903 0.69 (i) – 0.21 13.9 R-3 shares 2025(b) 41.79 (0.07) 0.09 0.02 (0.01) (1.40) (1.41) 40.40 (0.16) (c) 150,786 1.13 (e) – (0.33) (e) 14.3 (e) 2024 30.58 (0.03) 12.19 12.16 – (0.95) (0.95) 41.79 40.36 51,069 1.14 – (0.07) 10.5 2023 29.68 (0.16) 2.05 1.89 – (0.99) (0.99) 30.58 6.41 40,789 1.15 – (0.51) 10.1 2022 41.63 (0.16) (8.46) (8.62) – (3.33) (3.33) 29.68 (22.42) 44,432 1.15 – (0.49) 14.1 2021 29.38 (0.26) 12.90 12.64 – (0.39) (0.39) 41.63 43.32 (h) 73,376 1.15 – (0.71) 12.4 2020 29.38 (0.06) 1.38 1.32 – (1.32) (1.32) 29.38 4.61 (h) 66,616 1.15 – (0.22) 13.9 R-5 shares 2025(b) 44.34 0.02 0.07 0.09 – (1.40) (1.40) 43.03 0.02 (c) 314,801 0.82 (e) – 0.08 (e) 14.3 (e) 2024 32.31 0.10 12.88 12.98 – (0.95) (0.95) 44.34 40.75 281,715 0.83 – 0.24 10.5 2023 31.21 (0.07) 2.16 2.09 – (0.99) (0.99) 32.31 6.74 219,018 0.84 – (0.21) 10.1 2022 43.47 (0.06) (8.87) (8.93) – (3.33) (3.33) 31.21 (22.16) 296,351 0.84 – (0.17) 14.1 2021 30.57 (0.15) 13.44 13.29 – (0.39) (0.39) 43.47 43.76 (h) 427,065 0.84 – (0.40) 12.4 2020 30.53 0.03 1.44 1.47 (0.11) (1.32) (1.43) 30.57 4.93 (h) 325,105 0.84 – 0.09 13.9 R-6 shares 2025(b) 45.56 0.08 0.07 0.15 (0.09) (1.40) (1.49) 44.22 0.14 (c) 11,974,545 0.58 (e) – 0.35 (e) 14.3 (e) 2024 33.13 0.21 13.21 13.42 (0.04) (0.95) (0.99) 45.56 41.11 11,302,031 0.59 – 0.50 10.5 2023 31.90 0.01 2.21 2.22 – (0.99) (0.99) 33.13 7.01 6,835,701 0.60 (i) – 0.04 10.1 2022 44.26 0.03 (9.06) (9.03) – (3.33) (3.33) 31.90 (21.98) 5,989,509 0.59 (i) – 0.09 14.1 2021 31.05 (0.06) 13.66 13.60 – (0.39) (0.39) 44.26 44.13 5,220,374 0.59 (i) – (0.15) 12.4 2020 30.97 0.09 1.49 1.58 (0.18) (1.32) (1.50) 31.05 5.20 4,054,486 0.60 (i) – 0.29 13.9 (a) Calculated based on average shares outstanding during the period. (b) Six months ended April 30, 2025. (c) Total return amounts have not been annualized. (d) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (e) Computed on an annualized basis. (f) Subject to Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (g) Excludes expense reimbursement from Manager and/or Distributor. (h) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption. (i) Subject to Manager's contractual expense limit. C-5 Financial Highlights (Continued) Principal Funds, Inc. (unaudited) Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate MIDCAP FUND Class A shares 2025(b) $43.52 $0.01 $0.06 $0.07 $– ($1.40) ($1.40) $42.19 (0.04)%(c),(d) $1,912,740 0.90%(e) –% 0.03%(e) 14.3%(e) 2024 31.74 0.07 12.66 12.73 – (0.95) (0.95) 43.52 40.69 (d) 1,994,144 0.91 – 0.18 10.5 2023 30.71 (0.10) 2.12 2.02 – (0.99) (0.99) 31.74 6.62 (d) 1,590,186 0.95 – (0.30) 10.1 2022 42.87 (0.09) (8.74) (8.83) – (3.33) (3.33) 30.71 (22.25) (d) 1,591,916 0.94 – (0.27) 14.1 2021 30.19 (0.19) 13.26 13.07 – (0.39) (0.39) 42.87 43.63 (d) 2,198,683 0.93 – (0.50) 12.4 2020 30.15 (0.01) 1.44 1.43 (0.07) (1.32) (1.39) 30.19 4.83 (d) 1,607,917 0.95 – (0.04) 13.9 Class C shares 2025(b) 36.12 (0.14) 0.07 (0.07) – (1.40) (1.40) 34.65 (0.45) (c),(d) 31,557 1.72 (e) – (0.78) (e) 14.3 (e) 2024 26.69 (0.21) 10.59 10.38 – (0.95) (0.95) 36.12 39.55 (d) 34,593 1.72 – (0.64) 10.5 2023 26.19 (0.31) 1.80 1.49 – (0.99) (0.99) 26.69 5.71 (d) 29,926 1.78 – (1.13) 10.1 2022 37.32 (0.31) (7.49) (7.80) – (3.33) (3.33) 26.19 (22.84) (d) 40,097 1.72 – (1.06) 14.1 2021 26.51 (0.39) 11.59 11.20 – (0.39) (0.39) 37.32 42.62 (d) 72,682 1.67 – (1.21) 12.4 2020 26.77 (0.19) 1.25 1.06 – (1.32) (1.32) 26.51 4.02 (d) 158,906 1.69 – (0.74) 13.9 Class J shares 2025(b) 41.73 0.03 0.08 0.11 (0.03) (1.40) (1.43) 40.41 0.04 (c),(d) 368,899 0.76 (e),(f) 0.77 (e),(g) 0.17 (e) 14.3 (e) 2024 30.43 0.12 12.13 12.25 – (0.95) (0.95) 41.73 40.87 (d) 385,523 0.76 (f) 0.78 (g) 0.32 10.5 2023 29.44 (0.05) 2.03 1.98 – (0.99) (0.99) 30.43 6.78 (d) 293,360 0.80 (f) 0.82 (g) (0.16) 10.1 2022 41.18 (0.04) (8.37) (8.41) – (3.33) (3.33) 29.44 (22.13) (d) 292,151 0.79 (f) 0.81 (g) (0.12) 14.1 2021 28.96 (0.12) 12.73 12.61 – (0.39) (0.39) 41.18 43.85 (d),(h) 407,907 0.78 (f) 0.80 (g) (0.34) 12.4 2020 28.99 0.03 1.38 1.41 (0.12) (1.32) (1.44) 28.96 4.98 (d),(h) 310,404 0.79 (f) 0.82 (g) 0.12 13.9 Institutional shares 2025(b) 45.49 0.06 0.06 0.12 (0.06) (1.40) (1.46) 44.15 0.07 (c) 14,748,277 0.66 (e) – 0.26 (e) 14.3 (e) 2024 33.08 0.17 13.20 13.37 (0.01) (0.95) (0.96) 45.49 41.00 13,863,432 0.67 – 0.41 10.5 2023 31.88 (0.01) 2.20 2.19 – (0.99) (0.99) 33.08 6.92 9,079,129 0.68 – (0.04) 10.1 2022 44.26 – (9.05) (9.05) – (3.33) (3.33) 31.88 (22.05) (h) 10,110,818 0.67 (i) – 0.00 14.1 2021 31.08 (0.09) 13.66 13.57 – (0.39) (0.39) 44.26 44.03 (h) 15,790,247 0.67 (i) – (0.24) 12.4 2020 31.00 0.06 1.49 1.55 (0.15) (1.32) (1.47) 31.08 5.08 12,106,903 0.69 (i) – 0.21 13.9 R-3 shares 2025(b) 41.79 (0.07) 0.09 0.02 (0.01) (1.40) (1.41) 40.40 (0.16) (c) 150,786 1.13 (e) – (0.33) (e) 14.3 (e) 2024 30.58 (0.03) 12.19 12.16 – (0.95) (0.95) 41.79 40.36 51,069 1.14 – (0.07) 10.5 2023 29.68 (0.16) 2.05 1.89 – (0.99) (0.99) 30.58 6.41 40,789 1.15 – (0.51) 10.1 2022 41.63 (0.16) (8.46) (8.62) – (3.33) (3.33) 29.68 (22.42) 44,432 1.15 – (0.49) 14.1 2021 29.38 (0.26) 12.90 12.64 – (0.39) (0.39) 41.63 43.32 (h) 73,376 1.15 – (0.71) 12.4 2020 29.38 (0.06) 1.38 1.32 – (1.32) (1.32) 29.38 4.61 (h) 66,616 1.15 – (0.22) 13.9 R-5 shares 2025(b) 44.34 0.02 0.07 0.09 – (1.40) (1.40) 43.03 0.02 (c) 314,801 0.82 (e) – 0.08 (e) 14.3 (e) 2024 32.31 0.10 12.88 12.98 – (0.95) (0.95) 44.34 40.75 281,715 0.83 – 0.24 10.5 2023 31.21 (0.07) 2.16 2.09 – (0.99) (0.99) 32.31 6.74 219,018 0.84 – (0.21) 10.1 2022 43.47 (0.06) (8.87) (8.93) – (3.33) (3.33) 31.21 (22.16) 296,351 0.84 – (0.17) 14.1 2021 30.57 (0.15) 13.44 13.29 – (0.39) (0.39) 43.47 43.76 (h) 427,065 0.84 – (0.40) 12.4 2020 30.53 0.03 1.44 1.47 (0.11) (1.32) (1.43) 30.57 4.93 (h) 325,105 0.84 – 0.09 13.9 R-6 shares 2025(b) 45.56 0.08 0.07 0.15 (0.09) (1.40) (1.49) 44.22 0.14 (c) 11,974,545 0.58 (e) – 0.35 (e) 14.3 (e) 2024 33.13 0.21 13.21 13.42 (0.04) (0.95) (0.99) 45.56 41.11 11,302,031 0.59 – 0.50 10.5 2023 31.90 0.01 2.21 2.22 – (0.99) (0.99) 33.13 7.01 6,835,701 0.60 (i) – 0.04 10.1 2022 44.26 0.03 (9.06) (9.03) – (3.33) (3.33) 31.90 (21.98) 5,989,509 0.59 (i) – 0.09 14.1 2021 31.05 (0.06) 13.66 13.60 – (0.39) (0.39) 44.26 44.13 5,220,374 0.59 (i) – (0.15) 12.4 2020 30.97 0.09 1.49 1.58 (0.18) (1.32) (1.50) 31.05 5.20 4,054,486 0.60 (i) – 0.29 13.9 (a) Calculated based on average shares outstanding during the period. (b) Six months ended April 30, 2025. (c) Total return amounts have not been annualized. (d) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (e) Computed on an annualized basis. (f) Subject to Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (g) Excludes expense reimbursement from Manager and/or Distributor. (h) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption. (i) Subject to Manager's contractual expense limit. C-6

Financial Highlights Principal Funds, Inc. (unaudited) Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate MIDCAP GROWTH FUND Class J shares 2025(b) $7.16 ($0.01 ) ($0.15 ) ($0.16 ) $– $– $7.00 (2.10)%(c),(d),(e) $72,577 0.91%(f),(g) 0.91%(f),(h) (0.23)%(f) 132.7%(f) 2024 5.46 (0.02) 1.72 1.70 – – 7.16 30.95 (d),(e) 78,956 0.88 (g) 0.89 (h) (0.28) 149.5 2023 5.77 (0.02) (0.29) (0.31) – – 5.46 (5.37) (e) 70,897 0.93 (g) 0.95 (h) (0.33) 181.4 2022 10.74 (0.03) (2.79) (2.82) (2.15) (2.15) 5.77 (31.59) (d),(e) 81,825 0.90 (g) 0.92 (h) (0.42) 165.5 2021 8.39 (0.03) 3.63 3.60 (1.25) (1.25) 10.74 45.43 (d),(e) 131,086 0.88 (g) 0.90 (h) (0.35) 114.5 2020 6.40 (0.04) 2.39 2.35 (0.36) (0.36) 8.39 38.55 (d),(e) 93,209 0.93 (g) 0.96 (h) (0.56) 120.6 Institutional shares 2025(b) 10.81 – (0.23) (0.23) – – 10.58 (2.04) (c),(d) 74,919 0.75 (f),(i) – (0.08) (f) 132.7 (f) 2024 8.23 (0.02) 2.60 2.58 – – 10.81 31.23 (d) 108,171 0.75 (i) – (0.16) 149.5 2023 8.69 (0.01) (0.45) (0.46) – – 8.23 (5.29) 98,232 0.75 (i) – (0.15) 181.4 2022 14.99 (0.03) (4.12) (4.15) (2.15) (2.15) 8.69 (31.50) (d) 125,149 0.75 (i) – (0.26) 165.5 2021 11.30 (0.03) 4.97 4.94 (1.25) (1.25) 14.99 45.74 (d) 149,191 0.75 (i) – (0.24) 114.5 2020 8.48 (0.04) 3.22 3.18 (0.36) (0.36) 11.30 38.77 58,852 0.75 (i) – (0.38) 120.6 R-3 shares 2025(b) 9.44 (0.03) (0.20) (0.23) – – 9.21 (2.23) (c),(d) 13,906 1.24 (f) – (0.57) (f) 132.7 (f) 2024 7.22 (0.06) 2.28 2.22 – – 9.44 30.61 (d) 14,421 1.24 – (0.64) 149.5 2023 7.66 (0.05) (0.39) (0.44) – – 7.22 (5.74) 15,596 1.24 – (0.64) 181.4 2022 13.55 (0.07) (3.67) (3.74) (2.15) (2.15) 7.66 (31.86) (d) 17,879 1.23 – (0.75) 165.5 2021 10.35 (0.09) 4.54 4.45 (1.25) (1.25) 13.55 45.01 (d) 22,672 1.23 – (0.72) 114.5 2020 7.84 (0.07) 2.94 2.87 (0.36) (0.36) 10.35 38.08 (d) 13,555 1.24 – (0.87) 120.6 R-5 shares 2025(b) 11.19 (0.02) (0.23) (0.25) – – 10.94 (2.15) (c),(d) 8,369 0.93 (f) – (0.27) (f) 132.7 (f) 2024 8.54 (0.03) 2.68 2.65 – – 11.19 30.91 (d) 4,771 0.93 – (0.33) 149.5 2023 9.02 (0.03) (0.45) (0.48) – – 8.54 (5.32) 4,137 0.93 – (0.33) 181.4 2022 15.50 (0.05) (4.28) (4.33) (2.15) (2.15) 9.02 (31.64) (d) 5,778 0.92 – (0.43) 165.5 2021 11.67 (0.05) 5.13 5.08 (1.25) (1.25) 15.50 45.47 (d) 25,223 0.92 – (0.39) 114.5 2020 8.77 (0.05) 3.31 3.26 (0.36) (0.36) 11.67 38.38 23,760 0.93 – (0.55) 120.6 (a) Calculated based on average shares outstanding during the period. (b) Six months ended April 30, 2025. (c) Total return amounts have not been annualized. (d) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption. (e) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (f) Computed on an annualized basis. (g) Subject to Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (h) Excludes expense reimbursement from Manager and/or Distributor. (i) Subject to Manager's contractual expense limit. C-7 Financial Highlights (Continued) Principal Funds, Inc. (unaudited) Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate MIDCAP GROWTH FUND Class J shares 2025(b) $7.16 ($0.01) ($0.15) ($0.16) $– $– $7.00 (2.10)%(c),(d),(e) $72,577 0.91%(f),(g) 0.91%(f),(h) (0.23)%(f) 132.7%(f) 2024 5.46 (0.02) 1.72 1.70 – – 7.16 30.95 (d),(e) 78,956 0.88 (g) 0.89 (h) (0.28) 149.5 2023 5.77 (0.02) (0.29) (0.31) – – 5.46 (5.37) (e) 70,897 0.93 (g) 0.95 (h) (0.33) 181.4 2022 10.74 (0.03) (2.79) (2.82) (2.15) (2.15) 5.77 (31.59) (d),(e) 81,825 0.90 (g) 0.92 (h) (0.42) 165.5 2021 8.39 (0.03) 3.63 3.60 (1.25) (1.25) 10.74 45.43 (d),(e) 131,086 0.88 (g) 0.90 (h) (0.35) 114.5 2020 6.40 (0.04) 2.39 2.35 (0.36) (0.36) 8.39 38.55 (d),(e) 93,209 0.93 (g) 0.96 (h) (0.56) 120.6 Institutional shares 2025(b) 10.81 – (0.23) (0.23) – – 10.58 (2.04) (c),(d) 74,919 0.75 (f),(i) – (0.08) (f) 132.7 (f) 2024 8.23 (0.02) 2.60 2.58 – – 10.81 31.23 (d) 108,171 0.75 (i) – (0.16) 149.5 2023 8.69 (0.01) (0.45) (0.46) – – 8.23 (5.29) 98,232 0.75 (i) – (0.15) 181.4 2022 14.99 (0.03) (4.12) (4.15) (2.15) (2.15) 8.69 (31.50) (d) 125,149 0.75 (i) – (0.26) 165.5 2021 11.30 (0.03) 4.97 4.94 (1.25) (1.25) 14.99 45.74 (d) 149,191 0.75 (i) – (0.24) 114.5 2020 8.48 (0.04) 3.22 3.18 (0.36) (0.36) 11.30 38.77 58,852 0.75 (i) – (0.38) 120.6 R-3 shares 2025(b) 9.44 (0.03) (0.20) (0.23) – – 9.21 (2.23) (c),(d) 13,906 1.24 (f) – (0.57) (f) 132.7 (f) 2024 7.22 (0.06) 2.28 2.22 – – 9.44 30.61 (d) 14,421 1.24 – (0.64) 149.5 2023 7.66 (0.05) (0.39) (0.44) – – 7.22 (5.74) 15,596 1.24 – (0.64) 181.4 2022 13.55 (0.07) (3.67) (3.74) (2.15) (2.15) 7.66 (31.86) (d) 17,879 1.23 – (0.75) 165.5 2021 10.35 (0.09) 4.54 4.45 (1.25) (1.25) 13.55 45.01 (d) 22,672 1.23 – (0.72) 114.5 2020 7.84 (0.07) 2.94 2.87 (0.36) (0.36) 10.35 38.08 (d) 13,555 1.24 – (0.87) 120.6 R-5 shares 2025(b) 11.19 (0.02) (0.23) (0.25) – – 10.94 (2.15) (c),(d) 8,369 0.93 (f) – (0.27) (f) 132.7 (f) 2024 8.54 (0.03) 2.68 2.65 – – 11.19 30.91 (d) 4,771 0.93 – (0.33) 149.5 2023 9.02 (0.03) (0.45) (0.48) – – 8.54 (5.32) 4,137 0.93 – (0.33) 181.4 2022 15.50 (0.05) (4.28) (4.33) (2.15) (2.15) 9.02 (31.64) (d) 5,778 0.92 – (0.43) 165.5 2021 11.67 (0.05) 5.13 5.08 (1.25) (1.25) 15.50 45.47 (d) 25,223 0.92 – (0.39) 114.5 2020 8.77 (0.05) 3.31 3.26 (0.36) (0.36) 11.67 38.38 23,760 0.93 – (0.55) 120.6 (a) Calculated based on average shares outstanding during the period. (b) Six months ended April 30, 2025. (c) Total return amounts have not been annualized. (d) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption. (e) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (f) Computed on an annualized basis. (g) Subject to Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (h) Excludes expense reimbursement from Manager and/or Distributor. (i) Subject to Manager's contractual expense limit. C-8 Financial Highlights Principal Funds, Inc. (unaudited) Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate MIDCAP GROWTH FUND III Class J shares 2025(b) $7.85 ($0.01 ) $0.01 $– ($4.59 ) ($4.59 ) $3.26 (4.79)%(c),(d) $38,569 1.12%(e),(f) 1.14%(e),(g) (0.47)%(e) 52.0%(e) 2024 6.97 (0.03) 1.72 1.69 (0.81) (0.81) 7.85 25.08 (d) 41,631 1.04 (f) 1.08 (g) (0.33) 54.7 2023 7.29 (0.03) (0.10) (0.13) (0.19) (0.19) 6.97 (1.76) (d) 36,508 1.13 (f) 1.17 (g) (0.42) 49.4 2022 13.69 (0.05) (2.92) (2.97) (3.43) (3.43) 7.29 (27.12) (d) 38,816 1.14 (f) 1.18 (g) (0.65) 44.0 2021 10.46 (0.09) 4.12 4.03 (0.80) (0.80) 13.69 39.96 (d) 59,567 1.12 (f) 1.17 (g) (0.77) 34.3 2020 9.53 (0.06) 1.98 1.92 (0.99) (0.99) 10.46 21.76 (d) 45,753 1.19 (f) 1.25 (g) (0.65) 50.7 Institutional shares 2025(b) 11.97 (0.01) (0.17) (0.18) (4.59) (4.59) 7.20 (4.60) (c) 182,289 0.84 (e),(h) – (0.17) (e) 52.0 (e) 2024 10.25 (0.01) 2.54 2.53 (0.81) (0.81) 11.97 25.26 388,247 0.80 (h) – (0.07) 54.7 2023 10.59 (0.01) (0.14) (0.15) (0.19) (0.19) 10.25 (1.40) 1,033,488 0.80 (h) – (0.10) 49.4 2022 18.18 (0.04) (4.12) (4.16) (3.43) (3.43) 10.59 (26.94) 1,120,495 0.85 (h) – (0.35) 44.0 2021 13.63 (0.08) 5.43 5.35 (0.80) (0.80) 18.18 40.37 1,165,856 0.86 (h) – (0.50) 34.3 2020 12.10 (0.04) 2.56 2.52 (0.99) (0.99) 13.63 22.12 1,127,871 0.87 (h) – (0.33) 50.7 R-3 shares 2025(b) 10.10 (0.02) (0.10) (0.12) (4.59) (4.59) 5.39 (4.92) (c) 3,494 1.40 (e),(h) – (0.77) (e) 52.0 (e) 2024 8.80 (0.06) 2.17 2.11 (0.81) (0.81) 10.10 24.61 2,754 1.37 (h) – (0.66) 54.7 2023 9.17 (0.06) (0.12) (0.18) (0.19) (0.19) 8.80 (1.95) 2,698 1.37 (h) – (0.66) 49.4 2022 16.30 (0.10) (3.60) (3.70) (3.43) (3.43) 9.17 (27.30) 3,568 1.42 (h) – (0.93) 44.0 2021 12.36 (0.16) 4.90 4.74 (0.80) (0.80) 16.30 39.54 5,149 1.43 (h) – (1.09) 34.3 2020 11.12 (0.10) 2.33 2.23 (0.99) (0.99) 12.36 21.41 2,643 1.44 (h) – (0.89) 50.7 R-5 shares 2025(b) 11.85 (0.02) (0.17) (0.19) (4.59) (4.59) 7.07 (4.78) (c) 3,515 1.09 (e),(h) – (0.46) (e) 52.0 (e) 2024 10.18 (0.04) 2.52 2.48 (0.81) (0.81) 11.85 24.92 2,658 1.06 (h) – (0.34) 54.7 2023 10.54 (0.04) (0.13) (0.17) (0.19) (0.19) 10.18 (1.60) 2,945 1.06 (h) – (0.36) 49.4 2022 18.15 (0.08) (4.10) (4.18) (3.43) (3.43) 10.54 (27.13) 2,520 1.11 (h) – (0.61) 44.0 2021 13.65 (0.12) 5.42 5.30 (0.80) (0.80) 18.15 39.92 5,903 1.12 (h) – (0.76) 34.3 2020 12.14 (0.07) 2.57 2.50 (0.99) (0.99) 13.65 21.87 6,505 1.13 (h) – (0.59) 50.7 (a) Calculated based on average shares outstanding during the period. (b) Six months ended April 30, 2025. (c) Total return amounts have not been annualized. (d) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (e) Computed on an annualized basis. (f) Subject to Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (g) Excludes expense reimbursement from Manager and/or Distributor. (h) Subject to Manager's contractual expense limit. C-9 Financial Highlights (Continued) Principal Funds, Inc. (unaudited) Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss)(a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate MIDCAP GROWTH FUND III Class J shares 2025(b) $7.85 ($0.01) $0.01 $– ($4.59) ($4.59) $3.26 (4.79)%(c),(d) $38,569 1.12%(e),(f) 1.14%(e),(g) (0.47)%(e) 52.0%(e) 2024 6.97 (0.03) 1.72 1.69 (0.81) (0.81) 7.85 25.08 (d) 41,631 1.04 (f) 1.08 (g) (0.33) 54.7 2023 7.29 (0.03) (0.10) (0.13) (0.19) (0.19) 6.97 (1.76) (d) 36,508 1.13 (f) 1.17 (g) (0.42) 49.4 2022 13.69 (0.05) (2.92) (2.97) (3.43) (3.43) 7.29 (27.12) (d) 38,816 1.14 (f) 1.18 (g) (0.65) 44.0 2021 10.46 (0.09) 4.12 4.03 (0.80) (0.80) 13.69 39.96 (d) 59,567 1.12 (f) 1.17 (g) (0.77) 34.3 2020 9.53 (0.06) 1.98 1.92 (0.99) (0.99) 10.46 21.76 (d) 45,753 1.19 (f) 1.25 (g) (0.65) 50.7 Institutional shares 2025(b) 11.97 (0.01) (0.17) (0.18) (4.59) (4.59) 7.20 (4.60) (c) 182,289 0.84 (e),(h) – (0.17) (e) 52.0 (e) 2024 10.25 (0.01) 2.54 2.53 (0.81) (0.81) 11.97 25.26 388,247 0.80 (h) – (0.07) 54.7 2023 10.59 (0.01) (0.14) (0.15) (0.19) (0.19) 10.25 (1.40) 1,033,488 0.80 (h) – (0.10) 49.4 2022 18.18 (0.04) (4.12) (4.16) (3.43) (3.43) 10.59 (26.94) 1,120,495 0.85 (h) – (0.35) 44.0 2021 13.63 (0.08) 5.43 5.35 (0.80) (0.80) 18.18 40.37 1,165,856 0.86 (h) – (0.50) 34.3 2020 12.10 (0.04) 2.56 2.52 (0.99) (0.99) 13.63 22.12 1,127,871 0.87 (h) – (0.33) 50.7 R-3 shares 2025(b) 10.10 (0.02) (0.10) (0.12) (4.59) (4.59) 5.39 (4.92) (c) 3,494 1.40 (e),(h) – (0.77) (e) 52.0 (e) 2024 8.80 (0.06) 2.17 2.11 (0.81) (0.81) 10.10 24.61 2,754 1.37 (h) – (0.66) 54.7 2023 9.17 (0.06) (0.12) (0.18) (0.19) (0.19) 8.80 (1.95) 2,698 1.37 (h) – (0.66) 49.4 2022 16.30 (0.10) (3.60) (3.70) (3.43) (3.43) 9.17 (27.30) 3,568 1.42 (h) – (0.93) 44.0 2021 12.36 (0.16) 4.90 4.74 (0.80) (0.80) 16.30 39.54 5,149 1.43 (h) – (1.09) 34.3 2020 11.12 (0.10) 2.33 2.23 (0.99) (0.99) 12.36 21.41 2,643 1.44 (h) – (0.89) 50.7 R-5 shares 2025(b) 11.85 (0.02) (0.17) (0.19) (4.59) (4.59) 7.07 (4.78) (c) 3,515 1.09 (e),(h) – (0.46) (e) 52.0 (e) 2024 10.18 (0.04) 2.52 2.48 (0.81) (0.81) 11.85 24.92 2,658 1.06 (h) – (0.34) 54.7 2023 10.54 (0.04) (0.13) (0.17) (0.19) (0.19) 10.18 (1.60) 2,945 1.06 (h) – (0.36) 49.4 2022 18.15 (0.08) (4.10) (4.18) (3.43) (3.43) 10.54 (27.13) 2,520 1.11 (h) – (0.61) 44.0 2021 13.65 (0.12) 5.42 5.30 (0.80) (0.80) 18.15 39.92 5,903 1.12 (h) – (0.76) 34.3 2020 12.14 (0.07) 2.57 2.50 (0.99) (0.99) 13.65 21.87 6,505 1.13 (h) – (0.59) 50.7 (a) Calculated based on average shares outstanding during the period. (b) Six months ended April 30, 2025. (c) Total return amounts have not been annualized. (d) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (e) Computed on an annualized basis. (f) Subject to Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (g) Excludes expense reimbursement from Manager and/or Distributor. (h) Subject to Manager's contractual expense limit. C-10

PART B
PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
STATEMENT OF ADDITIONAL INFORMATION
Dated: July 23, 2025
This Statement of Additional Information is available to the shareholders of the Edge MidCap Fund ('Edge MidCap"), MidCap Growth Fund ("MidCap Growth"), and MidCap Growth Fund III ("MidCap Growth III") (each, an "Acquired Fund" and, together, the "Acquired Funds") in connection with the proposed reorganization of the Acquired Funds into the MidCap Fund (the "Acquiring Fund") (the "Reorganization"). The Acquired and Acquiring Funds are each a separate series of Principal Funds, Inc. ("PFI"). The Acquiring Fund will be the Accounting and Performance Survivor following the Reorganization.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Information Statement/Prospectus dated July 23, 2025, relating to the Reorganization. The Information Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling toll-free at 1 (800) 222-5852.
TABLE OF CONTENTS
(1)The Statement of Additional Information dated December 31, 2024 as amended and restated June 20, 2025, and filed on June 20, 2025.
(2)The Statement of Additional Information dated March 1, 2025, filed on February 26, 2025, and the supplements thereto, dated and filed on March 17, 2025, March 31, 2025, May 15, 2025, and June 16, 2025.
(3)The financial statements of the Edge MidCap Fund, an Acquired Fund, included in PFI's Annual Report to Shareholders the fiscal year ended August 31, 2024, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on October 29, 2024, and the unaudited financial statements of the Edge MidCap Fund, an Acquired Fund, included in PFI's Semi-Annual Report to Shareholders for the six-month period ended February 28, 2025, as filed on Form N-CSRS on April 22, 2025.
(4)The financial statements of the MidCap Growth Fund and MidCap Growth Fund III, each an Acquired Fund, and the Acquiring Fund included in PFI's Annual Report to Shareholders (Part 1) (Part 2) for the fiscal year ended October 31, 2024, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR in two related submissions due to size/image constraints, on December 27, 2024, and the unaudited financial statements of the MidCap Growth Fund and MidCap Growth Fund III, each an Acquired Fund, and the Acquiring Fund included in PFI's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2025, as filed on Form N-CSRS on June 20, 2025.

INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 033-59474 and 811-07572):
(1)The Statement of Additional Information dated December 31, 2024 as amended and restated June 20, 2025, and filed on June 20, 2025 (Accession No. 0000898745-25-000315).
(2)The Statement of Additional Information dated March 1, 2025, filed on February 26, 2025 (Accession No. 0000898745-25-000100), and the supplements thereto, dated and filed on March 17, 2025, March 31, 2025, May 15, 2025, and June 16, 2025.
(3)The financial statements of the Edge MidCap Fund, an Acquired Fund, included in PFI's Annual Report to Shareholders the fiscal year ended August 31, 2024, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on October 29, 2024, and the unaudited financial statements of the Edge MidCap Fund, an Acquired Fund, included in PFI's Semi-Annual Report to Shareholders for the six-month period ended February 28, 2025, as filed on Form N-CSRS on April 22, 2025.
(4)The financial statements of the MidCap Growth Fund and MidCap Growth Fund III, each an Acquired Fund, and the Acquiring Fund included in PFI's Annual Report to Shareholders (Part 1) (Part 2) for the fiscal year ended October 31, 2024, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR in two related submissions due to size/image constraints, on December 27, 2024, and the unaudited financial statements of the MidCap Growth Fund and MidCap Growth Fund III, each an Acquired Fund, and the Acquiring Fund included in PFI's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2025, as filed on Form N-CSRS on June 20, 2025.
The PFI Annual and Semi-Annual Reports to Shareholders are available upon request and without charge by calling toll-free at 1 (800) 222-5852 or online at www.PrincipalAM.com/Prospectuses.
SUPPLEMENTAL FINANCIAL INFORMATION
A table showing the fees of the Acquiring Fund and the Acquired Funds, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Annual Fund Operating Expenses” sections of the Proxy Statement.
The Reorganization will not result in a material change to the Acquired Funds' investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by an Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of each Acquired Fund modified to show the effects of the change is not required and is not included.
There are no material differences in accounting policies of the Acquired Funds as compared to those of the Acquiring Fund.
2